                                                      1933 Act File No. 33-31072
                                                      1940 Act File No. 811-5876

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           /X/

                         Pre-Effective Amendment No.                         / /

                       Post-Effective Amendment No. 28                       /X/

                                     and/or

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT           /X/
                                     OF 1940

                              Amendment No. 28                               /X/

                          LORD ABBETT SERIES FUND, INC.
                Exact Name of Registrant as Specified in Charter

              90 HUDSON STREET, JERSEY CITY, NEW JERSEY 07302-3973
                      Address of Principal Executive Office

                  REGISTRANT'S TELEPHONE NUMBER (201) 395-2000

           Christina T. Simmons, Vice President & Assistant Secretary
              90 HUDSON STREET, JERSEY CITY, NEW JERSEY 07302-3973
                      Name and Address of Agent for Service

/ / It is proposed that this filing will become effective (check appropriate box)

/ /  immediately upon filing pursuant to paragraph (b)

/X/  on May 1, 2006 pursuant to paragraph (b)

/ /  60 days after filing pursuant to paragraph (a) (1)

/ /  on (date) pursuant to paragraph (a) (1)

/ /  75 days after filing pursuant to paragraph (a) (2)

/ /  on (date) pursuant to paragraph (a) (2) of rule 485

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment No. 28 (the "Amendment") to Lord Abbett Series Fund, Inc.'s Registration Statement relates to Class VC shares of the All Value Portfolio, America's Value Portfolio, Bond-Debenture Portfolio, Growth and Income Portfolio, Growth Opportunities Portfolio, International Portfolio, Large-Cap Core Portfolio and Mid-Cap Value Portfolio.

[LORD ABBETT LOGO]



LORD ABBETT                                             MAY 1,
SERIES FUND --                                          2006
 ALL VALUE PORTFOLIO

                                                     PROSPECTUS


SERVES AS AN UNDERLYING INVESTMENT VEHICLE FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                          PAGE
                             THE FUND

      What you should know        Goal                                      2
            about the Fund        Principal Strategy                        2
                                  Main Risks                                3
                                  Performance                               5
                                  Fees and Expenses                         7
                                  Additional Investment Information         9
                                  Management                               12

                            YOUR INVESTMENT

           Information for        Purchases and Redemptions                14
             managing your        Conflicts of Interest                    22
              Fund account        Distributions and Taxes                  23
                                  Services Arrangements                    23

                      FINANCIAL INFORMATION

                                  Financial Highlights                     25


                      ADDITIONAL INFORMATION

         How to learn more        Back Cover
            about the Fund
                 and other
         Lord Abbett Funds

                                    THE FUND

GOAL

     The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

PRINCIPAL STRATEGY


     To pursue this goal, the Fund primarily purchases equity securities of U.S. and MULTINATIONAL COMPANIES that we believe are undervalued in all market capitalization ranges. Under normal circumstances, the Fund will invest at least 50% of its net assets in equity securities of LARGE, SEASONED COMPANIES. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000(R) Value Index, a widely-used benchmark for large-cap stock performance. As of July 1, 2005, the market capitalization range of the Russell 1000(R) Value Index was $890 million to $368.2 billion. This range varies daily. The Fund will invest the remainder of its assets in mid-sized and small company securities. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


     In selecting investments, the Fund attempts to invest in securities selling at reasonable prices in relation to our assessment of their potential value. While there is the risk that an investment may never reach what we think is its full value, or may go down in value, our emphasis on large, seasoned company VALUE STOCKS may limit the Fund's downside risk. This is because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be issued by more established companies and less volatile than mid-sized or small-company stocks. Although smaller companies may present greater risks

[SIDENOTE]

WE OR THE FUND OR ALL VALUE Portfolio refers to All Value Portfolio, a portfolio or series of Lord Abbett Series Fund, Inc. (the "Company").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

MULTINATIONAL COMPANIES are those companies that conduct their business operations and activities in more than one country.

LARGE COMPANIES are established companies that are considered "known quantities". Large companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.

VALUE STOCKS are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

     than larger companies as outlined below, they also may present higher potential for attractive long-term returns.

     We generally sell a stock when we think it seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or has reached our valuation target.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large value stocks may perform differently than the market as a whole and other types of stocks, such as mid-sized or small-company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. Certain investments may never reach what we think is their full value or may go down in value.

     Investments in mid-sized or small-company stocks generally involve greater risks than investments in large company stocks. Mid-sized or small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. Mid-sized or small-company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. In addition, there may be less liquidity in mid-sized or small-company stocks, subjecting them to greater price fluctuations than larger company stocks.

Due to its investments in multinational companies, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                                             ALL VALUE PORTFOLIO

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class VC shares from calendar year to calendar year. The Fund's shares are currently sold only to certain insurance company separate accounts that fund variable annuity contracts and variable life insurance policies. This chart does not reflect the sales charges or other expenses of such contracts. If those sales charges and expenses were reflected, returns would be less.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS VC SHARES
--------------------------------------------------------------------------------

2004    +15.7%
2005     +7.0%

BEST QUARTER 4th Q '04    +10.9%
WORST QUARTER 1st Q '05    -1.5%

================================================================================

                                                             ALL VALUE PORTFOLIO

     The table below shows how the average annual total returns of the Fund's Class VC shares compare to those of two broad-based securities market indices.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                                        LIFE OF
SHARE CLASS                                      1 YEAR                 FUND(1)
Class VC Shares                                   6.95%                 17.86%
S&P 500/Citigroup Value Index(2)(3)               5.82%                 17.94%
Russell 3000(R)Value Index(2)                     6.85%                 18.75%


(1)  The SEC declared the Fund effective on 4/30/03.
(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3) The S&P 500/Citigroup Value Index was formerly named S&P 500/Barra Value Index, which recently experienced some adjustments in the methodology used for performance reporting purposes.

                                                             ALL VALUE PORTFOLIO

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     The purpose of the fee table below is to help variable contract owners investing in the Fund to understand the various Fund expenses. The fee table, including the example below, shows only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this fee table. If such fees and expenses were reflected in the table, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                                                        N/A
Maximum Deferred Sales Charge                                                     N/A
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")                                               0.75%
Other Expenses(1)                                                                1.00%
Total Annual Fund Operating Expenses(1)(2)                                       1.75%
Expense Reimbursement(1)(2)                                                     (0.60)%
Net Expenses(1)(2)                                                               1.15%



(1) Lord Abbett has contractually agreed through April 30, 2007 to reimburse a portion of the Fund's expenses to the extent necessary to maintain its "Other Expenses" at an annualized rate of 0.40% of its average daily net assets.


(2) These amounts have been restated based on estimates for the current fiscal year.

[SIDENOTE]


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain insurance companies for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                             ALL VALUE PORTFOLIO

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. The example does not reflect variable contract expenses, fees, and charges. If these expenses, fees, and charges were included, your costs would be higher. Based on these assumptions your costs would be:


                       1 YEAR     3 YEARS     5 YEARS       10 YEARS
Class VC Shares        $ 117       $ 493       $ 893         $ 2,013
---------------------------------------------------------------------

ADDITIONAL INVESTMENT INFORMATION

     This section describes some of the investment techniques that might be used by the Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices, and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivatives and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

     DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks. Although the Fund may not invest more than 10% of its net assets in foreign securities, ADRs are not subject to this limitation.


     LISTED OPTIONS ON SECURITIES. The Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices. The Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. The Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its net assets at the time an option is written.


     RISKS OF OPTIONS. Fund transactions in options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

     TEMPORARY DEFENSIVE INVESTMENTS. At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political, or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


     INFORMATION ON PORTFOLIO HOLDINGS. The Fund's Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Fund's portfolio holdings, including a complete schedule of holdings. The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, the Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Fund also may make publicly available Fund commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or performance attribution information within 30 days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Fund's policies and procedures with respect to the disclosure of its portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.


MANAGEMENT

     BOARD OF DIRECTORS. The Board oversees the management of the business and affairs of the Fund. The Board meets regularly to review the Fund's portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.


     INVESTMENT ADVISER. The Fund's investment adviser is Lord, Abbett & Co. LLC ("Lord Abbett"), which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $105 billion in 54 mutual fund portfolios and other advisory accounts as of February 28, 2006.

     Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. Prior to January 1, 2006, the management fee payable to Lord Abbett was at a flat annual rate of .75 of 1%. Effective

     January 1, 2006, the management fee is calculated daily and payable monthly at the following annual rates:

          .75 of 1% on the first $1 billion of average daily net assets; .70 of 1% on the next $1 billion;
          .65  of 1% over $2 billion.

     For the fiscal year ended December 31, 2005, the fee paid to Lord Abbett was at an effective rate of .75% of the Fund's average daily net assets.

     In addition, Lord Abbett provides certain administrative services to the Fund for a fee at an annual rate of .04% of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses to the extent necessary to maintain its "Other Expenses" at an aggregate rate of .40 of 1% of its average daily net assets. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

     Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board's approval is available in the Fund's Annual Report to Shareholders.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. The Statement of Additional Information contains additional information about the managers' compensation, other accounts managed by them and their ownership of the Fund's shares.

     Robert P. Fetch and Howard E. Hansen head the team and are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Fetch, Partner and Small-Cap Value Senior Investment Manager, joined Lord Abbett in 1995. Mr. Hansen, Partner and Investment Manager, joined Lord Abbett in 1995.

                                 YOUR INVESTMENT

PURCHASES AND REDEMPTIONS

     This Prospectus offers, at net asset value ("NAV"), one class of shares named All Value Portfolio that is also referred to in this Prospectus as Class VC. These shares of the Fund are not offered directly to the public. Rather, these shares are currently offered only to separate accounts of certain insurance companies that are unaffiliated with Lord Abbett. These insurance companies sell VARIABLE CONTRACTS that generate premiums, some of which will be invested in the Fund. Redemptions will be effected by the separate accounts to meet obligations under the Variable Contracts. Contract owners do not deal directly with the Fund with respect to the purchase or redemption of Fund shares.


     We reserve the right to modify, restrict, or reject any purchase order or exchange request if the Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.


     PRICING OF SHARES. NAV per share is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives the order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

     In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if

[SIDENOTE]

VARIABLE CONTRACTS include variable annuity contracts and variable life insurance policies.


LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.


     Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the exchange on which the security is principally traded are valued under fair value procedures approved by the Fund's Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price, or the security is relatively illiquid. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.


     Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

     EXCESSIVE TRADING AND MARKET TIMING. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of the Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact the Fund's performance.

     To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to excessive trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, to occur in the interim potentially affecting the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, it may be particularly susceptible to excessive trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in short-term trading to take advantage of these pricing differences (known as "price arbitrage"). The Fund has adopted fair value procedures designed to adjust closing market prices of these types of securities to reflect what is believed to be their fair value at the time the Fund calculates its NAV per share. While there is no assurance, the Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders. For more information about these procedures, see "Your Investment - Purchases and Redemptions" above.

     The Fund's Board has adopted additional policies and procedures that are designed to prevent or stop excessive short-term trading and market timing ("frequent trading"). We also have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. The Fund may modify its frequent trading policy and monitoring procedures, which are described below, from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

     MONITORING PROCEDURES. There are procedures in place to monitor the purchase, sale and exchange/transfer activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. As a general matter, Lord Abbett will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. In addition, although the Distributor

[SIDENOTE]

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts they maintain with the Fund and encourages recordkeepers and other agents to adhere to such policies and procedures when placing orders, there can be no assurance that such entities will do so. Moreover, the Distributor's ability to monitor these trades and/or implement the procedures may be severely limited. These difficulties may be magnified by the nature of the Fund serving as an investment vehicle for variable products, which may have their own frequent trading policies, which policies may be inconsistent with the Fund's policies. We normally will review and evaluate the frequent trading policies and procedures of variable contract product sponsors, and evaluate each on its merits, in order to seek to increase the likelihood that the Fund will be protected against excessive short-term trading. Notwithstanding our efforts, these circumstances may result in policies and procedures in place at certain Financial Intermediaries that are less effective at detecting and preventing excessive trading than the policies and procedures adopted by the Distributor and other such entities.

     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial Intermediaries to hold Fund shares on behalf of investors. A substantial portion or all of the Fund's shares may be held through omnibus accounts. When shares are held in this manner, (1) the Distributor may not have any or complete access to the underlying investor account information, and/or (2) the Financial Intermediaries may be unable to implement or support our procedures. In such cases, the Financial Intermediaries may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor purchase and redemption activity through the overall omnibus account(s).

     If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary and request it to provide or review information on individual account transactions so that we or the Financial Intermediary may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request that the Financial Intermediary take appropriate action, to the extent it is permitted to do so, to curtail the activity and will work with the relevant party to do so. Such action may include placing blocks on accounts to prohibit future purchases and exchanges of Fund shares. If we determine that the Financial Intermediary has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, we may consider whether to terminate the relationship.


     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. In addition to the fees described above, Lord Abbett, Lord Abbett Distributor and the Fund may make other payments to Financial Intermediaries and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

     Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense and without cost to the Fund or the Fund's shareholders. The payments may be for:

     -  marketing and/or distribution support for Dealers;

     - the Dealers' and their investment professionals' shareholder servicing efforts;

     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

     - certain information regarding Dealers and their investment professionals;

     - sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

     - the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes; and/or

     - certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, and entertainment and meals, among other things.

     Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from amounts equal to an annual rate of 0.02% to 0.15% of one or more of the Lord Abbett Funds' assets attributable to the Dealer and/or its investment professionals. The maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, ticket charges, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's Statement of Additional Information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds as investment options in a variable product. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or include a Lord Abbett Fund as an investment option in a variable product. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     The Fund's portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.


CONFLICTS OF INTEREST

     As discussed above, shares offered by this Prospectus are currently available only to separate accounts of certain insurance companies that are unaffiliated with Lord Abbett. Although the Fund does not currently anticipate any disadvantages to policy owners because it offers its shares to such entities, there is a possibility that a material conflict may arise. The Board of Directors intends to monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Board of Directors may require one or more insurance company separate accounts to withdraw its investments in the Fund. If this occurs, the Fund may be forced to sell its securities at disadvantageous prices.

DISTRIBUTIONS AND TAXES

     The Fund expects to pay its shareholders dividends from its net investment income annually and to distribute any net capital gains annually as "capital gains distributions."

     The Fund intends to comply with the diversification requirements, contained in Section 817(h) of the Internal Revenue Code of 1986, as amended, and the Treasury regulations thereunder, that apply to investments by Variable Contracts. To satisfy these requirements, the Fund generally will not be permitted to invest more than 55% of the value of its total assets in the securities of a single issuer; more than 70% of the value of its total assets in the securities of any two issuers; more than 80% of the value of its total assets in the securities of any three issuers; or more than 90% of the value of its total assets in the securities of any four issuers. In the case of government securities, each U.S. Governmental agency or instrumentality is generally treated as a separate issuer. If the Fund fails to satisfy these diversification requirements on the last day of a quarter of a calendar year, the owner of a Variable Contract that holds shares in the Fund during the calendar quarter in which the failure occurs could become subject to current federal taxation at ordinary income rates with respect to income on the Variable Contract.

     For information about the federal income tax treatment of distributions to the separate Variable Contract accounts that hold shares in the Fund, please refer to the prospectus provided by the insurance company for your Variable Contract.

     Because of the unique tax status of Variable Contracts, you should consult your tax adviser regarding treatment under the federal, state, and local tax rules that apply to you.

SERVICES ARRANGEMENTS


     Certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value of the Class VC Shares held in the insurance company's separate account to service and maintain Variable Contract owners' accounts. The services provided may include: providing information periodically to Variable Contract owners; showing the number of shares of the Fund held through the Variable Contract; responding to Variable Contract owners' inquiries relating to the services performed by the insurance company; forwarding shareholder communications from the Fund, including proxies, shareholder reports, annual and semiannual financial statements, as well as dividend, distribution and tax notices to Variable Contract owners, if required by law; and such other similar services as the Fund may reasonably request, from time to time, to the extent the insurance company is permitted to do so under federal and state statutes, rules and regulations.


     The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund.

                                                             ALL VALUE PORTFOLIO

                             FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                 YEAR ENDED            4/30/2003(C)
                                                          -------------------------         TO
PER SHARE OPERATING PERFORMANCE                             2005           2004         12/31/2003
NET ASSET VALUE, BEGINNING OF PERIOD                      $    13.95     $    12.10     $    10.00
 INVESTMENT OPERATIONS:
 Net investment income(a)                                        .09            .13            .04
Net realized and unrealized gain                                 .88           1.77           2.48
TOTAL FROM INVESTMENT OPERATIONS                                 .97           1.90           2.52
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                          (.05)          (.05)          (.04)
 Net realized gain                                              (.05)            --(e)        (.38)
TOTAL DISTRIBUTIONS                                             (.10)          (.05)          (.42)
NET ASSET VALUE, END OF PERIOD                            $    14.82     $    13.95     $    12.10
TOTAL RETURN(b)                                                 6.95%         15.71%         25.33%(d)
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including expense
  reductions and expenses assumed                               1.14%          1.14%           .77%(d)
 Expenses, excluding expense reductions and
  expenses assumed                                              1.75%          3.06%         22.10%(d)
 Net investment income                                           .66%           .99%           .35%(d)


================================================================================


                                                                 YEAR ENDED            4/30/2003(C)
                                                          -------------------------         TO
SUPPLEMENTAL DATA:                                          2005            2004        12/31/2003
NET ASSETS, END OF PERIOD (000)                           $   34,277     $    6,457     $      251
PORTFOLIO TURNOVER RATE                                        34.89%         19.19%         29.69%


(a) Calculated using average shares outstanding during the period.
(b) Total return assumes the reinvestment of all distributions.
(c) Commencement of operations.
(d) Not annualized.
(e) Amount is less than $.01.

TO OBTAIN INFORMATION:                  ADDITIONAL INFORMATION

BY TELEPHONE. For shareholder                This Prospectus is intended for use in connection with a Variable
account inquiries call the Fund              Contract Plan. More information on this Fund is or will be
at 800-821-5129. For literature              available free upon request, including:
requests call the Fund at
800-874-3733.                           ANNUAL/SEMIANNUAL REPORT

BY MAIL. Write to the Fund at:               The Fund's Annual and Semiannual Reports contain more information
The Lord Abbett Family of Funds              about the Fund's investments and performance. The Annual Report also
90 Hudson Street                             includes details about the market conditions and investment strategies
Jersey City, NJ 07302-3973                   that had a significant effect on the Fund's performance during the last fiscal year. The Reports are available, free of charge, at
VIA THE INTERNET.                            www.LordAbbett.com and through other means, as indicated on the left.
LORD, ABBETT & CO. LLC
www.LordAbbett.com                      STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Text only versions of Fund                   Provides more details about the Fund and its policies. A current SAI
documents can be viewed online               is on file with the Securities and Exchange Commission ("SEC") and is
or downloaded from the SEC:                  incorporated by reference (is legally considered part of this
www.sec.gov.                                 Prospectus). Although the SAI is not available at www.LordAbbett.com, the SAI is available through other means, generally without charge, as
You can also obtain copies by                indicated on the left.
visiting the SEC's Public
Reference Room in Washington,
DC (phone 202-942-8090) or
by sending your request and a
duplicating fee to the SEC's
Public Reference Section,
Washington, DC 20549-0102 or
by sending your request
electronically to
publicinfo@sec.gov.

[LORD ABBETT(R) LOGO]

  Lord Abbett Mutual Fund shares
      are distributed by:
   LORD ABBETT DISTRIBUTOR LLC               Lord Abbett Series Fund, Inc.                       LASF-AVP-1
       90 Hudson Street                          All Value Portfolio                             (5/06)
Jersey City, New Jersey 07302-3973
                                             SEC FILE NUMBER: 811-5876

[LORD ABBETT LOGO]

LORD ABBETT SERIES FUND --
  AMERICA'S VALUE PORTFOLIO


                                                          MAY 1,
                                                          2006


                                                        PROSPECTUS


SERVES AS AN UNDERLYING INVESTMENT VEHICLE FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                          PAGE
                               THE FUND

            What you should know   Goal                                     2
                  about the Fund   Principal Strategy                       2
                                   Main Risks                               4
                                   Performance                              6
                                   Fees and Expenses                        7
                                   Additional Investment Information        9
                                   Management                              14

                             YOUR INVESTMENT

                 Information for   Purchases and Redemptions               17
                   managing your   Conflicts of Interest                   25
                    Fund account   Distributions and Taxes                 26
                                   Services Arrangements                   26

                        FINANCIAL INFORMATION

                                   Financial Highlights                    28

                       ADDITIONAL INFORMATION

               How to learn more   Back Cover
              about the Fund and
               other Lord Abbett
                           Funds

                                                       AMERICA'S VALUE PORTFOLIO

                                    THE FUND

GOAL

     The Fund's investment objective is to seek current income and capital appreciation.

PRINCIPAL STRATEGY

     To pursue this goal, the Fund normally invests in equity securities of companies with market capitalizations greater than $500 million at the time of purchase and fixed income securities of various types. This market capitalization threshold may vary in response to changes in the markets. The Fund generally uses a value approach to identify particular investments for the Fund. The mix of the Fund's investments at any time will depend on our judgments regarding the degree to which we believe specific securities are undervalued (that is, with the highest projected total return/yield potential) and is subject to change. Under normal circumstances, the Fund invests at least 65% of its net assets in equity securities and may invest its remaining assets in equity or fixed income securities. The Fund invests under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and fixed income securities issued by companies organized in or maintaining their principal place of business in the United States, or whose securities are traded primarily in the United States. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. The Fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States.

     In the case of equity securities, we focus on companies that we believe have the potential for significant market appreciation due to growing recognition of improvement in their financial results or increasing anticipation of such improvement. We look for such factors as:

     -  changes in economic and financial environments
     -  new or improved products or services

[SIDENOTE]

WE OR THE FUND OR AMERICA'S VALUE PORTFOLIO refers to America's Value Portfolio, a portfolio or series of Lord Abbett Series Fund, Inc. (the "Company").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

                                                       AMERICA'S VALUE PORTFOLIO

     -  new or rapidly expanding markets
     -  changes in management or structure of the company
     -  price increases for the company's products or services
     - improved efficiencies resulting from new technologies or changes in distribution
     -  changes in government regulations, political or competitive conditions


     The equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


     The Fund may invest in various types of fixed income securities including investment grade debt securities, mortgage-related or other asset-backed securities, high-yield debt securities (sometimes called "lower-rated bonds" or "junk bonds"), U.S. Government securities, and cash equivalents. In selecting investments for the Fund we seek unusual values, using fundamental, bottom-up research to identify undervalued securities that we believe will produce a high total return. It is expected that a significant portion of the Fund's assets (as much as 30%) may be invested in high-yield debt securities. We attempt to reduce the risks associated with these securities through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions. Although the Fund may purchase securities with maturities of up to 30 years, during normal market conditions its average portfolio maturity is expected to be between 5 and 12 years.

                                                       AMERICA'S VALUE PORTFOLIO

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with investing in equity and fixed income securities.

     The value of the Fund's equity security holdings and, consequently, the value of an investment in the Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies involved. With its emphasis on VALUE STOCKS, the Fund may perform differently than the market as a whole and other types of stocks, such as growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. The Fund may invest a significant portion of its assets in mid-sized companies that may be less able to weather economic shifts or other adverse developments than larger, more established companies. Because the Fund is not limited to investing in equity securities, the Fund may have smaller gains in a rising stock market than a fund investing solely in equity securities. In addition, if the Fund's assessment of a company's value or prospects for market appreciation or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

     The value of the Fund's fixed income holdings and, consequently, the value of an investment in the Fund will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline. Longer-term fixed income securities are usually more sensitive to interest rate changes. This means that the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price. High-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive. In times of economic

[SIDENOTE]

VALUE STOCKS are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

                                                       AMERICA'S VALUE PORTFOLIO

     uncertainty, these securities may decline in price, even when interest rates are falling.

     There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with junk bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. In addition, the market for high-yield debt securities generally is less liquid than the market for higher-rated securities, subjecting them to greater price fluctuations.

     The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. The prepayment rate also will affect the price and volatility of a mortgage-related security.

     Investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.


     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                                       AMERICA'S VALUE PORTFOLIO

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class VC shares from calendar year to calendar year. The Fund's shares are currently sold only to certain insurance company separate accounts that fund variable annuity contracts and variable life insurance policies. This chart does not reflect the sales charges or other expenses of such contracts. If those sales charges and expenses were reflected, returns would be less.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS VC
--------------------------------------------------------------------------------

2004    +16.5%
2005     +3.8%

BEST QUARTER 4th Q '04   +8.9%
WORST QUARTER 1st Q '05  -1.2%

     The table below shows how the average annual total returns of the Fund's Class VC shares compare to those of a broad-based securities market index.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------

                                                               LIFE OF
SHARE CLASS                                      1 YEAR        FUND(1)
Class VC Shares                                    3.78%         16.11%
65% Russell 3000(R) Value/35% Merrill Lynch
High Yield Master II Index(2)                      5.43%         15.66%
S&P 500(R) Index(2)                                4.91%         14.27%

(1)  The SEC declared the Fund effective on 4/30/03.

(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.

                                                       AMERICA'S VALUE PORTFOLIO

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     The purpose of the fee table below is to help variable contract owners investing in the Fund to understand the various Fund expenses. The fee table, including the example below, shows only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this fee table. If such fees and expenses were reflected in the table, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                        N/A
Maximum Deferred Sales Charge                                                      N/A
ANNUAL FUND OPERATING EXPENSES
Management Fees                                                                   0.75%
Other Expenses(1)                                                                 0.58%
Total Annual Fund Operating Expenses(1)                                           1.33%
Expense Reimbursement(1)                                                         (0.18)%
Net Expenses(1)                                                                   1.15%



(1) Lord Abbett has contractually agreed through April 30, 2007 to reimburse a portion of the Fund's expenses to the extent necessary to maintain its "Other Expenses" at an annualized rate of 0.40% of its average daily net assets.


[SIDENOTE]

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain insurance companies for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                       AMERICA'S VALUE PORTFOLIO

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. The example does not reflect variable contract expenses, fees and charges. If these expenses, fees, and charges were included, your costs would be higher. Based on these assumptions your costs would be:


                                  1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class VC Shares                   $  117        $   404        $   712        $  1,586

ADDITIONAL INVESTMENT INFORMATION

     This section describes some of the investment techniques that might be used by the Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices, and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

     DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks.

     FOREIGN SECURITIES. The Fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States. This limitation does not include ADRs. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.


     LISTED OPTIONS ON SECURITIES. The Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices. The Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. The Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its net assets at the time an option is written.


     RISKS OF OPTIONS. Fund transactions in options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.


     MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The mortgage- and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage-related and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.


     TEMPORARY DEFENSIVE INVESTMENTS. At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political, or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


     SWAP AND SIMILAR TRANSACTIONS. The Fund may enter into swap transactions for hedging or for investment purposes. A swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or "notional" amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities or indices. The Fund may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

     In a credit swap, the Fund may agree to make one or more premium payments in exchange for the agreement of its counterparty to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or other

     "credit event" relating to the issuers of the debt. In such transactions, the Fund effectively acquires protection from decreases in the creditworthiness of the debt issuers. Alternatively, the Fund may agree to provide such credit protection in exchange for receiving the premium payments.

     The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If Lord Abbett is incorrect in its forecasts of the interest rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Fund may be less favorable than it would have been if the Fund had not entered into them.

     Because these arrangements are bi-lateral agreements between the Fund and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Funds. However, the Fund's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Fund is required to pay exceed the value of the payments that its counterparty is required to make. The Fund segregates liquid assets equal to any difference between that excess and the amount of collateral that it is required to provide. Conversely, the Fund requires its counterparties to provide collateral on a comparable basis except in those instances in which Lord Abbett is satisfied with the claims paying ability of the counterparty without such collateral.

     It is not currently expected that these transactions will be a principal strategy of the Funds.

     INFORMATION ON PORTFOLIO HOLDINGS. The Fund's Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Fund's portfolio holdings, including a complete schedule of holdings. The

     Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, the Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Fund also may make publicly available Fund commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or performance attribution information within 30 days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Fund's policies and procedures with respect to the disclosure of its portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.


MANAGEMENT

     BOARD OF DIRECTORS. The Board oversees the management of the business and affairs of the Fund. The Board meets regularly to review the Fund's portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.

     INVESTMENT ADVISER. The Fund's investment adviser is Lord, Abbett & Co. LLC ("Lord Abbett"), which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $105 billion in 54 mutual fund portfolios and other advisory accounts as of February 28, 2006.

     Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. Prior to January 1, 2006, the management fee payable to Lord Abbett was at a flat annual rate of .75 of 1%. Effective January 1, 2006, the management fee is calculated daily and payable monthly at the following annual rates:

        .75 of 1% on the first $1 billion of average daily net assets; .70 of 1% on the next $1 billion;
        .65 of 1% over $2 billion.

     For the fiscal year ended December 31, 2005, the management fee paid to Lord Abbett was at an effective rate of .75% of the Fund's average daily net assets.


     In addition, Lord Abbett provides certain administrative services to the Fund for a fee at an annual rate of .04% of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses to the extent necessary to maintain its "Other Expenses" at an aggregate rate of .40% of its average daily net assets.


     Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board's approval is available in the Fund's Annual Report to Shareholders.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. The Statement of Additional Information contains additional information about the managers' compensation, other accounts managed by them and their ownership of the Fund's shares.


     Edward von der Linde and Christopher J. Towle head the team and are jointly and primarily responsible for the day-to-day management of the Fund. Mr. von der Linde, Partner and Investment Manager, joined Lord Abbett in 1988 and has been in the investment business since 1985. Mr. Towle, Partner and Investment Manager, joined Lord Abbett in 1987. Mr. Towle is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1980.

                                 YOUR INVESTMENT

PURCHASES AND REDEMPTIONS

     This Prospectus offers, at net asset value ("NAV"), one class of shares named America's Value Portfolio that is also referred to in this Prospectus as Class VC. These shares of the Fund are not offered directly to the public. Rather, these shares are currently offered only to separate accounts of certain insurance companies that are unaffiliated with Lord Abbett. These insurance companies sell VARIABLE CONTRACTS that generate premiums, some of which will be invested in the Fund. Redemptions will be effected by the separate accounts to meet obligations under the Variable Contracts. Contract owners do not deal directly with the Fund with respect to the purchase or redemption of Fund shares.


     We reserve the right to modify, restrict, or reject any purchase order or exchange request if the Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.


     PRICING OF SHARES. NAV per share is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives the order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

     In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if

[SIDENOTE]

VARIABLE CONTRACTS include variable annuity contracts and variable life insurance policies.


LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.


     Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the exchange on which the security is principally traded are valued under fair value procedures approved by the Fund's Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price, or the security is relatively illiquid. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.


     Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

     EXCESSIVE TRADING AND MARKET TIMING. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of the Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact the Fund's performance.

     To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to excessive trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, to occur in the interim potentially affecting the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, it may be particularly susceptible to excessive trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in short-term trading to take advantage of these pricing differences (known as "price arbitrage"). The Fund has adopted fair value procedures designed to adjust closing market prices of these types of securities to reflect what is believed to be their fair value at the time the Fund calculates its NAV per share. While there is no assurance, the Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders. For more information about these procedures, see "Your Investment - Purchases and Redemptions" above.

     The Fund's Board has adopted additional policies and procedures that are designed to prevent or stop excessive short-term trading and market timing ("frequent trading"). We also have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. The Fund may modify its frequent trading policy and monitoring procedures, which are described below, from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

     MONITORING PROCEDURES. There are procedures in place to monitor the purchase, sale and exchange/transfer activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. As a general matter, Lord Abbett will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. In addition, although the Distributor

[SIDENOTE]

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts they maintain with the Fund and encourages recordkeepers and other agents to adhere to such policies and procedures when placing orders, there can be no assurance that such entities will do so. Moreover, the Distributor's ability to monitor these trades and/or implement the procedures may be severely limited. These difficulties may be magnified by the nature of the Fund serving as an investment vehicle for variable products, which may have their own frequent trading policies, which policies may be inconsistent with the Fund's policies. We normally will review and evaluate the frequent trading policies and procedures of variable contract product sponsors, and evaluate each on its merits, in order to seek to increase the likelihood that the Fund will be protected against excessive short-term trading. Notwithstanding our efforts, these circumstances may result in policies and procedures in place at certain Financial Intermediaries that are less effective at detecting and preventing excessive trading than the policies and procedures adopted by the Distributor and other such entities.

     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial Intermediaries to hold Fund shares on behalf of investors. A substantial portion or all of the Fund's shares may be held through omnibus accounts. When shares are held in this manner, (1) the Distributor may not have any or complete access to the underlying investor account information, and/or (2) the Financial Intermediaries may be unable to implement or support our procedures. In such cases, the Financial Intermediaries may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor purchase and redemption activity through the overall omnibus account(s).

     If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary and request it to provide or review information on individual account transactions so that we or the Financial Intermediary may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request that the Financial Intermediary take appropriate action, to the extent it is permitted to do so, to curtail the activity and will work with the relevant party to do so. Such action may include placing blocks on accounts to prohibit future purchases and exchanges of Fund shares. If we determine that the Financial Intermediary has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, we may consider whether to terminate the relationship.


     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. In addition to the fees described above, Lord Abbett, Lord Abbett Distributor and the Fund may make other payments to Financial Intermediaries and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

     Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense and without cost to the Fund or the Fund's shareholders. The payments may be for:

     -  marketing and/or distribution support for Dealers;

     - the Dealers' and their investment professionals' shareholder servicing efforts;

     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

     - certain information regarding Dealers and their investment professionals;

     - sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

     - the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes; and/or

     - certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, and entertainment and meals, among other things.

     Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from amounts equal to an annual rate of 0.02% to 0.15% of one or more of the Lord Abbett Funds' assets attributable to the Dealer and/or its investment professionals. The maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, ticket charges, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's Statement of Additional Information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds as investment options in a variable product. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or include a Lord Abbett Fund as an investment option in a variable product. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     The Fund's portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.


CONFLICTS OF INTEREST

     As discussed above, shares offered by this Prospectus are currently available only to separate accounts of certain insurance companies that are unaffiliated with Lord Abbett. Although the Fund does not currently anticipate any disadvantages to policy owners because it offers its shares to such entities, there is a possibility that a material conflict may arise. The Board of Directors intends to monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Board of Directors may require one or more insurance company separate accounts to withdraw its investments in the Fund. If this occurs, the Fund may be forced to sell its securities at disadvantageous prices.

DISTRIBUTIONS AND TAXES

     The Fund expects to pay its shareholders dividends from its net investment income annually and to distribute any net capital gains annually as "capital gains distributions."

     The Fund intends to comply with the diversification requirements, contained in Section 817(h) of the Internal Revenue Code of 1986, as amended, and the Treasury regulations thereunder, that apply to investments by Variable Contracts. To satisfy these requirements, the Fund generally will not be permitted to invest more than 55% of the value of its total assets in the securities of a single issuer; more than 70% of the value of its total assets in the securities of any two issuers; more than 80% of the value of its total assets in the securities of any three issuers; or more than 90% of the value of its total assets in the securities of any four issuers. In the case of government securities, each U.S. Governmental agency or instrumentality is generally treated as a separate issuer. If the Fund fails to satisfy these diversification requirements on the last day of a quarter of a calendar year, the owner of a Variable Contract that holds shares in the Fund during the calendar quarter in which the failure occurs could become subject to current federal taxation at ordinary income rates with respect to income on the Variable Contract.

     For information about the federal income tax treatment of distributions to the separate Variable Contract accounts that hold shares in the Fund, please refer to the prospectus provided by the insurance company for your Variable Contract.

     Because of the unique tax status of Variable Contracts, you should consult your tax adviser regarding treatment under the federal, state, and local tax rules that apply to you.

SERVICES ARRANGEMENTS


     Certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value of the Class VC Shares held in the insurance company's separate account to service and maintain Variable Contract owners' accounts. The services provided may include: providing information periodically to Variable Contract owners; showing the number of shares of the Fund held through the Variable Contract; responding to Variable Contract owners' inquiries relating to the services performed by the insurance company; forwarding shareholder communications from the Fund, including proxies, shareholder reports, annual and semiannual financial statements, as well as dividend, distribution and tax notices to Variable Contract owners, if required by law; and such other similar services as the Fund may reasonably request, from time to time, to the extent the insurance company is permitted to do so under federal and state statutes, rules and regulations.


     The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund.

                                                       AMERICA'S VALUE PORTFOLIO

                             FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                               YEAR ENDED               4/30/2003(c)
                                                        ------------------------             TO
PER SHARE OPERATING PERFORMANCE                           2005            2004           12/31/2003
NET ASSET VALUE, BEGINNING OF PERIOD                    $  13.83        $  12.07        $      10.00
INVESTMENT OPERATIONS:
  Net investment income(a)                                   .39             .38                 .28
  Net realized and unrealized gain                           .14            1.61                2.05
TOTAL FROM INVESTMENT OPERATIONS                             .53            1.99                2.33

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                     (.30)           (.22)               (.15)
  Net realized gain                                         (.13)           (.01)               (.11)
TOTAL DISTRIBUTIONS                                         (.43)           (.23)               (.26)

NET ASSET VALUE, END OF PERIOD                          $  13.93        $  13.83        $      12.07
TOTAL RETURN(b)                                             3.78%          16.47%              23.31%(d)
RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions and
    expenses assumed                                        1.15%           1.15%                .77%(d)
  Expenses, excluding expense reductions and
    expense assumed                                         1.33%           1.56%               3.59%(d)
  Net investment income                                     2.77%           2.94%               2.39%(d)


================================================================================


                                                               YEAR ENDED               4/30/2003(c)
                                                        ------------------------            TO
SUPPLEMENTAL DATA:                                        2005            2004          12/31/2003
NET ASSETS, END OF PERIOD (000)                         $ 62,971        $ 26,368        $      5,165
PORTFOLIO TURNOVER RATE                                    31.65%          28.01%              49.36%


(a)  Calculated using average shares outstanding during the period.
(b)  Total return assumes the reinvestment of all distributions.
(c)  Commencement of operations.
(d)  Not annualized.

TO OBTAIN INFORMATION:
                                                        ADDITIONAL INFORMATION
BY TELEPHONE. For shareholder
account inquiries call the Fund                              This Prospectus is intended for use in connection with
at 800-821-5129. For literature                              a Variable Contract Plan. More information on this Fund
requests call the Fund at                                    is or will be available free upon request, including:
800-874-3733.
                                                             ANNUAL/SEMIANNUAL REPORT
BY MAIL. Write to the Fund at:
The Lord Abbett Family of Funds                              The Fund's Annual and Semiannual Reports contain more
90 Hudson Street                                             information about the Fund's investments and
Jersey City, NJ 07302-3973                                   performance. The Annual Report also includes details
                                                             about the market conditions and investment strategies
VIA THE INTERNET.                                            that had a significant effect on the Fund's performance
LORD, ABBETT & CO. LLC                                       during the last fiscal year. The Reports are available,
www.LordAbbett.com                                           free of charge, at www.LordAbbett.com and through other
                                                             means as indicated on the left.
Text only versions of Fund documents can be viewed
online or downloaded from the SEC: www.sec.gov.              STATEMENT OF ADDITIONAL INFORMATION ("SAI")

You can also obtain copies by visiting the SEC's             Provides more details about the Fund and its policies.
Public Reference Room in Washington, DC (phone               A current SAI is on file with the Securities and
202-942-8090) or by sending your request and a               Exchange Commission ("SEC") and is incorporated by
duplicating fee to the SEC's Public Reference                reference (is legally considered part of this
Section, Washington, DC 20549-0102 or by sending             Prospectus). Although the SAI is not available at
your request electronically to publicinfo@sec.gov.           www.LordAbbett.com, the SAI is available through other
                                                             means, generally without charge, as indicated on the
                                                             left.


[LORD ABBETT(R) LOGO]


          Lord Abbett Mutual Fund shares
                are distributed by:
            LORD ABBETT DISTRIBUTOR LLC                      Lord Abbett Series Fund, Inc.                       LASF-AMVP-1
                 90 Hudson Street                               America's Value Portfolio                        (5/06)
        Jersey City, New Jersey 07302-3973
                                                             SEC FILE NUMBER: 811-5876

[LORD ABBETT LOGO]

LORD ABBETT
SERIES FUND --
  BOND-DEBENTURE
  PORTFOLIO


                                                                       MAY 1,
                                                                        2006

                                                                     PROSPECTUS


SERVES AS AN UNDERLYING INVESTMENT VEHICLE FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                        PAGE
                THE FUND

  What you should   Goal                                 2
       know about   Principal Strategy                   2
         the Fund   Main Risks                           3
                    Performance                          5
                    Fees and Expenses                    6
                    Additional Investment Information    8
                    Management                           12

             YOUR INVESTMENT

  Information for   Purchases and Redemptions            15
    managing your   Conflicts of Interest                23
     Fund account   Distributions and Taxes              23
                    Services Arrangements                24

          FINANCIAL INFORMATION

                    Financial Highlights                 25

         ADDITIONAL INFORMATION

How to learn more   Back Cover
   about the Fund
        and other
Lord Abbett Funds

                                                        BOND-DEBENTURE PORTFOLIO

                                    THE FUND

GOAL

     The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL STRATEGY


     To pursue its goal, the Fund, under normal circumstances, will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. These securities may include: all types of bonds, debentures, mortgage-related and other asset-backed securities, HIGH-YIELD and INVESTMENT GRADE DEBT SECURITIES, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants, and emerging market debt securities. At least 20% of the Fund's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Fund may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company. The Fund may invest up to 20% of its net assets in foreign securities.


     We believe that a high total return (current income and capital appreciation) may be derived from an actively managed, diversified portfolio of investments. Through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, we attempt to reduce risks. We seek unusual values, using fundamental, bottom-up research to identify undervalued securities. In recent years, the

[SIDENOTE]

WE OR THE FUND OR BOND-DEBENTURE PORTFOLIO refers to Bond-Debenture Portfolio, a portfolio or series of Lord Abbett Series Fund, Inc. (the "Company").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

HIGH-YIELD DEBT SECURITIES (sometimes called "lower-rated bonds" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. High-yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high-yield debt securities may also be less liquid.

INVESTMENT GRADE DEBT SECURITIES are debt securities that are rated within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A,
Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.

Under normal circumstances, the duration of the Fund's debt securities will be between three and seven years with an average maturity of five to twelve years. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The longer a portfolio's duration, the more sensitive it is to interest rate risk. The shorter a portfolio's duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point.

                                                        BOND-DEBENTURE PORTFOLIO

     Fund has found good value in high-yield debt securities, sometimes called "lower-rated bonds" or "junk bonds," and has invested more than half its assets in those securities. Higher yields on debt securities can be available during periods of high inflation when the demand for borrowed money is high. Also, buying lower-rated bonds when we believe the credit risk is likely to decrease may generate higher returns.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of your investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline. Longer-term debt securities are usually more sensitive to interest rate changes. This means that the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price.

     High-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive. In times of economic uncertainty, these securities may decline in price, even when interest rates are falling. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with junk bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. In addition, the market for high-yield debt securities generally is less liquid than the market for higher-rated securities, subjecting them to greater price fluctuations.

     The mortgage-related securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates. When interest rates are declining, the value of these securities with prepayment

                                                        BOND-DEBENTURE PORTFOLIO

     features may not increase as much as other fixed income securities. The prepayment risk also will affect the price and volatility of a mortgage-related security.

     The value of the Fund's equity securities will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies issuing the securities. This may cause the Fund to produce poor performance relative to the other funds, including those that invest exclusively in fixed income securities.

     Investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.


     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                                        BOND-DEBENTURE PORTFOLIO

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class VC shares from calendar year to calendar year. The Fund's shares are currently sold only to certain insurance company separate accounts that fund variable annuity contracts and variable life insurance policies. This chart does not reflect the sales charges or other expenses of such contracts. If those sales charges and expenses were reflected, returns would be less.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS VC SHARES
--------------------------------------------------------------------------------

2002    +7.9%
2003   +18.0%
2004    +7.9%
2005    +1.3%

================================================================================

BEST QUARTER 2nd Q '03   +6.9%
WORST QUARTER 1st Q '05  -2.2%

     The table below shows how the average annual total returns of the Fund's Class VC shares compare to those of a broad-based securities market index and a more narrowly based securities market index that more closely reflects the market sectors in which the Fund invests.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                          LIFE OF
                                                 1 YEAR   FUND(1)
Class VC Shares                                    1.31%     8.53%
Lehman Brothers Aggregate Bond Index(2)            2.43%     4.97%(3)
CSFB High Yield Bond Index(2)                      2.26%    10.64%(3)


(1)  The date of commencement of operations for Class VC is 12/3/01.
(2) Performance for the unmanaged indices does not reflect fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.

(3) Represents total returns for the period 11/30/01 to 12/31/05, to correspond with the period shown.

                                                        BOND-DEBENTURE PORTFOLIO

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     The purpose of the fee table below is to help variable contract owners investing in the Fund to understand the various Fund expenses. The fee table, including the example below, shows only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this fee table. If such fees and expenses were reflected in the table, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                     N/A
Maximum Deferred Sales Charge                                                   N/A
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")                                             0.50%
Other Expenses(1)                                                              0.44%
Total Annual Fund Operating Expenses(1)                                        0.94%
Expense Reimbursement(1)                                                      (0.04)%
Net Expenses(1)                                                                0.90%



(1) Lord Abbett has contractually agreed through April 30, 2007 to reimburse a portion of the Fund's expenses to the extent necessary to maintain its "Other Expenses" at an annualized rate of 0.40% of its average daily net assets.


[SIDENOTE]

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain insurance companies for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                        BOND-DEBENTURE PORTFOLIO

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. The example does not reflect variable contract expenses, fees, and charges. If these expenses, fees, and charges were included, your costs would be higher. Based on these assumptions your costs would be:


                                        1 YEAR     3 YEARS    5 YEARS   10 YEARS
Class VC Shares                        $     92   $    296   $    516   $  1,151

ADDITIONAL INVESTMENT INFORMATION

     This section describes some of the investment techniques that might be used by the Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices, and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

     DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks.

     FOREIGN SECURITIES. The Fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States. This limitation does not include ADRs. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. In addition, the Fund may invest in less developed countries, sometimes referred to as emerging markets. The risks of investing in foreign markets are generally more severe in emerging markets.

     MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The mortgage- and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

     TEMPORARY DEFENSIVE INVESTMENTS. At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political, or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


     SWAP AND SIMILAR TRANSACTIONS. The Fund may enter into swap transactions for hedging or for investment purposes. A swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or "notional" amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities or indices. The Fund may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

     In a credit swap, the Fund may agree to make one or more premium payments in exchange for the agreement of its counterparty to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or other "credit event" relating to the issuers of the debt. In such transactions, the Fund effectively acquires protection from decreases in the creditworthiness of the debt issuers. Alternatively, the Fund may agree to provide such credit protection in exchange for receiving the premium payments.

     The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If Lord Abbett is incorrect in its forecasts of the interest rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Fund may be less favorable than it would have been if the Fund had not entered into them.

     Because these arrangements are bi-lateral agreements between the Fund and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Funds. However, the Fund's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Fund is required to pay exceed the value of the payments that its counterparty is required to make. The Fund segregates liquid assets equal to any difference between that excess and the amount of collateral that it is required to provide. Conversely, the Fund requires its counterparties to provide collateral on a comparable basis except in those instances in which Lord Abbett is satisfied with the claims paying ability of the counterparty without such collateral.

     It is not currently expected that these transactions will be a principal strategy of the Fund.

     INFORMATION ON PORTFOLIO HOLDINGS. The Fund's Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Fund's portfolio holdings, including a complete schedule of holdings. The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, the Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Fund also may make publicly available Fund commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or performance attribution information within 30 days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Fund's policies and procedures with respect to the disclosure of its portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.


MANAGEMENT

     BOARD OF DIRECTORS. The Board oversees the management of the business and affairs of the Fund. The Board meets regularly to review the Fund's portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.

     INVESTMENT ADVISER. The Fund's investment adviser is Lord, Abbett & Co. LLC ("Lord Abbett"), which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $105 billion in 54 mutual fund portfolios and other advisory accounts as of February 28, 2006.

     Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. Prior to January 1, 2006, the management fee payable to Lord Abbett was a flat annual rate of .50 of 1%. Effective January 1, 2006, the management fee is calculated daily and payable monthly at the following monthly rate:

        .50 of 1% on the first $1 billion of average daily net assets;

        .45 of 1% over $1 billion.

     For the fiscal year ended December 31, 2005, the management fee paid to Lord Abbett was at an effective rate of .50% of the Fund's average daily net assets.

     In addition, Lord Abbett provides certain administrative services to the Fund for a fee at the annual rate of .04% of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses to the extent necessary to maintain its "Other Expenses" at an aggregate rate of .40 of 1% of its average daily net assets. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

     Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board's approval is available in the Fund's Annual Report to Shareholders.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. The Statement of Additional Information contains additional information about the managers' compensation, other accounts managed by them and their ownership of the Fund's shares.


     Christopher J. Towle, Partner and Investment Manager, heads the team and is primarily responsible for the day-to-day management of the Fund. Mr. Towle joined Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980.

                                                                 YOUR INVESTMENT

PURCHASES AND REDEMPTIONS

     This Prospectus offers, at net asset value ("NAV"), one class of shares named Bond-Debenture Portfolio that is also referred to in this Prospectus as Class VC. These shares of the Fund are not offered directly to the public. Rather, these shares are currently offered only to separate accounts of certain insurance companies that are unaffiliated with Lord Abbett. These insurance companies sell VARIABLE CONTRACTS that generate premiums, some of which will be invested in the Fund. Redemptions will be effected by the separate accounts to meet obligations under the Variable Contracts. Contract owners do not deal directly with the Fund with respect to the purchase or redemption of Fund shares.


     We reserve the right to modify, restrict, or reject any purchase order or exchange request if the Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.


     PRICING OF SHARES. NAV per share is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives the order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

     In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if

[SIDENOTE]

VARIABLE CONTRACTS include variable annuity contracts and variable life insurance policies.


LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.


     Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the exchange on which the security is principally traded are valued under fair value procedures approved by the Fund's Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price, or the security is relatively illiquid. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.


     Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

     EXCESSIVE TRADING AND MARKET TIMING. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of the Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact the Fund's performance.

     To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to excessive trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, to occur in the interim potentially affecting the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, it may be particularly susceptible to excessive trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in short-term trading to take advantage of these pricing differences (known as "price arbitrage"). The Fund has adopted fair value procedures designed to adjust closing market prices of these types of securities to reflect what is believed to be their fair value at the time the Fund calculates its NAV per share. While there is no assurance, the Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders. For more information about these procedures, see "Your Investment - Purchases and Redemptions" above.

     The Fund's Board has adopted additional policies and procedures that are designed to prevent or stop excessive short-term trading and market timing ("frequent trading"). We also have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. The Fund may modify its frequent trading policy and monitoring procedures, which are described below, from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

     MONITORING PROCEDURES. There are procedures in place to monitor the purchase, sale and exchange/transfer activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. As a general matter, Lord Abbett will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts they maintain with the Fund and encourages recordkeepers and other agents to

[SIDENOTE]

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     adhere to such policies and procedures when placing orders, there can be no assurance that such entities will do so. Moreover, the Distributor's ability to monitor these trades and/or implement the procedures may be severely limited. These difficulties may be magnified by the nature of the Fund serving as an investment vehicle for variable products, which may have their own frequent trading policies, which policies may be inconsistent with the Fund's policies. We normally will review and evaluate the frequent trading policies and procedures of variable contract product sponsors, and evaluate each on its merits, in order to seek to increase the likelihood that the Fund will be protected against excessive short-term trading. Notwithstanding our efforts, these circumstances may result in policies and procedures in place at certain Financial Intermediaries that are less effective at detecting and preventing excessive trading than the policies and procedures adopted by the Distributor and other such entities.

     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial Intermediaries to hold Fund shares on behalf of investors. A substantial portion or all of the Fund's shares may be held through omnibus accounts. When shares are held in this manner, (1) the Distributor may not have any or complete access to the underlying investor account information, and/or (2) the Financial Intermediaries may be unable to implement or support our procedures. In such cases, the Financial Intermediaries may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor purchase and redemption activity through the overall omnibus account(s).

     If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary and request it to provide or review information on individual account transactions so that we or the Financial Intermediary may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request that the Financial Intermediary take appropriate action, to the extent it is permitted to do so, to curtail the activity and will work with the relevant party to do so. Such action may include placing blocks on accounts to prohibit future purchases and exchanges of Fund shares. If we determine that the Financial Intermediary has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, we may consider whether to terminate the relationship.


     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. In addition to the fees described above, Lord Abbett, Lord Abbett Distributor and the Fund may make other payments to Financial Intermediaries and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

     Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense and without cost to the Fund or the Fund's shareholders. The payments may be for:

     -  marketing and/or distribution support for Dealers;

     - the Dealers' and their investment professionals' shareholder servicing efforts;

     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

     - certain information regarding Dealers and their investment professionals;

     - sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

     - the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes; and/or

     - certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, and entertainment and meals, among other things.

     Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from amounts equal to an annual rate of 0.02% to 0.15% of one or more of the Lord

     Abbett Funds' assets attributable to the Dealer and/or its investment professionals. The maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, ticket charges, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's Statement of Additional Information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds as investment options in a variable product. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or include a Lord Abbett Fund as an investment option in a variable product. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     The Fund's portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.


CONFLICTS OF INTEREST

     As discussed above, shares offered by this Prospectus are currently available only to separate accounts of certain insurance companies that are unaffiliated with Lord Abbett. Although the Fund does not currently anticipate any disadvantages to policy owners because it offers its shares to such entities, there is a possibility that a material conflict may arise. The Board of Directors intends to monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Board of Directors may require one or more insurance company separate accounts to withdraw its investments in the Fund. If this occurs, the Fund may be forced to sell its securities at disadvantageous prices.

DISTRIBUTIONS AND TAXES

     The Fund expects to pay its shareholders dividends from its net investment income annually and to distribute any net capital gains annually as "capital gains distributions."

     The Fund intends to comply with the diversification requirements, contained in Section 817(h) of the Internal Revenue Code of 1986, as amended, and the Treasury regulations thereunder, that apply to investments by Variable Contracts. To satisfy these requirements, the Fund generally will not be permitted to invest more than 55% of the value of its total assets in the securities of a single issuer; more than 70% of the value of its total assets in the securities of any two issuers; more than 80% of the value of its total assets in the securities of any three issuers; or more than 90% of the value of its total assets in the securities of any four issuers. In the case of government securities, each U.S. Governmental agency or instrumentality is generally treated as a separate issuer. If the Fund fails to satisfy these diversification requirements on the last day of a quarter of a calendar year, the owner of a Variable Contract that holds shares in the Fund during the calendar quarter in which the failure occurs could become subject to current federal taxation at ordinary income rates with respect to income on the Variable Contract.

     For information about the federal income tax treatment of distributions to the separate Variable Contract accounts that hold shares in the Fund, please refer to the prospectus provided by the insurance company for your Variable Contract.

     Because of the unique tax status of Variable Contracts, you should consult your tax adviser regarding treatment under the federal, state, and local tax rules that apply to you.

SERVICES ARRANGEMENTS


     Certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value of the Class VC Shares held in the insurance company's separate account to service and maintain Variable Contract owners' accounts. The services provided may include: providing information periodically to Variable Contract owners; showing the number of shares of the Fund held through the Variable Contract; responding to Variable Contract owners' inquiries relating to the services performed by the insurance company; forwarding shareholder communications from the Fund, including proxies, shareholder reports, annual and semiannual financial statements, as well as dividend, distribution and tax notices to Variable Contract owners, if required by law; and such other similar services as the Fund may reasonably request, from time to time, to the extent the insurance company is permitted to do so under federal and state statutes, rules and regulations.


     The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund.

                                                        BOND-DEBENTURE PORTFOLIO

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                                    YEAR ENDED 12/31                        12/3/2001(c)
                                                --------------------------------------------------------         TO
PER SHARE OPERATING PERFORMANCE                     2005           2004           2003           2002        12/31/2001
NET ASSET VALUE, BEGINNING OF PERIOD            $     12.05    $     11.90    $     10.58    $     10.03    $      10.00
INVESTMENT OPERATIONS:
 Net investment income(a)                               .60            .64            .67            .57             .03
 Net realized and unrealized gain (loss)               (.44)           .30           1.23            .23              --(e)
TOTAL FROM INVESTMENT OPERATIONS                        .16            .94           1.90            .80             .03
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                 (.59)          (.64)          (.48)          (.22)             --
 Net realized gain                                     (.13)          (.15)          (.10)          (.03)             --
TOTAL DISTRIBUTIONS                                    (.72)          (.79)          (.58)          (.25)             --
NET ASSET VALUE, END OF PERIOD                  $     11.49    $     12.05    $     11.90    $     10.58    $      10.03
TOTAL RETURN(b)                                        1.31%          7.89%         18.01%          7.92%            .30%(d)
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including expense
  reductions and expenses assumed                       .90%           .90%           .90%           .85%            .07%(d)
 Expenses, excluding expense
  reductions and expenses assumed                       .94%           .98%           .99%          1.62%            .33%(d)
 Net investment income                                 5.00%          5.30%          5.78%          5.39%            .34%(d)


================================================================================


                                                                    YEAR ENDED 12/31                        12/3/2001(c)
                                                --------------------------------------------------------         TO
SUPPLEMENTAL DATA:                                  2005           2004           2003           2002        12/31/2001
NET ASSETS, END OF PERIOD (000)                 $   212,277    $   138,201    $    96,185    $    23,763    $      1,003
PORTFOLIO TURNOVER RATE                               47.33%         44.01%         44.40%        105.79%          21.07%



(a)  Calculated using average shares outstanding during the period.
(b)  Total assumes the reinvestment of all distributions.
(c)  Commencement of operations.
(d)  Not annualized.
(e)  Amount is less than $.01.

TO OBTAIN INFORMATION:
                                                        ADDITIONAL INFORMATION
BY TELEPHONE. For shareholder
account inquiries call the Fund                            This Prospectus is intended for use in connection with a Variable
at 800-821-5129. For                                       Contract Plan. More information on this Fund is available free
literature requests call the                               upon request, including:
Fund at 800-874-3733
                                                           ANNUAL/SEMIANNUAL REPORT
BY MAIL. Write to the Fund at:                             The Fund's Annual and Semiannual Reports contain more information
The Lord Abbett Family of Funds                            about the Fund's investments and performance. The Annual Report
90 Hudson Street                                           also includes details about the market conditions and investment
Jersey City, NJ 07302-3973                                 strategies that had a significant effect on the Fund's
                                                           performance during the last fiscal year. The Reports are
VIA THE INTERNET.                                          available, free of charge, at www.LordAbbett.com and through
LORD, ABBETT & CO. LLC                                     other means, as indicated on the left.
www.LordAbbett.com
                                                           STATEMENT OF ADDITIONAL INFORMATION ("SAI")
Text only versions of Fund documents can be viewed         Provides more details about the Fund and its policies. A current
online or downloaded from the SEC: www.sec.gov.            SAI is on file with the Securities and Exchange Commission
                                                           ("SEC") and is incorporated by reference (is legally considered
You can also obtain copies by visiting the SEC's           part of this Prospectus). Although the SAI is not available at
Public Reference Room in Washington, DC (phone             www.LordAbbett.com, the SAI is available through other means,
202-942-8090) or by sending your request and a             generally without charge, as indicated on the left.
duplicating fee to the SEC's Public Reference
Section, Washington, DC 20549-0102 or by sending
your request electronically to publicinfo@sec.gov.


[LORD ABBETT(R) LOGO]


        Lord Abbett Mutual Fund shares
              are distributed by:
          LORD ABBETT DISTRIBUTOR LLC                   Lord Abbett Series Fund, Inc.                                   LASF-BDP-1
               90 Hudson Street                            Bond-Debenture Portfolio                                     (5/06)
      Jersey City, New Jersey 07302-3973

                                                        SEC FILE NUMBER: 811-5876

[LORD ABBETT LOGO]

LORD ABBETT SERIES FUND --
  GROWTH AND INCOME  PORTFOLIO


                                                          MAY 1,
                                                          2006


                                                        PROSPECTUS


SERVES AS AN UNDERLYING INVESTMENT VEHICLE FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                           PAGE
                              THE FUND

                 What you should   Goal                                       2
                      know about   Principal Strategy                         2
                        the Fund   Main Risks                                 3
                                   Performance                                4
                                   Fees and Expenses                          5
                                   Additional Investment Information          6
                                   Management                                 9

                             YOUR INVESTMENT

                 Information for   Purchases and Redemptions                 11
                   managing your   Conflicts of Interest                     19
                    Fund account   Distributions and Taxes                   19
                                   Services Arrangements                     20

                        FINANCIAL INFORMATION

                                   Financial Highlights                      21

                       ADDITIONAL INFORMATION

               How to learn more   Back Cover
                  about the Fund
                       and other
               Lord Abbett Funds

                                    THE FUND

GOAL

     The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

PRINCIPAL STRATEGY


     To pursue this goal, the Fund primarily purchases equity securities of LARGE, SEASONED, U.S. and MULTINATIONAL COMPANIES that we believe are undervalued. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000(R) Index, a widely-used benchmark for large-cap stock performance. As of July 1, 2005, the market capitalization range of the Russell 1000(R) Index was $890 million to $368.2 billion. This range varies daily. Equity securities in which the Fund may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


     In selecting investments, the Fund attempts to invest in securities selling at reasonable prices in relation to our assessment of their potential value. While there is the risk that an investment may never reach what we think is its full value, or may go down in value, our emphasis on large, seasoned company VALUE STOCKS may limit the Fund's downside risk because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be less volatile than the stocks of smaller companies.

     We generally sell a stock when we think it seems less likely to benefit from the current market and economic

[SIDENOTE]

WE OR THE FUND OR GROWTH AND INCOME PORTFOLIO refers to Growth and Income Portfolio, a portfolio or series of Lord Abbett Series Fund, Inc. (the "Company").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

LARGE COMPANIES are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.

SEASONED COMPANIES are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy liquidity in the market.

MULTINATIONAL COMPANIES are those companies that conduct their business operations and activities in more than one country.

VALUE STOCKS are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

     environment, shows deteriorating fundamentals, or has reached our valuation target.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large value stocks may perform differently than the market as a whole and other types of stocks, such as small-company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Due to its investments in multinational companies, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                                     GROWTH AND INCOME PORTFOLIO

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class VC shares from calendar year to calendar year. The Fund's shares are currently sold only to certain insurance company separate accounts that fund variable annuity contracts and variable life insurance policies. This chart does not reflect the sales charges or other expenses of such contracts. If those sales charges and expenses were reflected, returns would be less.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS VC SHARES
--------------------------------------------------------------------------------

1995         +29.8%
1996         +19.4%
1997         +24.7%
1998         +12.9%
1999         +16.7%
2000         +15.8%
2001          -6.7%
2002         -18.0%
2003         +31.0%
2004         +12.7%
2005          +3.3%

BEST QUARTER 2nd Q '03      +17.7%
WORST QUARTER 3rd Q '02     -19.3%

================================================================================


     The table below shows how the average annual total returns of the Fund's Class VC shares compare to those of three broad-based securities market indices.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005
--------------------------------------------------------------------------------



                                                     1 YEAR   5 YEARS   10 YEARS
Class VC Shares                                       3.25%    3.10%     10.22%
S&P 500(R) Index(1)                                   4.91%    0.54%      9.07%
S&P 500/Citigroup Value Index(1)(2)                   5.82%    2.43%      9.38%
Russell 1000(R) Value Index(1)                        7.05%    5.28%     10.94%


(1) Performance for the unmanaged indices does not reflect fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.

(2) The S&P 500/Citigroup Value Index was formerly named S&P 500/Barra Value Index, which recently experienced some adjustments in the methodology used for performance reporting purposes.

                                                     GROWTH AND INCOME PORTFOLIO

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     The purpose of the fee table below is to help variable contract owners investing in the Fund to understand the various Fund expenses. The fee table, including the example below, shows only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this fee table. If such fees and expenses were reflected in the table, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                 N/A
Maximum Deferred Sales Charge                                               N/A
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")(1)                                      0.48%
Other Expenses                                                             0.41%
Total Annual Fund Operating Expenses(1)                                    0.89%



(1) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.


================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. The example does not reflect variable contract expenses, fees, and charges. If these expenses, fees, and charges were included, your costs would be higher. Based on these assumptions your costs would be:


                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class VC Shares                         $   91    $   284    $   493    $  1,096


[SIDENOTE]


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain insurance companies for providing recordkeeping or other administrative services in connection with investments in the Fund.

ADDITIONAL INVESTMENT INFORMATION

     This section describes some of the investment techniques that might be used by the Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices, and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

     DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks. Although the Fund may not invest more than 10% of its net assets in foreign securities, ADRs are not subject to this limitation.


     LISTED OPTIONS ON SECURITIES. The Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices. The Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. The Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its net assets at the time an option is written.


     RISKS OF OPTIONS. Fund transactions in options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

     TEMPORARY DEFENSIVE INVESTMENTS. At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political, or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


     INFORMATION ON PORTFOLIO HOLDINGS. The Fund's Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Fund's portfolio holdings, including a complete schedule of holdings. The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, the Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Fund also may make publicly available Fund commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or performance attribution information within 30 days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Fund's policies and procedures with respect to the disclosure of its portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.


MANAGEMENT

     BOARD OF DIRECTORS. The Board oversees the management of the business and affairs of the Fund. The Board meets regularly to review the Fund's portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.


     INVESTMENT ADVISER. The Fund's investment adviser is Lord, Abbett & Co. LLC ("Lord Abbett"), which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $105 billion in 54 mutual fund portfolios and other advisory accounts as of February 28, 2006.

     Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. Prior to January 1, 2006, the management fee payable to Lord Abbett was a flat annual fee of .50 of 1%. Effective

     January 1, 2006, the management fee is calculated daily and payable monthly at the following annual rates:

        .50 of 1% on the first $1 billion of average daily net assets; .45 of 1% over $1 billion.

     For the fiscal year ended December 31, 2005 the management fee paid to Lord Abbett was at an effective rate of .50% of the Fund's average daily net assets.

     In addition, Lord Abbett provides certain administrative services to the Fund for a fee at the annual rate of .04% of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

     Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board's approval is available in the Fund's Annual Report to Shareholders.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. The Statement of Additional Information contains additional information about the managers' compensation, other accounts managed by them and their ownership of the Fund's shares.

     Eli M. Salzmann and Sholom Dinsky head the team and have the joint and primary responsibility for the day-to-day management of the Fund. The other senior member of the team is Kenneth G. Fuller, Investment Manager, who joined Lord Abbett in 2002 from Pioneer Investment Management, Inc., where he served as Portfolio Manager and Senior Vice President from 1999 to 2002. Prior thereto, he served as a Principal of Manley, Fuller Asset Management.

                                 YOUR INVESTMENT

PURCHASES AND REDEMPTIONS

     This Prospectus offers, at net asset value ("NAV"), one class of shares named Variable Contract Class that is also referred to in this Prospectus as Class VC. These shares of the Fund are not offered directly to the public. Rather, these shares are currently offered only to separate accounts of certain insurance companies that are unaffiliated with Lord Abbett. These insurance companies sell VARIABLE CONTRACTS that generate premiums, some of which will be invested in the Fund. Redemptions will be effected by the separate accounts to meet obligations under the Variable Contracts. Contract owners do not deal directly with the Fund with respect to the purchase or redemption of Fund shares.


     We reserve the right to modify, restrict, or reject any purchase order or exchange request if the Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.


     PRICING OF SHARES. NAV per share is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives the order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

     In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if

[SIDENOTE]

VARIABLE CONTRACTS include variable annuity contracts and variable life insurance policies.


LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.


     Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the exchange on which the security is principally traded are valued under fair value procedures approved by the Fund's Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price, or the security is relatively illiquid. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.


     Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

     EXCESSIVE TRADING AND MARKET TIMING. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of the Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact the Fund's performance.

     To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to excessive trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, to occur in the interim potentially affecting the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, it may be particularly susceptible to excessive trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in short-term trading to take advantage of these pricing differences (known as "price arbitrage"). The Fund has adopted fair value procedures designed to adjust closing market prices of these types of securities to reflect what is believed to be their fair value at the time the Fund calculates its NAV per share. While there is no assurance, the Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders. For more information about these procedures, see "Your Investment - Purchases and Redemptions - Pricing of Shares" above.

     The Fund's Board has adopted additional policies and procedures that are designed to prevent or stop excessive short-term trading and market timing ("frequent trading"). We also have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. The Fund may modify its frequent trading policy and monitoring procedures, which are described below, from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

     MONITORING PROCEDURES. There are procedures in place to monitor the purchase, sale and exchange/transfer activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. As a general matter, Lord Abbett will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our

[SIDENOTE]

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     policies and procedures when placing orders for their clients through omnibus accounts they maintain with the Fund and encourages recordkeepers and other agents to adhere to such policies and procedures when placing orders, there can be no assurance that such entities will do so. Moreover, the Distributor's ability to monitor these trades and/or implement the procedures may be severely limited. These difficulties may be magnified by the nature of the Fund serving as an investment vehicle for variable products, which may have their own frequent trading policies, which policies may be inconsistent with the Fund's policies. We normally will review and evaluate the frequent trading policies and procedures of variable contract product sponsors, and evaluate each on its merits, in order to seek to increase the likelihood that the Fund will be protected against excessive short-term trading. Notwithstanding our efforts, these circumstances may result in policies and procedures in place at certain Financial Intermediaries that are less effective at detecting and preventing excessive trading than the policies and procedures adopted by the Distributor and other such entities.

     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial Intermediaries to hold Fund shares on behalf of investors. A substantial portion or all of the Fund's shares may be held through omnibus accounts. When shares are held in this manner, (1) the Distributor may not have any or complete access to the underlying investor account information, and/or (2) the Financial Intermediaries may be unable to implement or support our procedures. In such cases, the Financial Intermediaries may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor purchase and redemption activity through the overall omnibus account(s).

     If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial

     Intermediary and request it to provide or review information on individual account transactions so that we or the Financial Intermediary may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request that the Financial Intermediary take appropriate action, to the extent it is permitted to do so, to curtail the activity and will work with the relevant party to do so. Such action may include placing blocks on accounts to prohibit future purchases and exchanges of Fund shares. If we determine that the Financial Intermediary has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, we may consider whether to terminate the relationship.


     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. In addition to the fees described above, Lord Abbett, Lord Abbett Distributor and the Fund may make other payments to Financial Intermediaries and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

     Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense and without cost to the Fund or the Fund's shareholders. The payments may be for:

     - marketing and/or distribution support for Dealers;

     - the Dealers' and their investment professionals' shareholder servicing efforts;

     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

     - certain information regarding Dealers and their investment professionals;

     - sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

     - the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes; and/or

     - certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, and entertainment and meals, among other things.

     Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from amounts equal to an annual rate of 0.02% to 0.15% of one or more of the Lord Abbett Funds' assets attributable to the Dealer and/or its investment professionals. The maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, ticket charges, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's Statement of Additional Information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds as investment options in a variable product. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or include a Lord Abbett Fund as an investment option in a variable product. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     The Fund's portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the

     Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

CONFLICTS OF INTEREST


     As discussed above, shares offered by this Prospectus are currently available only to separate accounts of certain insurance companies that are unaffiliated with Lord Abbett. Although the Fund does not currently anticipate any disadvantages to policy owners because it offers its shares to such entities, there is a possibility that a material conflict may arise. The Board of Directors intends to monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Board of Directors may require one or more insurance company separate accounts to withdraw its investments in the Fund. If this occurs, the Fund may be forced to sell its securities at disadvantageous prices.

DISTRIBUTIONS AND TAXES

     The Fund expects to pay its shareholders dividends from its net investment income annually and to distribute any net capital gains annually as "capital gains distributions."

     The Fund intends to comply with the diversification requirements, contained in Section 817(h) of the Internal Revenue Code of 1986, as amended, and the Treasury regulations thereunder, that apply to investments by Variable Contracts. To satisfy these requirements, the Fund generally will not be permitted to invest more than 55% of the value of its total assets in the securities of a single issuer; more than 70% of the value of its total assets in the securities of any two issuers; more than 80% of the value of its total assets in the securities of any three issuers; or more than 90% of the value of its total assets in the securities of any four issuers. In the case of government securities, each

     U.S. Governmental agency or instrumentality is generally treated as a separate issuer. If the Fund fails to satisfy these diversification requirements on the last day of a quarter of a calendar year, the owner of a Variable Contract that holds shares in the Fund during the calendar quarter in which the failure occurs could become subject to current federal taxation at ordinary income rates with respect to income on the Variable Contract.

     For information about the federal income tax treatment of distributions to the separate Variable Contract accounts that hold shares in the Fund, please refer to the prospectus provided by the insurance company for your Variable Contract.

     Because of the unique tax status of Variable Contracts, you should consult your tax adviser regarding treatment under the federal, state, and local tax rules that apply to you.

SERVICES ARRANGEMENTS


     Certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value of the Class VC Shares held in the insurance company's separate account to service and maintain Variable Contract owners' accounts. The services provided may include: providing information periodically to Variable Contract owners; showing the number of shares of the Fund held through the Variable Contract; responding to Variable Contract owners' inquiries relating to the services performed by the insurance company; forwarding shareholder communications from the Fund, including proxies, shareholder reports, annual and semiannual financial statements, as well as dividend, distribution and tax notices to Variable Contract owners, if required by law; and such other similar services as the Fund may reasonably request, from time to time, to the extent the insurance company is permitted to do so under federal and state statutes, rules and regulations.


     The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund.

                                                     GROWTH AND INCOME PORTFOLIO

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                                           YEAR ENDED 12/31
                                           --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                2005             2004             2003             2002             2001
NET ASSET VALUE, BEGINNING OF YEAR         $      27.18     $      24.52     $      18.83     $      23.11     $      25.45
INVESTMENT OPERATIONS:
 Net investment income(a)                           .29              .27              .20              .14              .18
 Net realized and unrealized gain (loss)            .60             2.83             5.64            (4.31)           (1.90)
TOTAL FROM INVESTMENT OPERATIONS                    .89             3.10             5.84            (4.17)           (1.72)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                             (.27)            (.22)            (.15)            (.11)            (.12)
 Net realized gain                                (1.64)            (.22)              --               --(c)          (.50)
TOTAL DISTRIBUTIONS                               (1.91)            (.44)            (.15)            (.11)            (.62)
NET ASSET VALUE, END OF YEAR               $      26.16     $      27.18     $      24.52     $      18.83     $      23.11
TOTAL RETURN(b)                                    3.25%           12.65%           31.01%          (18.03)%          (6.72)%
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including expense reductions             .91%             .89%             .85%             .94%             .97%
 Expenses, excluding expense reductions             .91%             .89%             .85%             .94%             .97%
 Net investment income                             1.11%            1.05%             .93%             .70%             .76%


================================================================================


                                                                           YEAR ENDED 12/31
                                           --------------------------------------------------------------------------------
SUPPLEMENTAL DATA:                             2005             2004             2003             2002             2001
NET ASSETS, END OF YEAR (000)              $  1,592,826     $  1,176,597     $    644,983     $    259,691     $    183,562
PORTFOLIO TURNOVER RATE                           46.71%           27.91%           31.16%           51.79%           60.79%



(a) Calculated using average shares outstanding during the year.
(b) Total return assumes the reinvestment of all distributions.
(c) Amount is less than $.01.

TO OBTAIN INFORMATION:
                                               ADDITIONAL INFORMATION
BY TELEPHONE. For shareholder
account inquiries call the Fund                     This Prospectus is intended for use in connection with
at 800-821-5129. For literature                     a Variable Contract Plan. More information on this Fund
requests call the Fund at                           is or will be available free upon request, including:
800-874-3733.
                                                    ANNUAL/SEMIANNUAL REPORT
BY MAIL. Write to the Fund at:
The Lord Abbett Family of Funds                     The Fund's Annual and Semiannual Reports contain more
90 Hudson Street                                    information about the Fund's investments and
Jersey City, NJ 07302-3973                          performance. The Annual Report also includes details
                                                    about the market conditions and investment strategies
VIA THE INTERNET.                                   that had a significant effect on the Fund's performance
LORD, ABBETT & CO. LLC                              during the last fiscal year. The Reports are available,
www.LordAbbett.com                                  free of charge, at www.LordAbbett.com and through other
                                                    means, as indicated on the left.
Text only versions of Fund documents can be
viewed online or downloaded from the SEC:           STATEMENT OF ADDITIONAL INFORMATION ("SAI")
www.sec.gov.
                                                    Provides more details about the Fund and its policies.
You can also obtain copies by visiting the          A current SAI is on file with the Securities and
SEC's Public Reference Room in Washington,          Exchange Commission ("SEC") and is incorporated by
DC (phone 202-942-8090) or by sending your          reference (is legally considered part of this
request and a duplicating fee to the SEC's          Prospectus). Although the SAI is not available at
Public Reference Section, Washington, DC            www.LordAbbett.com, the SAI is available through other
20549-0102 or by sending your request               means, generally without charge, as indicated on the
electronically to publicinfo@sec.gov.               left.


[LORD ABBETT(R) LOGO]


       Lord Abbett Mutual Fund shares
            are distributed by:                     Lord Abbett Series Fund, Inc.                            LASF-GIP-1
        LORD ABBETT DISTRIBUTOR LLC                     Growth and Income Portfolio                          (5/06)
              90 Hudson Street
     Jersey City, New Jersey 07302-3973             SEC FILE NUMBER: 811-5876

[LORD ABBETT LOGO]

LORD ABBETT SERIES FUND --
  GROWTH OPPORTUNITIES PORTFOLIO


                                                          MAY 1,
                                                          2006


                                                        PROSPECTUS


SERVES AS AN UNDERLYING INVESTMENT VEHICLE FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                          PAGE
                               THE FUND

                 What you should   Goal                                     2
                      know about   Principal Strategy                       2
                        the Fund   Main Risks                               3
                                   Performance                              4
                                   Fees and Expenses                        6
                                   Additional Investment Information        8
                                   Management                              11

                             YOUR INVESTMENT

                 Information for   Purchases and Redemptions               13
                   managing your   Conflicts of Interest                   21
                    Fund account   Distributions and Taxes                 22
                                   Services Arrangements                   23

                        FINANCIAL INFORMATION

                                   Financial Highlights                    24

                       ADDITIONAL INFORMATION

               How to learn more   Back Cover
                  about the Fund
                       and other
               Lord Abbett Funds

                                                  GROWTH OPPORTUNITIES PORTFOLIO

                                    THE FUND

GOAL

     The Fund's investment objective is capital appreciation.

PRINCIPAL STRATEGY


     To pursue this goal, the Fund normally invests at least 65% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap(R) Index, a widely used benchmark for mid-cap stock performance. As of July 1, 2005, the market capitalization range of the Russell Midcap Index was approximately $890 million to $14.6 billion. This market capitalization range will vary in response to changes in the market. Equity securities may include common stocks, preferred stocks, convertible securities, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


     In selecting investments, the Fund follows a growth style of investing, which means that we favor companies that show the potential for strong revenue and earnings growth. The Fund looks for mid-sized companies using:

     - QUANTITATIVE RESEARCH to identify companies with superior growth possibilities

     - FUNDAMENTAL RESEARCH to identify companies likely to produce superior returns over a two to five year period, by analyzing the dynamics in each company within its industry and within the economy

[SIDENOTE]


WE OR THE FUND OR GROWTH OPPORTUNITIES PORTFOLIO refers to Growth Opportunities Portfolio, a portfolio or series of Lord Abbett Series Fund, Inc. (the "Company").


ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

                                                  GROWTH OPPORTUNITIES PORTFOLIO

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with GROWTH STOCKS. This means the value of your investment will fluctuate in response to movements in the equity securites market in general, and to the changing prospects of individual companies in which the Fund invests.

     Different types of stocks shift in and out of favor depending on market and economic conditions. Growth companies may grow faster than other companies which may result in more volatility in their stock prices. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Investments in mid-sized company stocks generally involve greater risks than investments in large-company stocks. Mid-sized companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. Mid-sized company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. In addition, there may be less liquidity in mid-sized company stocks, subjecting them to greater price fluctuations than large-company stocks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]

GROWTH STOCKS exhibit faster than average gains in earnings and are expected to continue profit growth at a high level. They tend to be more volatile than slower-growing value stocks.

                                                  GROWTH OPPORTUNITIES PORTFOLIO

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class VC shares from calendar year to calendar year. The Fund's shares are currently sold only to certain insurance company separate accounts that fund variable annuity contracts and variable life insurance policies. This chart does not reflect the sales charges or other expenses of such contracts. If those sales charges and expenses were reflected, returns would be less.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS VC SHARES
--------------------------------------------------------------------------------

2004    +11.2%
2005     +4.6%

BEST QUARTER 4th Q '04   +13.5%
WORST QUARTER 3rd Q '04   -4.3%

================================================================================

                                                  GROWTH OPPORTUNITIES PORTFOLIO

     The table below shows how the average annual total returns of the Fund's Class VC shares compare to those of two broad-based securities market indices. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                                        LIFE OF
SHARE CLASS                                                   1 YEAR    FUND(1)
Class VC Shares                                                 4.62%     13.18%
S&P MidCap 400/Citigroup Growth Index(2)(3)                    13.57%     20.44%
Russell MidCap(R) Growth Index(2)                              12.10%     22.77%


(1)  The SEC declared the Fund effective on 4/30/03.
(2) Performance for unmanaged indices does not reflect fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.

(3) The S&P MidCap 400/Citigroup Growth Index was formerly named S&P MidCap 400/Barra Growth Index, which recently experienced some adjustments in the methodology used for performance reporting purposes.

                                                  GROWTH OPPORTUNITIES PORTFOLIO

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     The purpose of the fee table below is to help variable contract owners investing in the Fund to understand the various Fund expenses. The fee table, including the example below, shows only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this fee table. If such fees and expenses were reflected in the table, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                   N/A
Maximum Deferred Sales Charge                                                 N/A
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")                                                          0.80%
Other Expenses(1)                                                            0.62%
Total Annual Fund Operating Expenses                                         1.42%
Expense Reimbursement(1)                                                    (0.22)%
Net Expenses(1)                                                              1.20%



(1) Lord Abbett has contractually agreed through April 30, 2007 to reimburse a portion of the Fund's expenses to the extent necessary to maintain its "Other Expenses" at an annualized rate of 0.40% of its average daily net assets.


[SIDENOTE]

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain insurance companies for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                  GROWTH OPPORTUNITIES PORTFOLIO

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. The example does not reflect variable contract expenses, fees, and charges. If these expenses, fees, and charges were included, your costs would be higher. Based on these assumptions your costs would be:


                                   1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class VC Shares                    $  122        $   428        $   755        $  1,683

ADDITIONAL INVESTMENT INFORMATION

     This section describes some of the investment techniques that might be used by the Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices, and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivatives and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

     DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks. Although the Fund may not invest more than 10% of its net assets in foreign securities, ADRs are not subject to this limitation.


     LISTED OPTIONS ON SECURITIES. The Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices. The Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. The Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its net assets at the time an option is written.

     RISKS OF OPTIONS. Fund transactions in options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

     TEMPORARY DEFENSIVE INVESTMENTS. At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political, or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


     INFORMATION ON PORTFOLIO HOLDINGS. The Fund's Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Fund's portfolio holdings, including a complete schedule of holdings. The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, the Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Fund also may make publicly available Fund commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or performance attribution information within 30 days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Fund's policies and procedures with respect to the disclosure of its portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.


MANAGEMENT

     BOARD OF DIRECTORS. The Board oversees the management of the business and affairs of the Fund. The Board meets regularly to review the Fund's portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.


     INVESTMENT ADVISER. The Fund's investment adviser is Lord, Abbett & Co. LLC ("Lord Abbett"), which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $105 billion in more than 54 mutual fund portfolios and other advisory accounts as of February 28, 2006.

     Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. The management fee is calculated daily and payable monthly as follows:

          .80 of 1% of the first $1 billion of average daily net assets; .75 of 1% of the next $1 billion;
          .70 of 1% of the next $1 billion;
          .65 of 1% of assets over $3 billion.

     For the fiscal year ended December 31, 2005, the management fee paid to Lord Abbett was at an effective rate of .80 of 1% of the Fund's average daily net assets.

     In addition, Lord Abbett provides certain administrative services to the Fund for a fee at an annual rate of .04% of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses to the extent necessary to maintain its "Other Expenses" at an aggregate rate of .40 of 1% of its average daily net assets. For more information about the services Lord Abbett provides to Fund, see the Statement of Additional Information.

     Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board's approval is available in the Fund's Annual Report to Shareholders.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. The Statement of Additional Information contains additional information about the managers' compensation, other accounts managed by them and their ownership of the Fund's shares.

     The investment management team is headed by Kevin P. Ferguson who is primarily responsible for the day-to-day management of the Fund.
     Mr. Ferguson, Partner and Mid-Cap Growth Investment Manager, joined Lord Abbett in 1999. Before joining Lord Abbett, Mr. Ferguson was a Portfolio Manager/Senior Vice President at Lynch & Mayer, Inc.

                                 YOUR INVESTMENT

PURCHASES AND REDEMPTIONS

     This Prospectus offers, at net asset value ("NAV"), one class of shares named Growth Opportunities Portfolio that is also referred to in this Prospectus as Class VC. These shares of the Fund are not offered directly to the public. Rather, these shares are currently offered only to separate accounts of certain insurance companies that are unaffiliated with Lord Abbett. These insurance companies sell VARIABLE CONTRACTS that generate premiums, some of which will be invested in the Fund. Redemptions will be effected by the separate accounts to meet obligations under the Variable Contracts. Contract owners do not deal directly with the Fund with respect to the purchase or redemption of Fund shares.


     We reserve the right to modify, restrict, or reject any purchase order or exchange request if the Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.


     PRICING OF SHARES. NAV per share is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives the order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

     In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between

[SIDENOTE]

VARIABLE CONTRACTS include variable annuity contracts and variable life insurance policies.


LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.


     Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the exchange on which the security is principally traded are valued under fair value procedures approved by the Fund's Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price, or the security is relatively illiquid. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.


     Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

     EXCESSIVE TRADING AND MARKET TIMING. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of the Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact the Fund's performance.

     To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to excessive trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, to occur in the interim potentially affecting the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, it may be particularly susceptible to excessive trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in short-term trading to take advantage of these pricing differences (known as "price arbitrage"). The Fund has adopted fair value procedures designed to adjust closing market prices of these types of securities to reflect what is believed to be their fair value at the time the Fund calculates its NAV per share. While there is no assurance, the Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders. For more information about these procedures, see "Your Investment - Purchases and Redemptions" above.

     The Fund's Board has adopted additional policies and procedures that are designed to prevent or stop excessive short-term trading and market timing ("frequent trading"). We also have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. The Fund may modify its frequent trading policy and monitoring procedures, which are described below, from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

     MONITORING PROCEDURES. There are procedures in place to monitor the purchase, sale and exchange/transfer activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. As a general matter, Lord Abbett will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their

[SIDENOTE]

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     clients through omnibus accounts they maintain with the Fund and encourages recordkeepers and other agents to adhere to such policies and procedures when placing orders, there can be no assurance that such entities will do so. Moreover, the Distributor's ability to monitor these trades and/or implement the procedures may be severely limited. These difficulties may be magnified by the nature of the Fund serving as an investment vehicle for variable products, which may have their own frequent trading policies, which policies may be inconsistent with the Fund's policies. We normally will review and evaluate the frequent trading policies and procedures of variable contract product sponsors, and evaluate each on its merits, in order to seek to increase the likelihood that the Fund will be protected against excessive short-term trading. Notwithstanding our efforts, these circumstances may result in policies and procedures in place at certain Financial Intermediaries that are less effective at detecting and preventing excessive trading than the policies and procedures adopted by the Distributor and other such entities.

     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial Intermediaries to hold Fund shares on behalf of investors. A substantial portion or all of the Fund's shares may be held through omnibus accounts. When shares are held in this manner, (1) the Distributor may not have any or complete access to the underlying investor account information, and/or (2) the Financial Intermediaries may be unable to implement or support our procedures. In such cases, the Financial Intermediaries may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor purchase and redemption activity through the overall omnibus account(s).

     If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary and request it to provide or review information on individual account transactions so that we or the Financial Intermediary may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request that the Financial Intermediary take appropriate action, to the extent it is permitted to do so, to curtail the activity and will work with the relevant party to do so. Such action may include placing blocks on accounts to prohibit future purchases and exchanges of Fund shares. If we determine that the Financial Intermediary has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, we may consider whether to terminate the relationship.


     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. In addition to the fees described above, Lord Abbett, Lord Abbett Distributor and the Fund may make other payments to Financial Intermediaries and other firms authorized to accept orders for Fund shares (collectively,"Dealers").

     Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense and without cost to the Fund or the Fund's shareholders. The payments may be for:

     -  marketing and/or distribution support for Dealers;

     - the Dealers' and their investment professionals' shareholder servicing efforts;

     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

     - certain information regarding Dealers and their investment professionals;

     - sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

     - the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes; and/or

     - certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, and entertainment and meals, among other things.

     Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from amounts equal to an annual rate of 0.02% to 0.15% of one or more of the Lord Abbett Funds' assets attributable to the Dealer and/or its investment professionals. The maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, ticket charges, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's Statement of Additional Information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds as investment options in a variable product. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or include a Lord Abbett Fund as an investment option in a variable product. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     The Fund's portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.


CONFLICTS OF INTEREST

     As discussed above, shares offered by this Prospectus are currently available only to separate accounts of certain insurance companies that are unaffiliated with Lord Abbett. Although the Fund does not currently anticipate any disadvantages to policy owners because it offers its shares to such entities, there is a possibility that a material conflict may arise. The Board of Directors intends to monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Board of Directors may require one or more insurance company separate accounts to withdraw its investments in the Fund. If this occurs, the Fund may be forced to sell its securities at disadvantageous prices.

DISTRIBUTIONS AND TAXES

     The Fund expects to pay its shareholders dividends from its net investment income annually and to distribute any net capital gains annually as "capital gains distributions."

     The Fund intends to comply with the diversification requirements, contained in Section 817(h) of the Internal Revenue Code of 1986, as amended, and the Treasury regulations thereunder, that apply to investments by Variable Contracts. To satisfy these requirements, the Fund generally will not be permitted to invest more than 55% of the value of its total assets in the securities of a single issuer; more than 70% of the value of its total assets in the securities of any two issuers; more than 80% of the value of its total assets in the securities of any three issuers; or more than 90% of the value of its total assets in the securities of any four issuers. In the case of government securities, each U.S. Governmental agency or instrumentality is generally treated as a separate issuer. If the Fund fails to satisfy these diversification requirements on the last day of a quarter of a calendar year, the owner of a Variable Contract that holds shares in the Fund during the calendar quarter in which the failure occurs could become subject to current federal taxation at ordinary income rates with respect to income on the Variable Contract.

     For information about the federal income tax treatment of distributions to the separate Variable Contract accounts that hold shares in the Fund, please refer to the prospectus provided by the insurance company for your Variable Contract.

     Because of the unique tax status of Variable Contracts, you should consult your tax adviser regarding treatment under the federal, state, and local tax rules that apply to you.

SERVICES ARRANGEMENTS


     Certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value of the Class VC Shares held in the insurance company's separate account to service and maintain Variable Contract owners' accounts. The services provided may include: providing information periodically to Variable Contract owners; showing the number of shares of the Fund held through the Variable Contract; responding to Variable Contract owners' inquiries relating to the services performed by the insurance company; forwarding shareholder communications from the Fund, including proxies, shareholder reports, annual and semiannual financial statements, as well as dividend, distribution and tax notices to Variable Contract owners, if required by law; and such other similar services as the Fund may reasonably request, from time to time, to the extent the insurance company is permitted to do so under federal and state statutes, rules and regulations.


     The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund.

                                                  GROWTH OPPORTUNITIES PORTFOLIO

                             FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                             YEAR ENDED             4/30/2003(c)
                                                    ---------------------------          TO
PER SHARE OPERATING PERFORMANCE                       2005               2004        12/31/2003
NET ASSET VALUE, BEGINNING OF PERIOD                $  13.30           $  11.96     $      10.00
INVESTMENT OPERATIONS:
  Net investment loss(a)                                (.06)              (.07)            (.07)
  Net realized and unrealized gain                       .68               1.41             2.03
TOTAL FROM INVESTMENT OPERATIONS                         .62               1.34             1.96
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain                                     (.19)                --(e)            --
TOTAL DISTRIBUTIONS                                     (.19)                --(e)            --
NET ASSET VALUE, END OF PERIOD                      $  13.73           $  13.30     $      11.96
TOTAL RETURN(b)                                         4.62%             11.23%           19.60%(d)
RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions and
    expenses assumed                                    1.20%              1.20%             .87%(d)
  Expenses, excluding expense reductions and
    expenses assumed                                    1.42%              1.86%            9.92%(d)
  Net investment loss                                   (.49)%             (.58)%           (.60)%(d)


================================================================================


                                                             YEAR ENDED             4/30/2003(c)
                                                    ---------------------------          TO
SUPPLEMENTAL DATA:                                    2005               2004        12/31/2003
NET ASSETS, END OF PERIOD (000)                     $ 52,890           $ 23,709     $      2,470
PORTFOLIO TURNOVER RATE                               108.55%             78.80%           40.46%



(a)  Calculated using average shares outstanding during the period.
(b)  Total return assumes the reinvestment of all distributions.
(c)  Commencement of operations.
(d)  Not annualized.
(e)  Amount is less than $.01.

TO OBTAIN INFORMATION:
                                                           ADDITIONAL INFORMATION
BY TELEPHONE. For shareholder
account inquiries call the Fund                                 This Prospectus is intended for use in connection with
at 800-821-5129. For literature                                 a Variable Contract Plan. More information on this Fund
requests call the Fund at                                       is or will be available free upon request, including:
800-874-3733.
                                                                ANNUAL/SEMIANNUAL REPORT
BY MAIL. Write to the Fund at:
The Lord Abbett Family of Funds                                 The Fund's Annual and Semiannual Reports contain more
90 Hudson Street                                                information about the Fund's investments and
Jersey City, NJ 07302-3973                                      performance. The Annual Report also includes details
                                                                about the market conditions and investment strategies
VIA THE INTERNET.                                               that had a significant effect on the Fund's performance
LORD, ABBETT & CO. LLC                                          during the last fiscal year. The Reports are available
www.LordAbbett.com                                              free of charge, at www.LordAbbett.com and through other
                                                                means, as indicated on the left.
Text only versions of Fund documents can be viewed
online or downloaded from the SEC: www.sec.gov.                 STATEMENT OF ADDITIONAL INFORMATION ("SAI")

You can also obtain copies by visiting the SEC's                Provides more details about the Fund and its policies.
Public Reference Room in Washington, DC (phone                  A current SAI is on file with the Securities and
202-942-8090) or by sending your request and a                  Exchange Commission ("SEC") and is incorporated by
duplicating fee to the SEC's Public Reference                   reference (is legally considered part of this
Section, Washington, DC 20549-0102 or by sending                Prospectus). Although the SAI is not available at
your request electronically to publicinfo@sec.gov.              www.LordAbbett.com, the SAI is available through other
                                                                means, generally without charge, as indicated on the left.


[LORD ABBETT(R) LOGO]


          Lord Abbett Mutual Fund shares
                are distributed by:
            LORD ABBETT DISTRIBUTOR LLC                         Lord Abbett Series Fund, Inc.                              LASF-GOP
                 90 Hudson Street                                 Growth Opportunities Portfolio                           (5/06)
        Jersey City, New Jersey 07302-3973
                                                                SEC FILE NUMBER: 811-5876

[LORD ABBETT LOGO]


LORD ABBETT                                                      MAY 1,
SERIES FUND -                                                     2006
 INTERNATIONAL PORTFOLIO

                                                               PROSPECTUS

SERVES AS AN UNDERLYING INVESTMENT VEHICLE FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                        PAGE
                        THE FUND

          What you should      Goal                                       2
               know about      Principal Strategy                         2
                 the Fund      Main Risks                                 2
                               Performance                                4
                               Fees and Expenses                          6
                               Additional Investment Information          8
                               Management                                11

                    YOUR INVESTMENT

          Information for      Purchases and Redemptions                 13
            managing your      Conflicts of Interest                     21
             Fund account      Distributions and Taxes                   22
                               Services Arrangements                     23

                 FINANCIAL INFORMATION

                               Financial Highlights                      24

                ADDITIONAL INFORMATION

        How to learn more      Back Cover
           about the Fund
                and other
        Lord Abbett Funds

                                                         INTERNATIONAL PORTFOLIO

                                    THE FUND

GOAL

     The Fund's investment objective is long-term capital appreciation.

PRINCIPAL STRATEGY

     To pursue this goal, the Fund primarily invests in stocks of companies principally based outside the United States. Under normal circumstances, the Fund will diversify its investments among a number of different countries throughout the world. The Fund normally intends to invest at least 65% of its net assets in equity securities of small companies. A small company is defined as a company having a market capitalization at the time of purchase of less than $5 billion. This market capitalization threshold may vary in response to changes in the markets. The Fund may invest its remaining assets in equity securities of larger companies. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

     In selecting investments for the Fund, we look for:

     - developing global trends to identify industries that will produce above-trend sales growth,

     - companies we see as having the best potential for sales and profit growth, and

     -    companies whose shares are attractively valued.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Although some of the companies in which the Fund may invest may exhibit earnings and revenue growth above the market trend, the stocks of these companies may be more volatile

[SIDENOTE]

WE OR THE FUND OR INTERNATIONAL PORTFOLIO REFERS to International Portfolio, a portfolio or series of Lord Abbett Series Fund, Inc. (the "Company").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

                                                         INTERNATIONAL PORTFOLIO

     and may drop in value if earnings and revenue growth do not meet expectations. In addition, the Fund is subject to the risks of investing in foreign securities and in the securities of small companies.

     Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. Small-company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. In addition, there may be less liquidity in small-company stocks, subjecting them to greater price fluctuations than larger-company stocks.

     Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investments in those countries.

     Investing in foreign companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                                         INTERNATIONAL PORTFOLIO

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class VC shares from calendar year to calendar year. The Fund's shares are currently sold only to certain insurance company separate accounts that fund variable annuity contracts and variable life insurance policies. This chart does not reflect the sales charges or other expenses of such contracts. If those sales charges and expenses were reflected, returns would be less.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS VC SHARES
--------------------------------------------------------------------------------

2000    -25.1%
2001    -26.7%
2002    -17.7%
2003    +41.3%
2004    +20.7%
2005    +26.6%

BEST QUARTER 2nd Q '03       +17.1%
WORST QUARTER 4th Q '00      -20.8%

                                                         INTERNATIONAL PORTFOLIO


     The table below shows how the average annual total returns of the Fund's Class VC shares compare to those of two broad-based securities market indices.


================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                                             LIFE OF
                                               1 YEAR         5 YEARS        FUND(1)
Class VC Shares                                 26.63%          5.42%          3.77%
S&P/Citigroup Extended Market
World - ex-U.S. Index(2)(5)                     22.09%         13.56%         10.33%(3)
MSCI EAFE(R) Index(2)(4)(5)                     14.02%          4.94%          4.05%(3)


(1)  The date of inception for Class VC is 9/15/99.
(2) Performance for the unmanaged indices does not reflect fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.

(3) Represents total return for the period 9/30/99 to 12/31/05, to correspond with the period shown.

(4) This index includes companies with relatively large market capitalizations. Therefore, its performance is not necessarily representative of the Fund's performance. Performance for the unmanaged index does not reflect fees or expenses.

(5) The Fund is adding the performance of the S&P/Citigroup Extended Market World - ex-U.S. Index and is considering removing the MSCI EAFE(R) Index because the Fund believes that the S&P/Citigroup Extended Market World - ex-U.S. Index is a better measure of small-cap stocks in which the Fund invests than the MSCI EAFE(R) Index.

                                                         INTERNATIONAL PORTFOLIO

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     The purpose of the fee table below is to help variable contract owners investing in the Fund to understand the various Fund expenses. The fee table, including the example below, shows only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this fee table. If such fees and expenses were reflected in the table, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                                                 N/A
Maximum Deferred Sales Charge                                              N/A
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")(1)                                     0.75%
Other Expenses(2)                                                         1.41%
Total Annual Fund Operating Expenses(2)                                   2.16%
Expense Reimbursement(2)                                                 (1.01)%
Net Expenses(1)(2)                                                        1.15%



(1) These amounts have been restated based on estimates for the current fiscal year.
(2) Lord Abbett has contractually agreed through April 30, 2007 to reimburse a portion of the Fund's expenses to the extent necessary to maintain its "Other Expenses" at an annualized rate of 0.40% of its average daily net assets.


[SIDENOTE]

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain insurance companies for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                         INTERNATIONAL PORTFOLIO

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. The example does not reflect variable contract expenses, fees, and charges. If these expenses, fees, and charges were included, your costs would be higher. Based on these assumptions your costs would be:


                                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class VC Shares                $    117      $     579       $  1,067       $   2,413

ADDITIONAL INVESTMENT INFORMATION

     This section describes some investment techniques used by the Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices, and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.

     DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks. For purposes of the Fund's investment policies, ADRs are treated as foreign securities.

     EMERGING COUNTRIES RISK. The Fund may invest in emerging country securities. For these purposes

     Lord Abbett considers emerging markets to be those countries' markets not included in the S&P/Citigroup Extended Market World ex-U.S. Index. The securities markets of emerging countries tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and not be subject to as extensive and frequent accounting, financial, and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

     FOREIGN CURRENCY TRANSACTIONS. The Fund may, but is not required to, engage in various types of foreign currency exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates. The Fund may employ a variety of investments and techniques, including spot and forward foreign currency exchange transactions, currency swaps, listed or over-the-counter (OTC) options on currencies, and currency futures and options on currency futures. Currently, the Fund generally does not intend to hedge most currency risks.

     There is no guarantee that these hedging activities will be successful, and they may result in losses. Although the Fund may use foreign exchange transactions to hedge against adverse currency movements, foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses. Foreign currency transactions may subject the Fund to the risk that the counterparty will be unable to honor its financial obligation to the Fund, and the risk that relatively small market movements may result in large changes in the value of a foreign currency instrument. If the Fund cross-hedges, the Fund will face the risk that the foreign currency instrument purchased will not correlate as expected with the position being hedged. Also, it may be difficult or impractical to hedge currency risk in many emerging countries.

     TEMPORARY DEFENSIVE INVESTMENTS. At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political, or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities and comparable foreign fixed income securities. These investments could reduce the benefit from any upswing in the market and prevent a Fund from achieving its investment objective.


     INFORMATION ON PORTFOLIO HOLDINGS. The Fund's Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Fund's portfolio holdings, including a complete schedule of holdings. The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, the Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Fund also may make publicly available Fund commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or performance attribution information within 30 days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Fund's policies and procedures with respect to the disclosure of their portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.


MANAGEMENT

     BOARD OF DIRECTORS. The Board oversees the management of the business and affairs of the Fund. The Board meets regularly to review the Fund's portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.


     INVESTMENT ADVISER. The Fund's investment adviser is Lord, Abbett & Co. LLC ("Lord Abbett"), which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $105 billion in more than 54 mutual fund portfolios and other advisory accounts as of February 28, 2006.

     Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. Prior to January 1, 2006, the management fee payable to Lord Abbett was at a flat annual rate of 1.00%. Effective January 1, 2006, the management fee is calculated daily and payable monthly at the following annual rates:

          .75 of 1% on the first $1 billion of average daily net assets; .70 of 1% on the next $1 billion;
          .65 of 1% over $2 billion.

     For the fiscal year ended December 31, 2005, the management fee paid to Lord Abbett was at an effective rate of 1% of the Fund's average daily net assets.

     In addition, Lord Abbett provides certain administrative services to the Fund for a fee at the annual rate of .04% of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses to the extent necessary to maintain its "Other Expenses" at an aggregate rate of .40 of 1% of its average daily net assets. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

     Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board's approval is available in the Fund's Annual Report to Shareholders.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. The Statement of Additional Information contains additional information about the managers' compensation, other accounts managed by them and their ownership of the Fund's shares.

     Todd D. Jacobson heads the investment management team and is primarily responsible for the day-to-day management of the Fund. Mr. Jacobson, Senior Portfolio Manager - International Small Cap Equity, joined Lord Abbett in 2003. Prior thereto, Mr. Jacobson was the Head of Japanese Equities and Associate Portfolio Manager at Warburg Pincus Asset Management, Japan Equity Analyst and Portfolio Manager - Fixed Income at Brown Brothers Harriman & Co. and an Equity Analyst at Value Line, Inc.

                                 YOUR INVESTMENT

PURCHASES AND REDEMPTIONS

     This Prospectus offers, at net asset value ("NAV"), one class of shares named International Portfolio that is also referred to in this Prospectus as Class VC. These shares of the Fund are not offered directly to the public. Rather, these shares are currently offered only to separate accounts of certain insurance companies that are unaffiliated with Lord Abbett. These insurance companies sell VARIABLE CONTRACTS that generate premiums, some of which will be invested in the Fund. Redemptions will be effected by the separate accounts to meet obligations under the Variable Contracts. Contract owners do not deal directly with the Fund with respect to the purchase or redemption of Fund shares.


     We reserve the right to modify, restrict, or reject any purchase order or exchange request if the Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.


     PRICING OF SHARES. NAV per share is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives the order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

     In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if

[SIDENOTE]

VARIABLE CONTRACTS include variable annuity contracts and variable life insurance policies.


LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.


     Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the exchange on which the security is principally traded are valued under fair value procedures approved by the Fund's Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price, or the security is relatively illiquid. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.


     Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

     EXCESSIVE TRADING AND MARKET TIMING. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of the Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact the Fund's performance.

     To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to excessive trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, to occur in the interim potentially affecting the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, it may be particularly susceptible to excessive trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in short-term trading to take advantage of these pricing differences (known as "price arbitrage"). The Fund has adopted fair value procedures designed to adjust closing market prices of these types of securities to reflect what is believed to be their fair value at the time the Fund calculates its NAV per share. While there is no assurance, the Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders. For more information about these procedures, see "Your Investment - Purchases and Redemptions" above.

     The Fund's Board has adopted additional policies and procedures that are designed to prevent or stop excessive short-term trading and market timing ("frequent trading"). We also have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. The Fund may modify its frequent trading policy and monitoring procedures, which are described below, from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

     MONITORING PROCEDURES. There are procedures in place to monitor the purchase, sale and exchange/transfer activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. As a general matter, Lord Abbett will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our

[SIDENOTE]

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     policies and procedures when placing orders for their clients through omnibus accounts they maintain with the Fund and encourages recordkeepers and other agents to adhere to such policies and procedures when placing orders, there can be no assurance that such entities will do so. Moreover, the Distributor's ability to monitor these trades and/or implement the procedures may be severely limited. These difficulties may be magnified by the nature of the Fund serving as an investment vehicle for variable products, which may have their own frequent trading policies, which policies may be inconsistent with the Fund's policies. We normally will review and evaluate the frequent trading policies and procedures of variable contract product sponsors, and evaluate each on its merits, in order to seek to increase the likelihood that the Fund will be protected against excessive short-term trading. Notwithstanding our efforts, these circumstances may result in policies and procedures in place at certain Financial Intermediaries that are less effective at detecting and preventing excessive trading than the policies and procedures adopted by the Distributor and other such entities.

     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial Intermediaries to hold Fund shares on behalf of investors. A substantial portion or all of the Fund's shares may be held through omnibus accounts. When shares are held in this manner, (1) the Distributor may not have any or complete access to the underlying investor account information, and/or (2) the Financial Intermediaries may be unable to implement or support our procedures. In such cases, the Financial Intermediaries may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor purchase and redemption activity through the overall omnibus account(s).

     If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial

     Intermediary and request it to provide or review information on individual account transactions so that we or the Financial Intermediary may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request that the Financial Intermediary take appropriate action, to the extent it is permitted to do so, to curtail the activity and will work with the relevant party to do so. Such action may include placing blocks on accounts to prohibit future purchases and exchanges of Fund shares. If we determine that the Financial Intermediary has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, we may consider whether to terminate the relationship.


     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. In addition to the fees described above, Lord Abbett, Lord Abbett Distributor and the Fund may make other payments to Financial Intermediaries and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

     Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense and without cost to the Fund or the Fund's shareholders. The payments may be for:

     -    marketing and/or distribution support for Dealers;

     - the Dealers' and their investment professionals' shareholder servicing efforts;

     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

     - certain information regarding Dealers and their investment professionals;

     - sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

     - the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes; and/or

     - certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, and entertainment and meals, among other things.

     Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord

     Abbett Funds attributable to that particular Dealer. The payments presently range from amounts equal to an annual rate of 0.02% to 0.15% of one or more of the Lord Abbett Funds' assets attributable to the Dealer and/or its investment professionals. The maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, ticket charges, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's Statement of Additional Information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds as investment options in a variable product. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or include a Lord Abbett Fund as an investment option in a variable product. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     The Fund's portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.


CONFLICTS OF INTEREST

     As discussed above, shares offered by this Prospectus are currently available only to separate accounts of certain insurance companies that are unaffiliated with Lord Abbett. Although the Fund does not currently anticipate any disadvantages to policy owners because it offers its shares to such entities, there is a possibility that a material conflict may arise. The Board of Directors intends to monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Board of Directors may require one or more insurance company separate accounts to withdraw its investments in the Fund. If this occurs, the Fund may be forced to sell its securities at disadvantageous prices.

DISTRIBUTIONS AND TAXES

     The Fund expects to pay its shareholders dividends from its net investment income annually and to distribute any net capital gains annually as "capital gains distributions."

     The Fund intends to comply with the diversification requirements, contained in Section 817(h) of the Internal Revenue Code of 1986, as amended, and the Treasury regulations thereunder, that apply to investments by Variable Contracts. To satisfy these requirements, the Fund generally will not be permitted to invest more than 55% of the value of its total assets in the securities of a single issuer; more than 70% of the value of its total assets in the securities of any two issuers; more than 80% of the value of its total assets in the securities of any three issuers; or more than 90% of the value of its total assets in the securities of any four issuers. In the case of government securities, each U.S. Governmental agency or instrumentality is generally treated as a separate issuer. If the Fund fails to satisfy these diversification requirements on the last day of a quarter of a calendar year, the owner of a Variable Contract that holds shares in the Fund during the calendar quarter in which the failure occurs could become subject to current federal taxation at ordinary income rates with respect to income on the Variable Contract.

     For information about the federal income tax treatment of distributions to the separate Variable Contract accounts that hold shares in the Fund, please refer to the prospectus provided by the insurance company for your Variable Contract.

     Because of the unique tax status of Variable Contracts, you should consult your tax adviser regarding treatment under the federal, state, and local tax rules that apply to you.

SERVICES ARRANGEMENTS


     Certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value of the Class VC Shares held in the insurance company's separate account to service and maintain Variable Contract owners' accounts. The services provided may include: providing information periodically to Variable Contract owners; showing the number of shares of the Fund held through the Variable Contract; responding to Variable Contract owners' inquiries relating to the services performed by the insurance company; forwarding shareholder communications from the Fund, including proxies, shareholder reports, annual and semiannual financial statements, as well as dividend, distribution and tax notices to Variable Contract owners, if required by law; and such other similar services as the Fund may reasonably request, from time to time, to the extent the insurance company is permitted to do so under federal and state statutes, rules and regulations.


     The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund.

                                                         INTERNATIONAL PORTFOLIO

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                                              YEAR ENDED 12/31
                                                        --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                            2005         2004         2003         2002         2001
-------------------------------                         ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF YEAR                      $     8.56   $     7.10   $     5.10   $     6.26   $     8.56
INVESTMENT OPERATIONS:
 Net investment income(a)                                      .01          .01          .11          .03          .04
 Net realized and unrealized gain (loss)                      2.26         1.46         1.99        (1.14)       (2.33)
TOTAL FROM INVESTMENT OPERATIONS                              2.27         1.47         2.10        (1.11)       (2.29)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                          --         (.01)        (.10)        (.05)        (.01)
 Net realized gain                                            (.40)          --           --           --           --
TOTAL DISTRIBUTIONS                                           (.40)        (.01)        (.10)        (.05)        (.01)
NET ASSET VALUE, END OF YEAR                            $    10.43   $     8.56   $     7.10   $     5.10   $     6.26
TOTAL RETURN(b)                                              26.63%       20.71%       41.25%      (17.70)%     (26.73)%
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including expense
  reductions and expenses assumed                             1.40%        1.34%        1.40%        1.35%        1.03%
 Expenses, excluding expense
  reductions and expenses assumed                             2.41%        3.45%        3.42%        5.77%        6.15%
 Net investment income                                         .14%         .12%        1.86%         .45%         .64%


================================================================================


                                                                               YEAR ENDED 12/31
                                                        --------------------------------------------------------------
SUPPLEMENTAL DATA:                                         2005         2004         2003         2002         2001
------------------                                      ----------   ----------   ----------   ----------   ----------
NET ASSETS, END OF YEAR (000)                           $   12,571   $    6,873   $    3,580   $    1,770   $    1,081
PORTFOLIO TURNOVER RATE                                      70.54%       68.22%       61.83%       59.34%       52.43%



(a) Calculated using average shares outstanding during the year.
(b) Total return assumes the reinvestment of all distributions.

TO OBTAIN INFORMATION:                                  ADDITIONAL INFORMATION

BY TELEPHONE. For shareholder                              This Prospectus is intended for use in connection with a
account inquiries call the Fund                            Variable Contract Plan. More information on this Fund is
at 800-821-5129. For literature                            available free upon request including:
requests call the Fund at
800-874-3733.                                              ANNUAL/SEMIANNUAL REPORT

BY MAIL. Write to the Fund at:                             The Fund's Annual and Semiannual Reports contain more
The Lord Abbett Family of Funds                            information about the Fund's investments and performance.
90 Hudson Street                                           The Annual Report also includes details about the market
Jersey City, NJ 07302-3973                                 conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal
VIA THE INTERNET.                                          year. The Reports are available, free of charge at
LORD, ABBETT & CO. LLC                                     www.LordAbbett.com and through other means, as indicated on
www.LordAbbett.com                                         the left.

Text only versions of Fund documents can be viewed         STATEMENT OF ADDITIONAL INFORMATION ("SAI")
online or downloaded from the SEC: www.sec.gov.
                                                           Provides more details about the Fund and its policies. A
You can also obtain copies by visiting the SEC's           current SAI is on file with the Securities and Exchange
Public Reference Room in Washington, DC (phone             Commission ("SEC") and is incorporated by reference (is
202-942-8090) or by sending your request and a             legally considered part of this Prospectus). Although the
duplicating fee to the SEC's Public Reference              SAI is not available at www.LordAbbett.com, the SAI is
Section, Washington, DC 20549-0102 or by sending           available through other means, generally without charge, as
your request electronically to publicinfo@sec.gov.         indicated on the left.


[LORD ABBETT(R) LOGO]


            Lord Abbett Mutual Fund shares
                  are distributed by:                     Lord Abbett Series Fund, Inc.                                  LASF-IP-1
              LORD ABBETT DISTRIBUTOR LLC                     International Portfolio                                    (5/06)
                   90 Hudson Street
          Jersey City, New Jersey 07302-3973
                                                          SEC FILE NUMBER: 811-5876

[LORD ABBETT LOGO]

LORD ABBETT

SERIES FUND -
  LARGE-CAP CORE PORTFOLIO


                                                                  MAY 1,
                                                                  2006


                                                               PROSPECTUS


SERVES AS AN UNDERLYING INVESTMENT VEHICLE FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                                PAGE
                                    THE FUND
                What you should      Goal                                         2
            know about the Fund      Principal Strategy                           2
                                     Main Risks                                   3
                                     Performance                                  4
                                     Fees and Expenses                            4
                                     Additional Investment Information            6
                                     Management                                   9

                                 YOUR INVESTMENT

                Information for      Purchases and Redemptions                   12
                       managing      Conflicts of Interest                       20
                      your Fund      Distributions and Taxes                     20
                        account      Services Arrangements                       21

                              FINANCIAL INFORMATION

                                     Financial Highlights                        22

                             ADDITIONAL INFORMATION

              How to learn more      Back Cover
             about the Fund and
              other Lord Abbett
                          Funds

                                    THE FUND

GOAL

     The Fund's investment objective is growth of capital and growth of income consistent with reasonable risk.

PRINCIPAL STRATEGY


     To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of LARGE, SEASONED, U.S. and MULTINATIONAL COMPANIES. The Fund will provide shareholders with at least 60 days, notice of any change in this policy. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely used benchmark for large-cap stock performance. As of July 1, 2005, the market capitalization range of the Russell 1000 Index was $890 million to $368.2 billion. This range varies daily. Equity securities in which the Fund may invest include common stocks (including income-producing stocks), convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familar type of equity security, represent an ownership interest in a company.


     The Fund invests in the full spectrum of large companies including those with VALUE or GROWTH characteristics. In selecting investments, the Fund uses a BOTTOM-UP INVESTMENT RESEARCH approach that combines both value and growth investment styles. The Fund attempts to identify individual stocks that are attractively priced and present strong long-term investment opportunities based on fundamental research and company characteristics. The Fund focuses on securities that are selling at reasonable prices in relation to our assessment of their potential value, and on securities that we believe have expected earnings growth potential and consistency that may not be recognized by the market at large.

[SIDENOTE]

WE OR THE FUND OR LARGE-CAP CORE PORTFOLIO refers to Large-Cap Core Portfolio, a portfolio or series of Lord Abbett Series Fund, Inc. (the "Company").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

MULTINATIONAL COMPANIES are those companies that conduct their business operations and activities in more than one country.

VALUE STOCKS are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

GROWTH STOCKS generally exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level. They tend to be more volatile than slower-growing value stocks.

LARGE COMPANIES are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, although they can be slower to innovate than smaller companies.

                                                        LARGE-CAP CORE PORTFOLIO

     We generally sell a stock when we think it no longer offers significant capital appreciation potential due to an elevated valuation or has reached our valuation target, its fundamentals are falling short of our expectations, or it seems less likely to benefit from the current market and economic environment.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and growth stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large value and growth stocks may perform differently than the market as a whole and differently than each other or other types of stocks, such as small-company stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. Growth stocks may be more volatile than other stocks. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Due to its investments in multinational companies, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]

A BOTTOM-UP INVESTMENT RESEARCH approach is based on in-depth analysis of a company's financial statements, business strategy, management competence, and overall industry trends, among other factors. Companies might be identified from investment research analysis or personal knowledge of their products and services.

SEASONED COMPANIES are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy liquidity in the market.

                                                        LARGE-CAP CORE PORTFOLIO

PERFORMANCE

     The Fund does not show any performance because it has not completed a full calendar year of operations.

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     The purpose of the fee table below is to help variable contract owners investing in the Fund to understand the various Fund expenses. The fee table, including the example below, shows only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this fee table. If such fees and expenses were reflected in the table, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                                                           N/A
Maximum Deferred Sales Charge                                                        N/A
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")                                                  0.70%
Other Expenses(1)                                                                   1.98%
Total Annual Fund Operating Expenses(1)(2)                                          2.68%
Expense Reimbursement(1)(2)                                                        (1.58)%
Net Expenses(1)(2)                                                                  1.10%



(1) These amounts have restated based on estimated amounts for the current fiscal year.

(2) Lord Abbett has contractually agreed through April 30, 2007 to reimburse a portion of the fund's other expenses to the extent necessary to maintain its other expenses at an aggregate rate of .40% of average daily net assets.


[SIDENOTE]

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain insurance companies for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                        LARGE-CAP CORE PORTFOLIO
================================================================================
EXAMPLE
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. The example does not reflect variable contract expenses, fees, and charges. If these expenses, fees, and charges were included, your costs would be higher. Based on these assumptions your costs would be:


                       1 YEAR    3 YEARS    5 YEARS     10 YEARS
Class VC Shares        $ 112      $ 682     $ 1,279      $ 2,896
----------------------------------------------------------------

ADDITIONAL INVESTMENT INFORMATION

     This section describes some of the investment techniques that might be used by the Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices, and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivatives and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

     DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks. Although the Fund may not invest more than 10% of its net assets in foreign securities, ADRs are not subject to this limitation.

     FOREIGN SECURITIES. The Fund may invest up to 10% of its net assets in foreign securities that are primarily traded outside the United States. This limitation does not include ADRs. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures, and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.


     LISTED OPTIONS ON SECURITIES. The Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices. The Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options with respect to securities in their portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. The Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its net assets at the time an option is written.


     RISKS OF OPTIONS. Fund transactions in options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

     TEMPORARY DEFENSIVE INVESTMENTS. At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political, or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.

     INFORMATION ON PORTFOLIO HOLDINGS. The Fund's Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Fund's portfolio holdings, including a complete schedule of holdings. The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, the Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Fund also may make publicly available Fund commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or performance attribution information within 30 days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Fund's policies and procedures with respect to the disclosure of their portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.

MANAGEMENT


     BOARD OF DIRECTORS. The Board oversees the management of the business and affairs of the Fund. The Board meets regularly to review the Fund's portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. More than 75 percent of the Board members are independent of Lord Abbett.


     INVESTMENT ADVISER. The Fund's investment adviser is Lord, Abbett & Co. LLC ("Lord Abbett"), which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $105 billion in more than 54 mutual fund portfolios and other advisory accounts as of February 28, 2006.

     Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. The management fee is calculated daily and payable monthly as follows:

     .70 of 1% of the first $1 billion of average daily net assets, .65 of 1% of the next billion, and .60 of 1% of assets over $2 billion.

     For fiscal year ended December 31, 2005, the management fee paid to Lord Abbett was at an effective rate of .70 of 1% of the Fund's average daily net assets.

     In addition, Lord Abbett provides certain administrative services to the Fund for a fee at an annual rate of .04 of 1% of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses to the extent necessary to maintain its "Other Expenses" at an annualized rate of .40 of 1% of its average daily net assets.


Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board's approval is available in the Fund's Annual Report to Shareholders.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. The Statement of Additional Information contains additional information about the managers' compensation, other accounts managed by them and their ownership of the Fund's shares.

     Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. Daniel H. Frascarelli heads the Large-Cap Core Portfolio team. The other senior member of the team is Paul J. Volovich. Messrs. Frascarelli and Volovich are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Frascarelli, Partner and Director of Large-Cap Core Equity, joined Lord Abbett in 1990 is a holder of a Chartered Financial Analyst designation, and has been in the investment business since 1983. Mr. Volovich, Portfolio Manager, joined Lord Abbett in 1997 is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1995.

                                 YOUR INVESTMENT

PURCHASES AND REDEMPTIONS

     This Prospectus offers, at net asset value ("NAV"), one class of shares named Large-Cap Core Portfolio that is also referred to in this Prospectus as Class VC. These shares of the Fund are not offered directly to the public. Rather, these shares are currently offered only to separate accounts of certain insurance companies that are unaffiliated with Lord Abbett. These insurance companies sell VARIABLE CONTRACTS that generate premiums, some of which will be invested in the Fund. Redemptions will be effected by the separate accounts to meet obligations under the Variable Contracts. Contract owners do not deal directly with the Fund with respect to the purchase or redemption of Fund shares.


     We reserve the right to modify, restrict or reject any purchase order or exchange request if the Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

     PRICING OF SHARES. NAV per share is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives the order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.


     In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price,

[SIDENOTE]

VARIABLE CONTRACTS include variable annuity contracts and variable life insurance policies.


LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.


     Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Fund's Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price, or the security is relatively illiquid. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. A significant portion of the Fund's assets may be valued using fair value pricing.


     EXCESSIVE TRADING AND MARKET TIMING. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of the Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact the Fund's performance.

     To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to excessive trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, to occur in the interim potentially affecting the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, it may be particularly susceptible to excessive trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in short-term trading to take advantage of these pricing differences (known as "price arbitrage"). The Fund has adopted fair value procedures designed to adjust closing market prices of these types of securities to reflect what is believed to be their fair value at the time the Fund calculates its NAV per share. While there is no assurance, the Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders. For more information about these procedures, see "Your Investment - Purchases and Redemptions" above.

The Fund's Board has adopted additional policies and procedures that are designed to prevent or stop excessive short-term trading and market timing ("frequent trading"). We also have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. The Fund may modify its frequent trading policy and monitoring procedures, which are described below, from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

MONITORING PROCEDURES. There are procedures in place to monitor the purchase, sale and exchange/transfer activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. As a general matter, Lord Abbett will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity.

While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts they maintain with the Fund and encourages recordkeepers and other agents to adhere to such policies and procedures when placing

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     orders, there can be no assurance that such entities will do so. Moreover, the Distributor's ability to monitor these trades and/or implement the procedures may be severely limited. These difficulties may be magnified by the nature of the Fund serving as an investment vehicle for variable products, which may have their own frequent trading policies, which policies may be inconsistent with the Fund's policies. We normally will review and evaluate the frequent trading policies and procedures of variable contract product sponsors, and evaluate each on its merits, in order to seek to increase the likelihood that the Fund will be protected against excessive short-term trading. Notwithstanding our efforts, these circumstances may result in policies and procedures in place at certain Financial Intermediaries that are less effective at detecting and preventing excessive trading than the policies and procedures adopted by the Distributor and other such entities.

     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial Intermediaries to hold Fund shares on behalf of investors. A substantial portion or all of the Fund's shares may be held through omnibus accounts. When shares are held in this manner, (1) the Distributor may not have any or complete access to the underlying investor account information, and/or (2) the Financial Intermediaries may be unable to implement or support our procedures. In such cases, the Financial Intermediaries may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor purchase and redemption activity through the overall omnibus account(s).

     If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary and request it to provide or review information on individual account transactions so that we or the Financial Intermediary may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request that the Financial Intermediary take appropriate action, to the extent it is permitted to do so, to curtail the activity and will work with the relevant party to do so. Such action may include placing blocks on accounts to prohibit future purchases and exchanges of Fund shares. If we determine that the Financial Intermediary has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, we may consider whether to terminate the relationship.


     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. In addition to the fees described above, Lord Abbett, Lord Abbett Distributor and the Fund may make other payments to Financial Intermediaries and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

     Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense and without cost to the Fund or the Fund's shareholders. The payments may be for:

     -  marketing and/or distribution support for Dealers;

     - the Dealers' and their investment professionals' shareholder servicing efforts;

     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

     - certain information regarding Dealers and their investment professionals;

     - sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

     - the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes; and/or

     - certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, and entertainment and meals, among other things.

     Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from amounts equal to an annual rate of 0.02% to 0.15% of one or more of the Lord Abbett Funds' assets attributable to the Dealer and/or its investment professionals. The maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, ticket charges, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's Statement of Additional Information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds as investment options in a variable product. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or include a Lord Abbett Fund as an investment option in a variable product. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     The Fund's portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

CONFLICTS OF INTEREST


     As discussed above, shares offered by this Prospectus are currently available only to separate accounts of certain insurance companies that are unaffiliated with Lord Abbett. Although the Fund does not currently anticipate any disadvantages to policy owners because it offers its shares to such entities, there is a possibility that a material conflict may arise. The Board of Directors intends to monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Board of Directors may require one or more insurance company separate accounts to withdraw its investments in the Fund. If this occurs, the Fund may be forced to sell its securities at disadvantageous prices.

DISTRIBUTIONS AND TAXES

     The Fund expects to pay its shareholders dividends from its net investment income annually and to distribute any net capital gains annually as "capital gains distributions."

     The Fund intends to comply with the diversification requirements, contained in Section 817(h) of the Internal Revenue Code of 1986, as amended, and the Treasury regulations thereunder, that apply to investments by Variable Contracts. To satisfy these requirements, the Fund generally will not be permitted to invest more than 55% of the value of its total assets in the securities of a single issuer; more than 70% of the value of its total assets in the securities of any two issuers; more than 80% of the value of its total assets in the securities of any three issuers; or more than 90% of the value of its total assets in the securities of any four issuers. In the case of government securities, each U.S. Governmental agency or instrumentality is generally treated as a separate issuer. If the Fund fails to satisfy these diversification requirements on the last day of a quarter of a calendar year, the owner of a Variable Contract that holds shares in the Fund during the calendar quarter in which the failure occurs could become subject to current federal taxation at ordinary income rates with respect to income on the Variable Contract.

     For information about the federal income tax treatment of distributions to the separate Variable Contract accounts that hold shares in the Fund, please refer to the prospectus provided by the insurance company for your Variable Contract.

     Because of the unique tax status of Variable Contracts, you should consult your tax adviser regarding treatment under the federal, state, and local tax rules that apply to you.

SERVICES ARRANGEMENTS


     Certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value of the Class VC Shares held in the insurance company's separate account to service and maintain Variable Contract owners' accounts. The services provided may include: providing information periodically to Variable Contract owners; showing the number of shares of the Fund held through the Variable Contract; responding to Variable Contract owners' inquiries relating to the services performed by the insurance company; forwarding shareholder communications from the Fund, including proxies, shareholder reports, annual and semiannual financial statements, as well as dividend, distribution, and tax notices to Variable Contract owners, if required by law; and such other similar services as the Fund may reasonably request, from time to time, to the extent the insurance company is permitted to do so under federal and state statutes, rules and regulations.


     The Fund may also compensate certain insurance companies, third-party administrators, and other entities for providing recordkeeping, sub-transfer agency, and other administrative services to the Fund.

                                                        LARGE-CAP CORE PORTFOLIO


                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                                     4/29/2005(c)
                                                                         to
Per Share Operating Performance                                      12/31/2005
NET ASSET VALUE, BEGINNING OF PERIOD                                 $     10.00
INVESTMENT OPERATIONS:
  Net investment income(a)                                                   .06
  Net realized and unrealized gain (loss)                                    .83
TOTAL FROM INVESTMENT OPERATIONS                                             .89
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                     (.03)
TOTAL DISTRIBUTIONS                                                         (.03)
NET ASSET VALUE, END OF PERIOD                                       $     10.86
TOTAL RETURN(b)                                                             8.87%(d)
RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions and expenses assumed                .74%(d)
  Expenses, excluding expense reductions and expenses assumed               7.79%(e)
  Net investment income                                                     1.41%(e)


================================================================================


                                                                     4/29/2005(c)
                                                                         to
SUPPLEMENTAL DATA:                                                   12/31/2005
NET ASSETS, END OF PERIOD (000)                                      $     4,992
PORTFOLIO TURNOVER RATE                                                    24.42%



(a) Calculated using average shares outstanding during the period.
(b) Total return assumes the reinvestment of all distributions.
(c) Commencement of investment operations.
(d) Not annualized.
(e) Annualized.

TO OBTAIN INFORMATION:
                                          ADDITIONAL INFORMATION
BY TELEPHONE. For shareholder
account inquiries call the Fund             This Prospectus is intended for use in connection with a Variable
at 800-821-5129. For literature             Contract Plan. More information on this Fund is or will be
requests call the Fund at                   available free upon request, including:
800-874-3733.
                                            ANNUAL/SEMIANNUAL REPORT
BY MAIL. Write to the Fund at:
The Lord Abbett Family of Funds             The Fund's Annual and Semiannual Reports contain more information
90 Hudson Street                            about the Fund's investments and performance. The Annual Report
Jersey City, NJ 07302-3973                  also includes details about the market conditions and investment strategies that had a significant effect on the Fund's
VIA THE INTERNET.                           performance during the last fiscal year. The Reports are
LORD, ABBETT & CO. LLC                      available, free of charge, at www.LordAbbett.com and through
www.LordAbbett.com                          other means, as indicated on the left.

Text only versions of Fund                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")
documents can be viewed online
or downloaded from the SEC:                 Provides more details about the Fund and its policies. A current
www.sec.gov.                                SAI is on file with the Securities and Exchange Commission
                                            ("SEC") and is incorporated by reference (is legally considered
You can also obtain copies by               part of this Prospectus). Although the SAI is not available at
visiting the SEC's Public                   www.LordAbbett.com, the SAI is available through other means,
Reference Room in Washington,               generally without charge, as indicated on the left.
DC (phone 202-942-8090)
or by sending your request and a
duplicating fee to the SEC's
Public Reference Section,
Washington, DC 20549-0102 or
by sending your request
electronically to
publicinfo@sec.gov.


[LORD ABBETT(R) LOGO]


 Lord Abbett Mutual Fund shares
     are distributed by:
  LORD ABBETT DISTRIBUTOR LLC               Lord Abbett Series Fund, Inc.                                    LASF-LCCP-1
      90 Hudson Street -                      Large-Cap Core Portfolio                                       (4/05)
Jersey City, New Jersey 07302-3973
                                            SEC FILE NUMBER: 811-5876

[LORD ABBETT LOGO]

LORD ABBETT
SERIES FUND --
  MID-CAP VALUE PORTFOLIO


                                                              MAY 1,
                                                               2006


                                                            PROSPECTUS


SERVES AS AN UNDERLYING INVESTMENT VEHICLE FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                          PAGE
                              THE FUND

                 What you should   Goal                                     2
                      know about   Principal Strategy                       2
                        the Fund   Main Risks                               3
                                   Performance                              5
                                   Fees and Expenses                        7
                                   Additional Investment Information        8
                                   Management                              11

                          YOUR INVESTMENT

                 Information for   Purchases and Redemptions               14
                   managing your   Conflicts of Interest                   22
                    Fund account   Distributions and Taxes                 22
                                   Services Arrangements                   23

                      FINANCIAL INFORMATION

                                   Financial Highlights                    25

                     ADDITIONAL INFORMATION

               How to learn more   Back Cover
                  about the Fund
                       and other
               Lord Abbett Funds

                                                         MID-CAP VALUE PORTFOLIO

                                    THE FUND

GOAL

     The Fund seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

PRINCIPAL STRATEGY


     To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap(R) Index, a widely-used benchmark for mid-cap stock performance. As of July 1, 2005, the market capitalization range of the Russell Midcap(R) Index was $890 million to $14.6 billion. This range varies daily. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. Equity securities in which the Fund may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


     In selecting investments, the Fund, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. In trying to identify those companies, we look for such factors as:

     - changes in economic and financial environment
     - new or improved products or services
     - new or rapidly expanding markets
     - changes in management or structure of the company
     - price increases for the company's products or services

[SIDENOTE]

WE OR THE FUND OR MID-CAP VALUE PORTFOLIO refers to Mid-Cap Value Portfolio, a portfolio or series of Lord Abbett Series Fund, Inc. (the "Company").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

                                                         MID-CAP VALUE PORTFOLIO

     - improved efficiencies resulting from new technologies or changes in distribution
     - changes in government regulations, political climate or competitive conditions

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with VALUE STOCKS and mid-sized company stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. The stocks of mid-sized companies may perform differently than the market as a whole and other types of stocks, such as large-company stocks and growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Investments in mid-sized company stocks generally involve greater risks than investments in large-company stocks. Mid-sized companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. Mid-sized company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. In addition, there may be less liquidity in mid-sized company stocks, subjecting them to greater price fluctuations than larger company stocks.

[SIDENOTE]

VALUE STOCKS are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

                                                         MID-CAP VALUE PORTFOLIO

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                                         MID-CAP VALUE PORTFOLIO

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class VC shares from calendar year to calendar year. The Fund's shares are currently sold only to certain insurance company separate accounts that fund variable annuity contracts and variable life insurance policies. This chart does not reflect the sales charges or other expenses of such contracts. If those sales charges and expenses were reflected, returns would be less.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS VC SHARES
--------------------------------------------------------------------------------

2000    +52.4%
2001     +8.1%
2002     -9.8%
2003    +24.8%
2004    +24.0%
2005     +8.2%

BEST QUARTER 2nd Q '03    +15.3%
WORST QUARTER 3rd Q '02   -14.7%

================================================================================

                                                         MID-CAP VALUE PORTFOLIO


     The table below shows how the average annual total returns of the Fund's Class VC shares compare to those of two broad-based securities market indices. The Fund believes that the Russell Midcap(R) Value Index more closely represents the universe of securities in which the Fund invests and therefore is considering substituting it for the S&P MidCap 400/Citigroup Value Index.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005
--------------------------------------------------------------------------------



                                                                         LIFE OF
                                           1 YEAR         5 YEARS        FUND(1)
Class VC Shares                              8.22%          10.30%        15.34%
S&P MidCap 400/Citigroup
 Value Index(2)(3)                          11.48%          12.35%        14.36%
Russell Midcap(R) Value Index(2)            12.65%          12.21%        12.50%


(1)  The date of inception for Class VC is 9/15/99.
(2) Performance for the unmanaged indices does not reflect fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.

(3) The S&P MidCap 400/Citigroup Value Index was formerly named S&P MidCap 400/Barra Value Index, which recently experienced some adjustments in the methodology used for performance reporting purposes.

                                                         MID-CAP VALUE PORTFOLIO

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     The purpose of the fee table below is to help variable contract owners investing in the Fund to understand the various Fund expenses. The fee table, including the example below, shows only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this fee table. If such fees and expenses were reflected in the table, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                 N/A
Maximum Deferred Sales Charge                                               N/A
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")(1)                                      0.74%
Other Expenses                                                             0.38%
Total Annual Fund Operating Expenses(1)                                    1.12%



(1) These amounts have been restated based upon estimates for the current fiscal year.


================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. The example does not reflect variable contract expenses, fees, and charges. If these expenses, fees, and charges were included, your costs would be higher. Based on these assumptions your costs would be:


                            1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class VC Shares            $    114      $     356       $    617       $  1,363


[SIDENOTE]


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain insurance companies for providing recordkeeping or other administrative services in connection with investments in the Fund.

ADDITIONAL INVESTMENT INFORMATION

     This section describes some of the investment techniques that might be used by the Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices, and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

     DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks.

     FOREIGN SECURITIES. The Fund may invest up to 10% of its net assets in foreign securities that are primarily traded outside the United States. This limitation does not include ADRs.

     Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.


     LISTED OPTIONS ON SECURITIES. The Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices. The Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. The Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its net assets at the time an option is written.


     RISKS OF OPTIONS. Fund transactions in options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

     TEMPORARY DEFENSIVE INVESTMENTS. At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political, or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


     INFORMATION ON PORTFOLIO HOLDINGS. The Fund's Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission

     ("SEC"), contain information about the Fund's portfolio holdings, including a complete schedule of holdings. The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, the Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Fund also may make publicly available Fund commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or performance attribution information within thirty days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Fund's policies and procedures with respect to the disclosure of its portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.


MANAGEMENT

     BOARD OF DIRECTORS. The Board oversees the management of the business and affairs of the Fund. The Board meets regularly to review the Fund's portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.


     INVESTMENT ADVISER. The Fund's investment adviser is Lord, Abbett & Co. LLC ("Lord Abbett"), which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $105 billion in 54 mutual fund portfolios and other advisory accounts as of February 28, 2006.

     Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. Prior to January 1, 2006, the management fee payable to Lord Abbett was at a flat annual rate of .75 of 1%. Effective January 1, 2006, the management fee is calculated daily and payable monthly at the following rates:

          .75 of 1% on the first $1 billion of average daily net assets; .70 of 1% on the next $1 billion;
          .65 of 1% over $2 billion.

     For the fiscal year ended December 31, 2005, the management fee paid to Lord Abbett was at an effective rate of .75% of the Fund's average daily net assets.

     In addition, Lord Abbett provides certain administrative services to the Fund for a fee at the annual rate of .04% of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

     Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board's approval is available in the Fund's Annual Report to Shareholders.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. The Statement of Additional Information contains additional information about the managers' compensation, other accounts managed by them and their ownership of the Fund's shares.

     Edward K. von der Linde, Partner and Investment Manager, heads the team. Mr. von der Linde joined Lord Abbett in 1988. The other senior members of the team are Eileen Banko, Howard E. Hansen, and David G. Builder. Mr. Hansen, Partner and Investment Manager, joined Lord Abbett in 1995, Ms. Banko, Equity Analyst, joined Lord Abbett in 1990, and Mr. Builder, Equity Analyst, joined Lord Abbett in 1998. Mr. von der Linde and Mr. Hansen are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. von der Linde and Hansen are primarily and jointly responsible for the day-to-day management of the Portfolio. Mr. von der Linde is a Partner and joined Lord Abbett in 1988. Mr. Hansen, Partner and Investment Manager, joined Lord Abbett in 1995, Ms. Banko, Equity Analyst, joined Lord Abbett in 1990, and Mr. Builder, Equity Analyst, joined Lord Abbett in 1998.

                                 YOUR INVESTMENT

PURCHASES AND REDEMPTIONS

     This Prospectus offers, at net asset value ("NAV"), one class of shares named Mid-Cap Value Portfolio that is also referred to in this Prospectus as Class VC. These shares of the Fund are not offered directly to the public. Rather, these shares are currently offered only to separate accounts of certain insurance companies that are unaffiliated with Lord Abbett. These insurance companies sell VARIABLE CONTRACTS that generate premiums, some of which will be invested in the Fund. Redemptions will be effected by the separate accounts to meet obligations under the Variable Contracts. Contract owners do not deal directly with the Fund with respect to the purchase or redemption of Fund shares.


     We reserve the right to modify, restrict, or reject any purchase order or exchange request if the Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.


     PRICING OF SHARES. NAV per share is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives the order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

     In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if

[SIDENOTE]

VARIABLE CONTRACTS include variable annuity contracts and variable life insurance policies.



LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.


     Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the exchange on which the security is principally traded are valued under fair value procedures approved by the Fund's Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price, or the security is relatively illiquid. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.


     Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

     EXCESSIVE TRADING AND MARKET TIMING. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of the Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact the Fund's performance.

     To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to excessive trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, to occur in the interim potentially affecting the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, it may be particularly susceptible to excessive trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in short-term trading to take advantage of these pricing differences (known as "price arbitrage"). The Fund has adopted fair value procedures designed to adjust closing market prices of these types of securities to reflect what is believed to be their fair value at the time the Fund calculates its NAV per share. While there is no assurance, the Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders. For more information about these procedures, see "Your Investment - Purchases and Redemptions" above.

     The Fund's Board has adopted additional policies and procedures that are designed to prevent or stop excessive short-term trading and market timing ("frequent trading"). We also have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. The Fund may modify its frequent trading policy and monitoring procedures, which are described below, from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

     MONITORING PROCEDURES. There are procedures in place to monitor the purchase, sale and exchange/transfer activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. As a general matter, Lord Abbett will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts they maintain with the Fund and encourages recordkeepers and other agents to

[SIDENOTE]

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     adhere to such policies and procedures when placing orders, there can be no assurance that such entities will do so. Moreover, the Distributor's ability to monitor these trades and/or implement the procedures may be severely limited. These difficulties may be magnified by the nature of the Fund serving as an investment vehicle for variable products, which may have their own frequent trading policies, which policies may be inconsistent with the Fund's policies. We normally will review and evaluate the frequent trading policies and procedures of variable contract product sponsors, and evaluate each on its merits, in order to seek to increase the likelihood that the Fund will be protected against excessive short-term trading. Notwithstanding our efforts, these circumstances may result in policies and procedures in place at certain Financial Intermediaries that are less effective at detecting and preventing excessive trading than the policies and procedures adopted by the Distributor and other such entities.

     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial Intermediaries to hold Fund shares on behalf of investors. A substantial portion or all of the Fund's shares may be held through omnibus accounts. When shares are held in this manner, (1) the Distributor may not have any or complete access to the underlying investor account information, and/or (2) the Financial Intermediaries may be unable to implement or support our procedures. In such cases, the Financial Intermediaries may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor purchase and redemption activity through the overall omnibus account(s).

     If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary and request it to provide or review information on individual account transactions so that we or the Financial Intermediary may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request that the Financial Intermediary take appropriate action, to the extent it is permitted to do so, to curtail the activity and will work with the relevant party to do so. Such action may include placing blocks on accounts to prohibit future purchases and exchanges of Fund shares. If we determine that the Financial Intermediary has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, we may consider whether to terminate the relationship.


     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. In addition to the fees described above, Lord Abbett, Lord Abbett Distributor and the Fund may make other payments to Financial Intermediaries and other firms authorized to accept orders for Fund shares (collectively,"Dealers").

     Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense and without cost to the Fund or the Fund's shareholders. The payments may be for:

     - marketing and/or distribution support for Dealers;

     - the Dealers' and their investment professionals' shareholder servicing efforts;

     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

     - certain information regarding Dealers and their investment professionals;

     - sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

     - the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes; and/or

     - certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, and entertainment and meals, among other things.

     Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from amounts equal to an annual rate of 0.02% to 0.15% of one or more of the Lord Abbett Funds' assets attributable to the Dealer and/or its investment professionals. The maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, ticket charges, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's Statement of Additional Information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds as investment options in a variable product. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or include a Lord Abbett Fund as an investment option in a variable product. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     The Fund's portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.


CONFLICTS OF INTEREST

     As discussed above, shares offered by this Prospectus are currently available only to separate accounts of certain insurance companies that are unaffiliated with Lord Abbett. Although the Fund does not currently anticipate any disadvantages to policy owners because it offers its shares to such entities, there is a possibility that a material conflict may arise. The Board of Directors intends to monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Board of Directors may require one or more insurance company separate accounts to withdraw its investments in the Fund. If this occurs, the Fund may be forced to sell its securities at disadvantageous prices.

DISTRIBUTIONS AND TAXES

     The Fund expects to pay its shareholders dividends from its net investment income annually and to distribute any net capital gains annually as "capital gains distributions."

     The Fund intends to comply with the diversification requirements, contained in Section 817(h) of the Internal Revenue Code of 1986, as amended, and the Treasury regulations thereunder, that apply to investments by

     Variable Contracts. To satisfy these requirements, the Fund generally will not be permitted to invest more than 55% of the value of its total assets in the securities of a single issuer; more than 70% of the value of its total assets in the securities of any two issuers; more than 80% of the value of its total assets in the securities of any three issuers; or more than 90% of the value of its total assets in the securities of any four issuers. In the case of government securities, each U.S. Governmental agency or instrumentality is generally treated as a separate issuer. If the Fund fails to satisfy these diversification requirements on the last day of a quarter of a calendar year, the owner of a Variable Contract that holds shares in the Fund during the calendar quarter in which the failure occurs could become subject to current federal taxation at ordinary income rates with respect to income on the Variable Contract.

     For information about the federal income tax treatment of distributions to the separate Variable Contract accounts that hold shares in the Fund, please refer to the prospectus provided by the insurance company for your Variable Contract.

     Because of the unique tax status of Variable Contracts, you should consult your tax adviser regarding treatment under the federal, state, and local tax rules that apply to you.

SERVICES ARRANGEMENTS


     Certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value of the Class VC Shares held in the insurance company's separate account to service and maintain Variable Contract owners' accounts. The services provided may include: providing information periodically to Variable Contract owners; showing the number of shares of the Fund held through the Variable Contract; responding to Variable Contract owners' inquiries relating to the services performed by the insurance company; forwarding shareholder communications from the Fund, including proxies, shareholder reports, annual and semiannual financial statements, as well as dividend, distribution and tax notices to Variable Contract owners, if required by law; and such other similar services as the Fund may reasonably request, from time to time, to the extent the insurance company is permitted to do so under federal and state statutes, rules and regulations.


     The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund.

                                                         MID-CAP VALUE PORTFOLIO

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                                                    YEAR ENDED 12/31
                                                        -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                            2005           2004              2003           2002           2001
NET ASSET VALUE, BEGINNING OF YEAR                      $    20.79     $    17.04        $    13.86     $    15.45     $    14.38
INVESTMENT OPERATIONS:
  Net investment income(a)                                     .11            .09               .11            .14            .13
  Net increase from payment by an
   affiliate on the disposal of investments
   in violation of investment restriction                       --             --(c)             --             --             --
  Net realized and unrealized gain (loss)                     1.60           4.01              3.32          (1.65)          1.03
TOTAL FROM INVESTMENT OPERATIONS                              1.71           4.10              3.43          (1.51)          1.16
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                       (.10)          (.06)             (.08)          (.08)          (.05)
  Net realized gain                                          (1.31)          (.29)             (.17)            --           (.04)
TOTAL DISTRIBUTIONS                                          (1.41)          (.35)             (.25)          (.08)          (.09)
NET ASSET VALUE, END OF YEAR                            $    21.09     $    20.79        $    17.04     $    13.86     $    15.45
TOTAL RETURN(b)                                               8.22%         24.04%(d)         24.75%         (9.78)%         8.05%
RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions
   and expenses assumed                                       1.13%          1.17%             1.08%          1.11%           .99%
  Expenses, excluding expense reductions
   and expenses assumed                                       1.13%          1.17%             1.08%          1.16%          1.20%
  Net investment income                                        .51%           .46%              .75%           .95%           .88%


================================================================================


                                                                                     YEAR ENDED 12/31
                                                        -------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                         2005           2004              2003           2002           2001
NET ASSETS, END OF YEAR (000)                           $ 1,197,02     $  834,428        $  371,607     $  145,827     $   35,386
PORTFOLIO TURNOVER RATE                                      24.67%         17.61%            15.38%         21.84%         27.83%



(a)  Calculated using average shares outstanding during the year.
(b)  Total return assumes the reinvestment of all distributions.
(c)  Amount is less than $.01.
(d) The effect of payment from an affiliate for violation of investment restriction on total return is less than .01%.

TO OBTAIN INFORMATION:
                                                        ADDITIONAL INFORMATION
BY TELEPHONE. For shareholder
account inquiries call the Fund                           This Prospectus is intended for use in connection with a Variable
at 800-821-5129. For literature                           Contract Plan. More information on this Fund is available free
requests call the Fund at                                 upon request, including:
800-874-3733.
                                                          ANNUAL/SEMIANNUAL REPORT
BY MAIL. Write to the Fund at: The
Lord Abbett Family of Funds                               The Fund's Annual and Semiannual Reports contain more information
90 Hudson Street                                          about the Fund's investments and performance. The Annual Report
Jersey City, NJ 07302-3973                                also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance
VIA THE INTERNET.                                         during the last fiscal year. The Reports are available free of
LORD, ABBETT & CO. LLC                                    charge, at www.LordAbbett.com and through other means, as
www.LordAbbett.com                                        indicated on the left.

Text only versions of Fund documents can be viewed        STATEMENT OF ADDITIONAL INFORMATION ("SAI")
online or downloaded from the SEC: www.sec.gov.
                                                          Provides more details about the Fund and its policies. A current
You can also obtain copies by visiting the SEC's          SAI is on file with the Securities and Exchange Commission ("SEC")
Public Reference Room in Washington, DC (phone            and is incorporated by reference (is legally considered part of
202-942-8090) or by sending your request and a            this Prospectus). Although the SAI is not available at
duplicating fee to the SEC's Public Reference             www.LordAbbett.com, the SAI is available through other means,
Section, Washington, DC 20549-0102 or by sending          generally without charge, as indicated on the left.
your request electronically to publicinfo@sec.gov.


[LORD ABBETT(R) LOGO]


          Lord Abbett Mutual Fund shares are
                    distributed by:
              LORD ABBETT DISTRIBUTOR LLC                 Lord Abbett Series Fund, Inc.                               LASF-MCVP-1
                   90 Hudson Street                          Mid-Cap Value Portfolio                                  (5/06)
          Jersey City, New Jersey 07302-3973
                                                          SEC FILE NUMBER: 811-5876

LORD ABBETT


STATEMENT OF ADDITIONAL INFORMATION                                  MAY 1, 2006



                          LORD ABBETT SERIES FUND, INC.
                               ALL VALUE PORTFOLIO
                            AMERICA'S VALUE PORTFOLIO
                            BOND-DEBENTURE PORTFOLIO
                           GROWTH AND INCOME PORTFOLIO
                         GROWTH OPPORTUNITIES PORTFOLIO
                             INTERNATIONAL PORTFOLIO

                            LARGE-CAP CORE PORTFOLIO

                             MID-CAP VALUE PORTFOLIO


This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectuses dated May 1, 2006 for All Value Portfolio, America's Value Portfolio, Bond-Debenture Portfolio, Growth and Income Portfolio, Growth Opportunities Portfolio, International Portfolio, Large-Cap Core Portfolio and Mid-Cap Value Portfolio (each individually a "Fund", or, collectively, the "Funds").


Shareholder account inquiries should be made by directly writing to the Lord Abbett Series Fund, Inc. or by calling 800-821-5129. The Annual Reports to Shareholders contain additional performance information and are available without charge, upon request by calling 800-874-3733.

                  TABLE OF CONTENTS


                                                                            PAGE
                  1.   Fund History                                         2
                  2.   Investment Policies                                  2
                  3.   Management of the Funds                              18
                  4    Control Persons and Principal Holders of Securities  25
                  5.   Investment Advisory and Other Services               28
                  6.   Brokerage Allocations and Other Practices            34
                  7.   Classes of Shares                                    36
                  8.   Purchases, Redemptions, and Pricing                  37
                  9.   Taxation of the Funds                                38
                  10.  Underwriter                                          40
                  11.  Performance                                          40
                  12.  Financial Statements                                 41
          Appendix A.  Fund Portfolio Information Recipients                42
          Appendix B.  Proxy Voting Policies and Procedures                 48
          Appendix C.  Corporate Bond Ratings                               52

                                       1.

                                  FUND HISTORY


Lord Abbett Series Fund, Inc. (the "Company") was incorporated under Maryland law in 1989. The Company has 1,000,000,000 shares of authorized capital stock, $0.001 par value. The Company has eight funds, series, or portfolios, seven of which are described in this SAI: All Value Portfolio, America's Value Portfolio, Bond-Debenture Portfolio, Growth and Income Portfolio, Growth Opportunities Portfolio, International Portfolio, Large-Cap Core Portfolio, and Mid-Cap Value Portfolio (each individually the "Fund" or, collectively, the "Funds"). The Funds are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "Act"). All Value Portfolio, America's Value Portfolio, Bond-Debenture Portfolio, Growth Opportunities Portfolio, International Portfolio, Large-Cap Core Portfolio and Mid-Cap Value Portfolio are separate classes of the Company. Growth and Income Portfolio is a separate series of the Company with two classes of shares -- Variable Contract Class ("Class VC") and Pension Class. Each Fund's Prospectus and this SAI offer only Growth and Income Portfolio Class VC, and All Value Portfolio, America's Value Portfolio, Bond-Debenture Portfolio, Growth Opportunities Portfolio, International Portfolio, Large-Cap Core Portfolio, and Mid-Cap Value Portfolio shares, which also refer to the shares as "Class VC shares." The Board of Directors (the "Board") will allocate the authorized shares of capital stock among the Funds and classes from time to time.


                                       2.

                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS.

GROWTH AND INCOME PORTFOLIO. The Growth and Income Portfolio is subject to the following fundamental investment restrictions, which cannot be changed without the approval of a majority of the Fund's shareholders.

The Fund may not:

     (1) sell short securities or buy securities or evidences of interests therein on margin, although it may obtain short-term credit necessary for the clearance of purchases of securities;

     (2) buy or sell put or call options, although it may buy, hold or sell rights or warrants, write covered call options and enter into closing purchase transactions as discussed below;

     (3) borrow money which is in excess of one-third of the value of its total assets taken at market value (including the amount borrowed) and then only from banks as a temporary measure for extraordinary or emergency purposes (borrowings beyond 5% of such total assets may not be used for investment leverage to purchase securities but solely to meet redemption requests where the liquidation of the Fund's investment is deemed to be inconvenient or disadvantageous);

     (4) invest in securities or other assets not readily marketable at the time of purchase or subject to legal or contractual restrictions on resale except as described under "Restricted or Not Readily Marketable Securities for the Growth and Income Portfolio" below;

     (5) act as underwriter of securities issued by others, unless it is deemed to be one in selling a portfolio security requiring registration under the Securities Act of 1933, such as those described under "Restricted or Not Readily Marketable Securities for the Growth and Income Portfolio" below;

     (6) lend money or securities to any person except that it may enter into short-term repurchase agreements with sellers of securities it has purchased, and it may lend its portfolio securities to registered broker-dealers where the loan is 100% secured by cash or its equivalent as long as it complies with regulatory requirements and the Fund deems such loans not to expose the Fund to significant risk (investment in repurchase agreements exceeding seven days and in other illiquid investments is limited to a maximum of 5% of a Fund's assets);

     (7) pledge, mortgage or hypothecate its assets; however, this provision does not apply to permitted borrowing mentioned above or to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options;

     (8) buy or sell real estate including limited partnership interests therein (except securities of companies, such as real estate investment trusts, that deal in real estate or interests therein), or oil, gas or other mineral leases, commodities or commodity contracts in the ordinary course of its business, except such interests and other property acquired as a result of owning other securities, though securities will not be purchased in order to acquire any of these interests;

     (9) invest more than 5% of its gross assets, taken at market value at the time of investment, in companies (including their predecessors) with less than three years' continuous operation;

     (10) buy securities if the purchase would then cause the Fund to have more than (i) 5% of its gross assets, at market value at the time of purchase, invested in securities of any one issuer, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) 25% of its gross assets, at market value at the time of purchase, invested in securities issued or guaranteed by a foreign government, its agencies or instrumentalities;

     (11) buy voting securities if the purchase would then cause the Fund to own more than 10% of the outstanding voting stock of any one issuer;

     (12) own securities in a company when any of its officers, directors or security holders is an officer or director of the Fund or an officer, director or partner of the Investment Manager or sub-adviser, if after the purchase any of such persons owns beneficially more than 1/2 of 1% of such securities and such persons together own more than 5% of such securities;

     (13) concentrate its investments in any particular industry, but if deemed appropriate for attainment of its investment objective, up to 25% of its gross assets (at market value at the time of investment) may be invested in any one industry classification used for investment purposes;

     (14) buy securities from or sell securities to the Fund's officers, directors, or employees, or to the Investment Manager or sub-adviser or to their partners, directors and employees; or

     (15) issue senior securities to the extent such issuance would violate applicable law.

The Fund's investment objective described in the Prospectus and the Fund's investment restrictions described above can both be changed only with the approval of a majority of the outstanding shares of the affected Fund. Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the third restriction with which the Fund must comply on a continuous basis.


ALL VALUE PORTFOLIO, AMERICA'S VALUE PORTFOLIO, BOND-DEBENTURE PORTFOLIO, GROWTH OPPORTUNITIES PORTFOLIO, INTERNATIONAL PORTFOLIO, LARGE-CAP CORE PORTFOLIO AND MID-CAP VALUE PORTFOLIO.

Each Fund's investment objective in the Prospectus cannot be changed without approval of a majority of the Fund's outstanding shares. The All Value Portfolio, America's Value Portfolio, Bond-Debenture Portfolio, Growth Opportunities Portfolio, International Portfolio, Large-Cap Core Portfolio and Mid-Cap Value Portfolio are also subject to the following investment restrictions that cannot be changed for a Fund without approval of a majority of that Fund's outstanding shareholders.

Each Fund may not:

     (1) borrow money, except that (i) it may borrow from banks (as defined the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) it may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein) or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

     (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with these investment restrictions will be determined at the time of purchase or sale of the security, except in the case of the first restriction with which each Fund must comply on a continuous basis.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS.


All Value Portfolio, America's Value Portfolio, Bond-Debenture Portfolio, Growth and Income Portfolio, Growth Opportunities Portfolio, International Portfolio, Large-Cap Core Portfolio and Mid-Cap Value Portfolio.


Each Fund is subject to the following non-fundamental investment restrictions that may be changed by the Board without shareholder approval. If and to the extent that any Non-Fundamental Investment Restriction conflicts or appears to conflict with a Fundamental Investment Restriction, the Fundamental Investment Restriction shall govern.

Each Fund may not:

     (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (2) invest knowingly more than 15% of its net assets (at the time of investment), except for the Growth and Income Portfolio which shall not invest more than 5%, in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A"), determined by Lord Abbett to be liquid;

     (3) invest in the securities of other investment companies as defined in the Act, except as permitted by applicable law;


     (4) (with the exception of Large-Cap Core Portfolio) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of each Fund's total assets (included within such limitation, but not to exceed 2% of each Fund's total assets, are warrants that are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange or a major foreign exchange);

     (5) (with the exception of Large-Cap Core Portfolio) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;


     (6) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and SAI, as they may be amended from time to time; or

     (7) buy from or sell to any of the Company's officers, directors, trustees, employees, or its investment adviser or any of the adviser's officers, partners or employees, any securities other than shares of the Company.


Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.

PORTFOLIO TURNOVER RATE. For the fiscal years ended December 31, 2005, and 2004 the portfolio turnover rates were as follows:



FUND                                   2005                  2004
----                                   ----                  ----
All Value Portfolio                    34.89%                19.19%
America's Value Portfolio              31.65%                28.01%
Bond-Debenture Portfolio               47.33%                44.01%
Growth and Income Portfolio            46.71%                27.91%
Growth Opportunities Portfolio        108.55%                78.80%
International Portfolio                70.54%                68.22%
Large-Cap Core Portfolio               24.42%*                 N/A
Mid-Cap Value Portfolio                24.67%                17.61%



* For the period 4/29/05 (commencement of operations) through 12/31/05.


ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS, AND TECHNIQUES. This section provides further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks.

BORROWING MONEY. Each Fund may borrow money for certain purposes as described above under "Fundamental Investment Restrictions." If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

BRADY BONDS. International Portfolio may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructuring under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the over the counter secondary market for debt instruments. Brady Bonds do not have a long payment history and are subject to, among other things, the risk of default. In light of the history of commercial bank loan defaults by Latin American public and private entities, investment in Brady Bonds may be viewed as speculative.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock.

DEBT SECURITIES. Consistent with their respective investment objectives, each Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper and pass-through instruments. The value of debt securities may fluctuate based on changes in interest rates and the issuer's financial condition. When interest rates rise or the issuer's financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline.


DEPOSITARY RECEIPTS. Each Fund, may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks. ADRs are not considered to be foreign securities for pursposes of the Fund's limitation on investment in foreign securities.

EMERGING COUNTRIES. International Portfolio may invest up to 20% of its net assets in emerging country securities. The Fund considers emerging markets to be those markets not included in the developed markets of the S&P/Citigroup Extended Market World ex-U.S. Index. The securities markets of emerging countries tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and not to be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.


FOREIGN CURRENCY OPTIONS. International Portfolio may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities the Fund holds in its portfolio or intends to purchase. For example, if the Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

Transaction costs may be higher because the quantities of currencies underlying option contracts that the Fund may enter represent odd lots in a market dominated by transactions between banks.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

The Fund may effectively terminate its rights or obligations under options by entering into closing transactions. Closing transactions permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of the foreign currency. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

Options normally have expiration dates of up to nine months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and the Fund will realize a loss of any premium paid and any transaction costs. Although the Fund intends to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, the Fund may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that they had purchased in order to realize any profit.

FOREIGN CURRENCY TRANSACTIONS. In accordance with each Fund's investment objective and policies, each Fund may engage in spot transactions and may use forward contracts to protect against uncertainty in the level of future exchange rates.

Each Fund may enter into forward contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

Each Fund also may use forward contracts in connection with existing portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when Lord Abbett believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements may not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.

At or before the maturity date of a forward contract that requires a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.


FOREIGN SECURITIES. In accordance with its investment objective and policies, each Fund may invest in Foreign Securities. Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:


   - Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars. - Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.

   - Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

   - Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

   - There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

   - Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

   - Foreign securities may trade on days when a Fund does not sell shares. As a result, the value of a Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.

   - With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, and political or social instability or diplomatic developments that could affect investments in those countries. In addition, a Fund may invest in less developed countries, sometimes referred to as emerging markets. The risks of investing in foreign markets are generally more severe in emerging markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although each Fund has no current intention of doing so, each Fund may engage in futures and options on futures transactions in accordance with its investment objectives and policies.

Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

Each Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent a Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

   - While a Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if a Fund had not entered into any futures or related options transactions.

   - Because perfect correlation between a futures position and a portfolio position that a Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and a Fund may thus be exposed to additional risk of loss.

   - The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

   - Futures markets are highly volatile, and the use of futures may increase the volatility of a Fund's net asset value. - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to a Fund.

   - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

   - The counterparty to an OTC contract may fail to perform its obligations under the contract.

     STOCK INDEX FUTURES. Although each Fund has no current intention of doing so, each Fund may seek to reduce the volatility in its portfolio through the use of stock index futures contracts. A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. The purchaser pays no consideration at the time the contract is entered into; the purchaser only pays a good faith deposit.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in a Fund's portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolios. Thus, if a Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). Conversely, when a Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market. Stock index futures contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, each Fund has not entered into any stock index futures contracts and has no present intention to do so.

HIGH-YIELD OR LOWER-RATED DEBT SECURITIES. High-yield debt securities (also referred to as "lower-rated debt securities" or "junk bonds") are rated BB/Ba or lower and may pay a higher yield, but entail greater risks, than investment grade debt securities. When compared to investment grade debt securities, high yield debt securities:

   - have a higher risk of default and their prices can be much more volatile due to lower liquidity;

   -   tend to be less sensitive to interest rate changes; and

   - pose a greater risk that the exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of this market, especially during periods of economic recession.

Since the risk of default is higher among high-yield debt securities, Lord Abbett's research and analysis are important ingredients in the selection of such securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, a Fund seeks to reduce this risk. There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur. Each Fund does not have any minimum rating criteria applicable to the fixed income securities in which it invests.


ILLIQUID SECURITIES. All Value Portfolio, America's Value Portfolio, Bond-Debenture Portfolio, Growth Opportunities Portfolio, International Portfolio, Large-Cap Core Portfolio and Mid-Cap Value Portfolio may invest up to 15% of their net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Growth and Income Portfolio may invest up to 5% of its net assets in illiquid securities. Illiquid securities include:


   -   Domestic and foreign securities that are not readily marketable.

   - Repurchase agreements and time deposits with a notice or demand period of more than seven days.

   - Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of a Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

       RESTRICTED OR NOT READILY MARKETABLE SECURITIES. Although Growth & Income Portfolio has no current intention of investing is such securities in the foreseeable future, no more than 5% of the value of the Fund may be invested in securities with legal or contractual restrictions on resale ("restricted securities") (including securities qualifying for resale under the Rule 144A that are determined by the Board, or by Lord Abbett pursuant to the Board's delegation, to be liquid securities, restricted securities, repurchase agreements with maturities of ore than seven days and over-the-counter options), other than repurchase agreements and those restricted securities which have a liquid market among certain institutions, including the Fund, and in securities which are not readily marketable.

INVESTMENT COMPANIES. Each Fund may invest in securities of other investment companies subject to limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

Each Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. A Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of such securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poor's Depositary Receipt, commonly known as a "SPDR."

International Portfolio may invest in foreign countries through investment companies. Some emerging countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investment in the securities of such countries is permitted through investment funds that have been specifically authorized. In addition to the additional fees associated with such indirect investments, these investments are subject to the risks of investing in foreign securities.

REITs. Each Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

LISTED OPTIONS ON SECURITIES. Each Fund may purchase and write national and international securities exchange-listed put and call options on securities or securities indices in accordance with its investment objective and policies. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. Each Fund may write covered call options that are traded on a national or international securities exchange with respect to securities in their portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, a Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Fund may also enter into "closing purchase transactions" in order to terminate their obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options, except International Portfolio may not exceed 5% of its total assets. Each Fund may write covered put options to the extent that cover for such options does not exceed 15% of the Fund's net assets, except International Portfolio may not exceed 25% of its net assets. Each Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund's net assets at the time an option is written.

The purchase and writing of options is a highly specialized activity that involves special investment risks. Each Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). If Lord Abbett is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and a Fund's portfolio securities, the Fund may incur losses. The use of options can also increase a Fund's transaction costs.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. In accordance with their investment objective and policies, America's Value Portfolio and Bond Debenture Portfolio may invest in mortgage-related securities and other asset-backed securities in connection with public or private offerings, or secondary market transactions. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

     MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.

     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION. The principal governmental guarantor of mortgage-related securities is the "GNMA." GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (I.E., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Both are government-sponsored corporations owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Funds' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to Fund industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     COLLATERALIZED MORTGAGE OBLIGATIONS AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are issued in multiple classes, each bearing a different stated maturity. Payments of principal normally are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

     COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage-backed securities.

     MORTGAGE DOLLAR ROLLS. The Funds may enter into mortgage dollar rolls in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls depend upon the Funds' ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and another involving a sale. As a result, the use of mortgage dollar rolls significantly increases the Funds' portfolio turnover.

     STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may cause the Funds to lose money. The value of a PO class generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon bearing bonds of the same maturity.

     OTHER ASSET-BACKED SECURITIES. The Funds may invest in asset-backed securities (unrelated to mortgage loans). Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. In addition to prepayment risks, these securities present credit risks that are not inherent in mortgage-related securities.

OVER-THE-COUNTER OPTIONS. International Portfolio may enter into over-the-counter options contracts ("OTC options"). OTC options differ from exchange-traded options in several respects. OTC options are transacted directly with dealers and not with a clearing corporation and there is a risk of nonperformance by the dealer as a result of the insolvency of the dealer or otherwise, in which event, the Fund may experience material losses. However, in writing OTC options, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Since there is no exchange, pricing normally is done by reference to information from market makers, which information is carefully monitored by Lord Abbett and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any given time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, generally it can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with whom the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Fund and Lord Abbett believe that such dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions if necessary. The Fund currently will not engage in OTC options transactions if the amount invested by the Fund in OTC options plus a "liquidity charge" related to OTC options written by the Fund, plus the amount invested by the Fund in illiquid securities, would exceed 10% of the Fund's net assets. The "liquidity charge" referred to above is computed as described below.

The Fund anticipates entering into agreements with dealers to which the Fund sells OTC options. Under these agreements the Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Fund to repurchase a specific OTC option written by the Fund, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

PREFERRED STOCK, WARRANTS AND RIGHTS. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer's common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of the money invested.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. Each Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises ("U.S. Government Securities") having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit a Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Funds may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. Each Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund generally receives cash equal to 100% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Each Fund will attempt to minimize this risk by managing its duration. Each Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.


SECURITIES LENDING. Although the Funds have no current intention of doing so, each Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of a Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by U.S. Government Securities or other permissible means at least equal to 102% of the market value of the domestic securities loaned and 105% in the case of foreign securities loaned. A Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of a Fund.


By lending portfolio securities, each Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering a Fund's securities if the borrower defaults.

SHORT SALES. Each Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

STRUCTURED SECURITIES. America's Value Portfolio, Bond-Debenture Portfolio, and International Portfolio may invest up to 5% of their net assets in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of specific underlying securities, currencies, interest rates, commodities, indices, credit default swaps, or other financial indicators (the "Reference"), or to relative changes in two or more References. The interest rate or principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference or certain specified events. Structured securities may be positively or negatively indexed with the result that the appreciation of the Reference may produce an increase or decrease in the interest rate or the value of the security at maturity. A Fund typically may use these securities as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Structured securities may present additional risks that are different from those associated with a direct investment in fixed-income or equity securities; they may be more volatile, less liquid and more difficult to price accurately and subject to additional credit risks. Changes in the value of structured securities may not correlate perfectly with the underlying asset, rate or index. A Fund that invests in structured securities could lose more than the principal amount invested.


SWAP AND SIMILAR TRANSACTIONS. America's Value Portfolio and Bond-Debenture Portfolio may enter into swap transactions for hedging or for investment purposes. A swap transaction involves an agreement between two parties to exchange different types of cash flows based on a specified or "notional" amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities or indices. The Funds may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

In a credit swap, a Fund may agree to make one or more premium payments in exchange for the agreement of its counterparty to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or other "credit event" relating to the issuers of the debt. In such transactions, the Fund effectively acquires protection from decreases in the creditworthiness of the debt issuers. Alternatively, a Fund may agree to provide such credit protection in exchange for receiving the premium payments.

Because these arrangements are bi-lateral agreements between a Fund and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Funds. However, a Fund's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Fund is required to pay exceed the value of the payments that its counterparty is required to make. The Funds segregate liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Funds require their counterparties to provide collateral on a comparable basis except in those instances in which Lord Abbett is satisfied with the claims paying ability of the counterparty without such collateral.

It is not currently expected that these transactions will be a principal strategy of the Funds.


TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectuses, each Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed income securities to take a defensive position. These securities include:

   - Obligations of the U.S. Government and its agencies and instrumentalities. Such obligations include Treasury bills, notes, bonds, and certificates of indebtedness, which are issued or guaranteed as to principal or interest by the U. S. Treasury or U.S. Government sponsored enterprises.

   - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

   - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

   - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

   -   Repurchase agreements.

   -   Comparable foreign income securities.

WHEN-ISSUED OR FORWARD TRANSACTIONS. Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at a Fund's custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date that could result in depreciation of the value of fixed-income when-issued securities. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

POLICIES AND PROCEDURES GOVERNING DISCLOSURE OF PORTFOLIO HOLDINGS. The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis. Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand. Except as noted in the three instances below, the Funds do not provide portfolio holdings to any third party until they are made available to the general public on Lord Abbett's website at www.LordAbbett.com or otherwise. The exceptions are as follows:

     1. The Funds may provide their portfolio holdings to (a) third parties that render services to the Funds relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent public accounting firms, counsel, etc.), as appropriate to the service being provided to the Funds, on a daily, monthly, calendar quarterly or annual basis within 15 days following the end of the period, and (b) third party consultants on a monthly or calendar quarterly basis within 15 days following period-end for the sole purpose of performing their own analyses with respect to the Funds. The Funds may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Funds;

     2. The Funds may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, and/or portfolio performance attribution information as of the month-end within 15 days thereafter to certain Financial Intermediaries; and

     3. The Funds may provide their portfolio holdings or related information in response to governmental requests or subpoenas or in similar circumstances.


Before providing schedules of their portfolio holdings to a third party in advance of making them available to the general public, the Funds obtain assurances through contractual obligations, certifications or other appropriate means such as due diligence sessions and other meetings to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings, and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Funds related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Funds and/or their investment strategies, or for similar purposes. The sole exception relates to the agreement with SG Constellation, LLC, the provider of financing for the distribution of the Funds' Class B shares, which authorized to engage in certain hedging transactions (including the purchase and/or sale of exchange-traded-Funds but not including any other Fund holding-specific investment transactions) as a way of managing its business exposure to the value of the Funds' portfolios securities. In addition and also in the case of other portfolio related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. An executive officer of each Fund approves these arrangements subject to the Board's review and oversight, and Lord Abbett provides reports at least semiannually to the Board concerning them. The Board also reviews the Funds' policies and procedures governing these arrangements on an annual basis. These policies and procedures may be modified at any time with the approval of the Board.


Neither the Funds, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Funds related to the Funds' portfolio holdings. For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Funds. Neither the Funds, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio related information under which the third party would maintain assets in the Funds or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons.

Lord Abbett's Compliance Department periodically reviews and evaluates Lord Abbett's adherence to the above policies and procedures, including the existence of any conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand. The Compliance Department reports to the Board at least annually regarding its assessment of compliance with these policies and procedures.

FUND PORTFOLIO INFORMATION RECIPIENTS. Attached as Appendix A is a list of the third parties that may receive portfolio holdings information under the circumstances described above.

                                       3.

                             MANAGEMENT OF THE FUNDS


The Board is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. As discussed in the Funds' Annual Report to Shareholders, the Board also approves an investment adviser to each Fund, continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.


Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is each Fund's investment adviser.

INTERESTED DIRECTOR


The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.



                                       CURRENT POSITION
NAME, ADDRESS AND                      LENGTH OF SERVICE    PRINCIPAL OCCUPATION                   OTHER
YEAR OF BIRTH                          WITH COMPANY         DURING PAST FIVE YEARS                 DIRECTORSHIPS
-------------                          ------------         ----------------------                 -------------
ROBERT S. DOW                          Director since        Managing Partner and Chief            N/A
Lord, Abbett & Co. LLC                 1995; Chairman        Executive Officer of Lord Abbett
90 Hudson Street                       since 1996            since 1996.
Jersey City, NJ 07302
(1945)

INDEPENDENT DIRECTORS


The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.



                          CURRENT POSITION
NAME, ADDRESS AND         LENGTH OF SERVICE     PRINCIPAL OCCUPATION
YEAR OF BIRTH             WITH COMPANY          DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-------------                                   ----------------------                -------------------
E. THAYER BIGELOW         Director since 1994   Managing General Partner, Bigelow     Currently serves as
Lord, Abbett & Co. LLC                          Media, LLC (since 2000); Senior       director of Adelphia
c/o Legal Dept.                                 Adviser, Time Warner Inc. (1998 -     Communications, Inc.,
90 Hudson Street                                2000); Acting Chief Executive         Crane Co., and Huttig
Jersey City, NJ 07302                           Officer of Courtroom Television       Building Products Inc.
(1941)                                          Network  (1997 - 1998); President
                                                and Chief Executive Officer of Time
                                                Warner Cable Programming, Inc.
                                                (1991 - 1997).

WILLIAM H.T. BUSH         Director since 1998   Co-founder and Chairman of the        Currently serves as
Lord, Abbett & Co. LLC                          Board of the financial advisory       director of WellPoint
c/o Legal Dept.                                 firm of Bush-O'Donnell & Company      Inc. (since 2002), and
90 Hudson Street                                (since 1986).                         Engineered Support
Jersey City, NJ 07302                                                                 Systems, Inc. (since
(1938)                                                                                2000).

ROBERT B. CALHOUN, JR.    Director since 1998   Managing Director of Monitor          Currently serves as
Lord, Abbett & Co. LLC                          Clipper Partners (since 1997) and     director of Avondale,
c/o Legal Dept.                                 President of Clipper Asset            Inc. and Interstate
90 Hudson Street                                Management Corp. (since 1991), both   Bakeries Corp.
Jersey City, NJ 07302                           private equity investment funds.
(1942)

JULIE A. HILL             Director since 2004   Owner and CEO of the Hillsdale        Currently serves as
Lord, Abbett & Co. LLC                          Companies, a business consulting      director of WellPoint
c/o Legal Dept.                                 firm (since 1998); Founder,           Inc.; Resources
90 Hudson Street                                President and Owner of the            Connection Inc.; and
Jersey City, NJ 07302                           Hiram-Hill and Hillsdale              Holcim (US) Inc. (a
(1946)                                          Development Companies  (1998 -        subsidiary of Holcim
                                                2000).                                Ltd.)

FRANKLIN W. HOBBS         Director since 2001   Former Chief Executive Officer of     Currently serves as
Lord, Abbett & Co. LLC                          Houlihan Lokey Howard & Zukin, an     director of Adolph Coors
c/o Legal Dept.                                 investment bank (January 2002 -       Company.
90 Hudson Street                                April 2003); Chairman of Warburg
Jersey City, NJ 07302                           Dillon Read (1999 - 2001); Global
(1947)                                          Head of Corporate Finance of SBC
                                                Warburg Dillon Read (1997 - 1999);
                                                Chief Executive Officer of Dillon,
                                                Read & Co. (1994 - 1997).

                          CURRENT POSITION
NAME, ADDRESS AND         LENGTH OF SERVICE     PRINCIPAL OCCUPATION
YEAR OF BIRTH             WITH COMPANY          DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-------------             ------------          ----------------------                -------------------
THOMAS J. NEFF            Director since 1989   Chairman of Spencer Stuart (U.S.),    Currently serves as
Lord, Abbett & Co. LLC                          an executive search consulting firm   director of Ace, Ltd.
c/o Legal Dept.                                 (since 1996); President of Spencer    (since 1997) and Hewitt
90 Hudson Street                                Stuart (1979-1996).                   Associates, Inc.
Jersey City, NJ 07302
(1937)

JAMES L.L. TULLIS         Director since 2006   CEO of Tullis-Dickerson and Co.       Currently serves as
Lord, Abbett & Co. LLC                          Inc, a venture capital management     Director of Crane Co.
c/o Legal Dept.                                 Firm (since 1990).                    (since 1998), and
90 Hudson Street                                                                      Viacell Inc. (since
Jersey City, NJ 07302                                                                 2002).
(1947)


OFFICERS

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.


NAME AND                      CURRENT POSITION   LENGTH OF SERVICE     PRINCIPAL OCCUPATION
YEAR OF BIRTH                 WITH COMPANY       OF CURRENT POSITION   DURING PAST FIVE YEARS
-------------                 ------------       -------------------   ----------------------
ROBERT S. DOW                 Chief Executive      Elected in 1995     Managing Partner and Chief Executive Officer
(1945)                        Officer and                              of Lord Abbett (since 1996).
                              President

SHOLOM DINSKY                 Executive Vice       Elected in 2003     Partner and Large Cap Value Investment
 (1944)                       President                                Manager, joined Lord Abbett in 2000.

KEVIN P. FERGUSON             Executive Vice       Elected in 2003     Partner and Mid Cap Growth Investment
(1964)                        President                                Manager, joined Lord Abbett in 1999.

ROBERT P. FETCH               Executive Vice       Elected in 2003     Partner and Small-Cap Value Senior
(1953)                        President                                Investment Manager, joined Lord Abbett in
                                                                       1995.

DANIEL H. FRASCARELLI         Executive Vice       Elected in 2003     Partner and Investment Manager, joined Lord
 (1954)                       President                                Abbett in 1990.

KENNETH G. FULLER             Executive Vice       Elected in 2003     Investment Manager - Large Cap Value, joined
(1945)                        President                                Lord Abbett in 2002; formerly Portfolio
                                                                       Manager and Senior Vice President at Pioneer
                                                                       Investment Management, Inc.

HOWARD E. HANSEN              Executive Vice       Elected in 1999     Partner and Investment Manager, joined Lord
 (1961)                       President                                Abbett in 1995.

NAME AND                      CURRENT POSITION   LENGTH OF SERVICE     PRINCIPAL OCCUPATION
YEAR OF BIRTH                 WITH COMPANY       OF CURRENT POSITION   DURING PAST FIVE YEARS
-------------                 ------------       -------------------   ----------------------
TODD D. JACOBSON              Executive Vice       Elected in 2005     Investment Manager, International Core
(1966)                        President                                Equity, joined Lord Abbett in 2003; formerly
                                                                       Director and Portfolio Manager at Warburg
                                                                       Pincus Asset Management and Credit Suisse Asset
                                                                       Management (2002 - 2003); prior thereto
                                                                       Associate Portfolio Manager of Credit Suisse
                                                                       Asset Management.

ELI M. SALZMANN               Executive Vice       Elected in 1999     Partner and Director of Institutional Equity
(1964)                        President                                Investments, joined Lord Abbett in 1997.

CHRISTOPHER J. TOWLE          Executive Vice       Elected in 1999     Partner and Investment Manager, joined Lord
(1957)                        President                                Abbett in 1987.

EDWARD K. VON DER LINDE       Executive Vice       Elected in 1999     Partner and Investment Manager, joined Lord
(1960)                        President                                Abbett in 1988.

EILEEN K. BANKO               Vice President       Elected in 1999     Equity Analyst, joined Lord Abbett in 1990.
(1967)

JAMES BERNAICHE               Chief Compliance     Elected in 2004     Chief Compliance Officer, joined Lord Abbett
(1956)                        Officer                                  in 2001; formerly Chief Compliance Officer
                                                                       with Credit Suisse Asset Management.

JOAN A. BINSTOCK              Chief Financial      Elected in 1999     Partner and Chief Operations Officer, joined
(1954)                        Officer and Vice                         Lord Abbett in 1999.
                              President

DAVID G. BUILDER              Vice President       Elected in 1999     Equity Analyst, joined Lord Abbett in 1998.
(1954)

JOHN K. FORST                 Vice President and   Elected in 2005     Deputy General Counsel, joined Lord Abbett
(1960)                        Assistant Secretary                      in 2004; prior thereto Managing Director and
                                                                       Associate General Counsel at New York Life
                                                                       Investment Management LLC (2002-2003); formerly
                                                                       Attorney at Dechert LLP (2000-2002).

MICHAEL S. GOLDSTEIN          Vice President       Elected in 1999     Partner and Fixed Income Investment Manager,
 (1968)                                                                joined Lord Abbett in 1997.

GERARD S. E. HEFFERNAN, JR.   Vice President       Elected in 2003     Partner and Research Analyst, joined Lord
(1963)                                                                 Abbett in 1998.

ELLEN G. ITSKOVITZ            Vice President       Elected in 2001     Partner and Senior Research Analyst, joined
(1957)                                                                 Lord Abbett in 1998.

LAWRENCE H. KAPLAN            Vice President and   Elected in 1997     Partner and General Counsel, joined Lord
 (1957)                       Secretary                                Abbett in 1997.

MAREN LINDSTROM               Vice President       Elected in 2001     Partner and Fixed Income Investment Manager,
(1962)                                                                 joined Lord Abbett in 2000.

NAME AND                      CURRENT POSITION   LENGTH OF SERVICE     PRINCIPAL OCCUPATION
YEAR OF BIRTH                 WITH COMPANY       OF CURRENT POSITION   DURING PAST FIVE YEARS
-------------                 ------------       -------------------   ----------------------
ROBERT G. MORRIS              Vice President       Elected in 1995     Partner and Chief Investment Officer, joined
(1944)                                                                 Lord Abbett in 1991.

A. EDWARD OBERHAUS, III       Vice President       Elected in 1998     Partner and Manager of Equity Trading,
(12/21/1959)                                                           joined Lord Abbett in 1983.

HAROLD E. SHARON              Vice President       Elected in 2005     Investment Manager and Director,
(1960)                                                                 International Core Equity, joined Lord
                                                                       Abbett in 2003; formerly Financial Industry
                                                                       Consultant for venture capitalist (2001 - 2003);
                                                                       prior thereto Managing Director of Warburg Pincus
                                                                       Asset Management and Credit Suisse Asset
                                                                       Management.

CHRISTINA T. SIMMONS (1957)   Vice President and   Elected in 2001     Assistant General Counsel, joined Lord
                              Assistant Secretary                      Abbett in 1999.

PAUL J. VOLOVICH              Vice President       Elected in 2005     Investment Manager-Large Cap Core Fund,
(1973)                                                                 joined Lord Abbett in 1997.

BERNARD J. GRZELAK            Treasurer            Elected in 2003     Director of Fund Administration, joined Lord
(1971)                                                                 Abbett in 2003; formerly Vice President,
                                                                       Lazard Asset Management LLC (2000-2003); prior
                                                                       thereto Manager of Deloitte & Touche LLP.


COMMITTEES

The standing committees of the Board are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.


The Audit Committee is composed wholly of Directors who are not "interested persons" of the Funds. The members of the Audit Committee are Messrs. Bigelow, Calhoun, and Hobbs and Ms. Hill. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of the Fund's financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Fund's independent registered public accounting firm and considering violations of the Fund's Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met three times.

The Proxy Committee is composed of at least two Directors who are not "interested persons" of the Funds, and also may include one or more Directors who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Directors: Messrs., Bush, Neff and Tullis. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met five times.


The Nominating and Governance Committee is composed of all the Directors who are not "interested persons" of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Directors and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met five times. The Nominating and Governance Committee has adopted policies with respect to its consideration of any individual recommended by the Fund's shareholders to serve as an independent Director. A shareholder who would like to recommend a candidate may write to the Fund.

The Contracts Committee consists of all Directors who are not "interested persons" of the Funds. The Contracts Committee conducts much of the factual inquiry undertaken by the Directors in connection with the Board's annual consideration of whether to renew the management and other contracts with Lord Abbett and Lord Abbett Distributor. The Contracts Committee held one formal meeting during the last fiscal year; in addition, members of the Committee conducted inquiries into the portfolio management approach and results of Lord Abbett, and reported the results of those inquiries to the Nominating and Governance Committee.


COMPENSATION DISCLOSURE

The following table summarizes the compensation for each of the directors/trustees of the Company and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Company for outside Directors. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett, and no officer of the funds, received any compensation from the funds for acting as a director/trustee or officer.


(1)                           (2)                           (3)
                              FOR FISCAL YEAR ENDED         FOR YEAR ENDED DECEMBER 31, 2005
                              DECEMBER 31, 2005             TOTAL COMPENSATION PAID BY THE
                              AGGREGATE COMPENSATION        COMPANY AND THIRTEEN OTHER
NAME OF DIRECTOR              ACCRUED BY THE COMPANY(1)     LORD ABBETT-SPONSORED FUNDS(2)
----------------              -------------------------     ------------------------------
E. Thayer Bigelow             $ 6,711                       $ 154,750
William H. T. Bush            $ 6,942                       $ 157,750
Robert B. Calhoun, Jr.        $ 8,555                       $ 179,750
Julie A. Hill                 $ 7,054                       $ 157,750
Franklin W. Hobbs             $ 7,495                       $ 157,750
C. Alan MacDonald             $ 7,266                       $ 166,125
Thomas J. Neff                $ 7,139                       $ 150,750



   (1) Outside Directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Funds to its outside Directors may be deferred at the option of a Director under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the Funds for later distribution to the Directors. In addition, $25,000 of each Director's retainer must be deferred and is deemed invested in shares of the Company and other Lord Abbett-sponsored funds under the equity-based plan. Of, the amounts shown in the second column, the total deferred amounts for the Directors are $ 1,204, $1,843, $8,555, $3,546, $7,495, $1,204 and
       $7,139, respectively.

   (2) The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2005, including fees directors/trustees have chosen to defer.

The following chart provides certain information on the dollar range of equity securities beneficially owned by each Director in the Funds and other Lord Abbett-sponsored funds as of December 31, 2005. The amounts shown include deferred compensation to the Directors that may be deemed indirectly invested in fund shares. The amounts ultimately received by the Directors under the deferred compensation plan will be directly linked to the investment performance of the funds.

                                             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS
                                             ----------------------------------------------
                                ALL VALUE      AMERICA'S VALUE     BOND-DEBENTURE      GROWTH AND INCOME
NAME OF DIRECTOR                PORTFOLIO         PORTFOLIO          PORTFOLIO             PORTFOLIO
----------------                ---------         ---------          ---------             ---------
Robert S. Dow                     None              None                None                  None
E. Thayer Bigelow             $1 - $10,000      $1 - $10,000        $1 - $10,000       $10,001 - $50,000
William H. T. Bush            $1 - $10,000      $1 - $10,000        $1 - $10,000          $1 - $10,000
Robert B. Calhoun, Jr.        $1 - $10,000      $1 - $10,000        $1 - $10,000       $10,001 - $50,000
Julie A. Hill                 $1 - $10,000      $1 - $10,000        $1 - $10,000          $1 - $10,000
Franklin W. Hobbs             $1 - $10,000      $1 - $10,000        $1 - $10,000          $1 - $10,000
C. Alan MacDonald*            $1 - $10,000      $1 - $10,000        $1 - $10,000       $10,001 - $50,000
Thomas J. Neff                $1 - $10,000      $1 - $10,000        $1 - $10,000       $10,001 - $50,000



                                             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS
                                             ----------------------------------------------
                             GROWTH OPPORTUNITIES   INTERNATIONAL     LARGE-CAP CORE   MID-CAP VALUE
NAME OF DIRECTOR                   PORTFOLIO          PORTFOLIO         PORTFOLIO        PORTFOLIO
----------------                   ---------          ---------         ---------        ---------
Robert S. Dow                        None               None              None             None
E. Thayer Bigelow                $1 - $10,000       $1 - $10,000      $1 - $10,000     $1 - $10,000
William H. T. Bush               $1 - $10,000       $1 - $10,000      $1 - $10,000     $1 - $10,000
Robert B. Calhoun, Jr.           $1 - $10,000       $1 - $10,000      $1 - $10,000     $1 - $10,000
Julie A. Hill                    $1 - $10,000       $1 - $10,000      $1 - $10,000     $1 - $10,000
Franklin W. Hobbs                $1 - $10,000       $1 - $10,000      $1 - $10,000     $1 - $10,000
C. Alan MacDonald*               $1 - $10,000       $1 - $10,000      $1 - $10,000     $1 - $10,000
Thomas J. Neff                   $1 - $10,000       $1 - $10,000      $1 - $10,000     $1 - $10,000



NAME OF DIRECTOR          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN LORD ABBETT-SPONSORED FUNDS
                          --------------------------------------------------------------------------
Robert S. Dow                                           Over $100,000
E. Thayer Bigelow                                       Over $100,000
William H. T. Bush                                      Over $100,000
Robert B. Calhoun, Jr.                                  Over $100,000
Julie A. Hill                                           Over $100,000
Franklin W. Hobbs                                       Over $100,000
C. Alan MacDonald*                                      Over $100,000
Thomas J. Neff                                          Over $100,000



*Mr. MacDonald retired on 3/31/06.


CODE OF ETHICS

The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Company's Code of Ethics, which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

PROXY VOTING

The Funds have delegated proxy voting responsibilities to the Funds' investment adviser, Lord Abbett, subject to the Proxy Committee's general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett's proxy voting policies and procedures is attached as Appendix B.


In addition, the Funds are required to file Form N-PX, with its complete proxy voting record for the twelve months ending June 30th, no later than August 31st of each year. The Funds' Form N-PX filing is available on the SEC's website at www.sec.gov. The Funds also have made this information available, without charge, on Lord Abbett's website at www.LordAbbett.com.


                                       4.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of March 16, 2006, our officers and Directors, as a group, owned less than 1% of the outstanding shares of each Fund. As of March 16, 2006, the following were record holders of 5% or more of ALL VALUE PORTFOLIO'S outstanding shares:



         AllState Life Insurance Company                      24.77%
         3100 Sanders Rd Ste K4A
         Northbrook, IL 60062

         Hartford Life Insurance Co.                           5.86%
         Attn: UIT Operations
         PO Box 2999
         Hartford, CT 06104

         Sun Life Financial VA                                22.87%
         PO Box 9134
         Wellesley Hills, MA 02481

         Hartford Life & Annuity                              40.57%
         Attn: UIT Operations
         PO Box 2999
         Hartford, CT 06104



As of March 16, 2006, the following were record holders of 5% or more of the AMERICA'S VALUE PORTFOLIO'S outstanding shares:



         Protective Life Ins. Co.                              5.23%
         PO Box 2606
         Birmingham, AL 35202

         Protective Life Ins. Co.                             68.84%
         PO Box 2606
         Birmingham, AL 35202

         Hartford Life & Annuity                              17.02%
         Attn: UIT Operations
         PO Box 2999
         Hartford, CT 06104

As of March 16, 2006, the following were record holders of 5% or more of BOND-DEBENTURE PORTFOLIO'S outstanding shares:



         AllState Life Insurance Company                       9.47%
         3100 Sanders Rd Ste K4A
         Northbrook, IL 60062

         Protective Life Insurance Company                    54.28%
         PO Box 2606
         Birmingham, AL 35202

         MONY Life Insurance Co. of America                    7.23%
         1290 Avenue of the Americas Ste 501
         New York, NY 10104

         Hartford Life & Annuity                               6.83%
         Attn: UIT Operations
         PO Box 2999
         Hartford, CT 06104

         Phoenix Home Life Insurance Co.                       6.95%
         10 Krey Blvd.
         Rensselaer, NY 12144



As of March 16, 2006, the following were record holders of 5% or more of GROWTH AND INCOME PORTFOLIO'S outstanding shares:



         Sun Life Financial VA                                11.49%
         PO Box 9134
         Wellesley Hills, MA 02481

         ING Life Insurance & Annuity Co.                     14.03%
         151 Farmington Ave.
         Hartford, CT 06156

         Sun Life of Canada (US)                              10.70%
         PO Box 9133
         Wellesley Hills, MA 02481

         AIG Sunamerica Life Assurance Co.                    21.70%
         PO Box 54299
         Los Angeles, CA 90054

         Protective Life Insurance Co.                        11.40%
         PO Box 10648
         Birmingham, AL  35202

         Phoenix Home Life Insurance Co.                       6.19%
         10 Krey Blvd.
         Rensselaer, NY 12144



As of March 16, 2006, the following were record holders of 5% or more of GROWTH OPPORTUNITIES PORTFOLIO'S outstanding shares:



         AllState Life Insurance Company                       9.90%
         3100 Sanders Rd Ste K4A
         Northbrook, IL 60062

         Protective Life Insurance Co.                        19.87%
         PO Box 2606
         Birmingham, AL 35202

         Sun Life Financial                                   58.69%
         PO Box 9134
         Wellesley Hills, MA 02481



As of March 16, 2006, the following were record holders of 5% or more of the INTERNATIONAL PORTFOLIO'S outstanding shares:



         Sun Life Assurance Company                           44.59%
         of Canada (US)
         PO Box 9133
         Wellesley Hills, MA 02481

         Midland National Life Insurance Co.                  35.73%
         1 Midland Plaza
         Sioux Falls, SD 57193

         Midland National Life Insurance Co.                   6.57%
         1 Midland Plaza
         Sioux Falls, SD 57193

         Midland National Life Insurance Co.                   8.31%
         Annuity Division
         PO Box 79907
         Des Moines, IA 50325



As of March 16, 2006, the following were record holders of 5% or more of the LARGE-CAP CORE PORTFOLIO'S outstanding shares:



         Hartford Life & Annuity                              19.82%
         Attn: UIT Operations
         PO Box 2999
         Hartford, CT 06104

         Hartford Life & Annuity                              76.83%
         Attn: UIT Operations
         PO Box 2999
         Hartford, CT 06104



As of March 16, 2006, the following were record holders of 5% or more of MID-CAP VALUE PORTFOLIO'S outstanding shares:



         The Travelers Life & Annuity Company                  6.41%
         PO Box 990027
         Hartford, CT 06199

         The Travelers Life & Annuity Company                  5.68%
         PO Box 990027
         Hartford, CT 06199

         ING Life Insurance & Annuity Co.                     23.28%
         151 Farmington Ave.
         Hartford, CT 06156

         Sun Life Assurance Company of Canada (US)             8.87%
         PO Box 9133
         Wellesly Hills, MA 02481

         AIG Sunamerica Life Assurance Co.                    20.74%
         PO Box 54299
         Los Angeles, CA 90054

         Protective Life Insurance Co.                        11.61%
         PO Box 2606
         Birmingham, AL 35202



Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders. As of March 16, 2006, to the best of our knowledge, the following record holders held 25% or more the Funds' outstanding shares:



Edward Jones & Co.                    Growth Opportunities Fund    42.26%
201 Progress Pkwy
Maryland Hts, Mo. 63043-3009

Sun Life Assurance Company            International Portfolio      44.59%
of Canada (US)                        Growth Opportunities Fund    58.69%
PO Box 9134
Wellesly Hills, MA 02481

Hartford Life & Annuity               All Value Portfolio          40.57%
PO Box 2999                           Large-Cap Core Portfolio     76.82%
Hartford, CT 06104

Protective Life Insurance Co.         Bond-Debenture Portfolio     54.28%
PO Box 2606                           America's Value Portfolio    68.84%
Birmingham, AL 35202

Midland National Life Insurance Co.   International Portfolio      35.73%
1 Midland Plaza
Sioux Falls, SD 57193


                                       5.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER


As described under "Management" in the Prospectuses, Lord Abbett is each Fund's investment adviser. The following partners of Lord Abbett, are also officers of the Company: Joan A. Binstock, Sholom Dinsky, Robert P. Fetch, Kevin P. Ferguson, Daniel H. Frascarelli, Michael S. Goldstein, Howard E. Hansen, Gerard S.E. Heffernan, Ellen G. Itskovitz, Lawrence H. Kaplan, Robert G. Morris, A. Edward Oberhaus, III, Eli M. Salzmann, Christopher J. Towle, and Edward K. von der Linde. Robert S. Dow is the managing partner of Lord Abbett and an officer and Director of the Company. The other partners of Lord Abbett are: Michael Brooks, Zane E. Brown, Patrick Browne, John J. DiChiaro, Lesley-Jane Dixon, Milton Ezrati, Daria L. Foster, Robert I. Gerber, Michael A. Grant, Charles Hofer, W. Thomas Hudson, Jr., Cinda Hughes, Gerald Lanzotti, Richard Larsen, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert J. Noelke, F. Thomas O'Halloran, R. Mark Pennington, Walter Prahl, Michael Radziemski, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Jarrod Sohosky, Diane Tornejal, and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Company, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each Fund.

   -  LARGE-CAP CORE PORTFOLIO
             .70 of 1% on the first $1 billion of average daily net assets; .65 of 1% of the next $1 billion;
             .60 of 1% over $2 billion.

   -  GROWTH OPPORTUNITIES PORTFOLIO
             .80 of 1% on the first $1 billion of average daily net assets,

             .75 of 1% of the next $1 billion,
             .70 of 1% of the next $1 billion, and
             .65 of 1% of assets over $3 billion.


Effective January 1, 2006, Lord Abbett's contractual management fee for All Value Portfolio, America's Value Portfolio, Bond-Debenture Portfolio, Growth and Income Portfolio, International Portfolio, and Mid-Cap Value Portfolio are as follows:

   -  ALL VALUE PORTFOLIO
             .75 of 1% on the first $1 billion of average daily net assets; .70 of 1% on the next $1 billion;
             .65 of 1 % over $2 billion.

   -  AMERICA'S VALUE PORTFOLIO

             .75 of 1% on the first $1 billion of average daily net assets; .70 of 1% on the next $1 billion;
             .65 of 1 % over $2 billion.

   -  BOND-DEBENTURE PORTFOLIO

             .50 of 1% on the first $1 billion of average daily net assets; .45 of 1% over $1 billion

   -  GROWTH AND INCOME PORTFOLIO

             .50 of 1% on the first $1 billion of average daily net assets; .45 of 1% over $1 billion

   -  INTERNATIONAL PORTFOLIO

             .75 of 1% on the first $1 billion of average daily net assets; .70 of 1% on the next $1 billion;
             .65 of 1 % over $2 billion.

   -  MID-CAP VALUE PORTFOLIO

             .75 of 1% on the first $1 billion of average daily net assets; .70 of 1% on the next $1 billion;
             .65 of 1 % over $2 billion.

Prior to January 1, 2006, All Value Portfolio, America's Value Portfolio, Bond-Debenture Portfolio, Growth and Income Portfolio and Mid-Cap Value Portfolio paid a flat fee of .75%. International Opportunities paid a flat fee of 1.00%.

The Fund paid the following in Management Fees for the period ended December 31, 2005, 2004 and 2003:



     FUND                             2005              2004               2003
     All Value Portfolio              $   126,357       $    17,276        $     1,124*
     America's Value Portfolio        $   323,023       $    96,421        $    11,783*
     Bond-Debenture Portfolio         $   874,835       $   577,380        $   291,314
     Growth and Income Portfolio      $ 6,849,665       $ 4,397,865        $ 2,016,500
     Growth Opportunities Portfolio   $   292,365       $    89,135        $     5,512*
     International Portfolio          $    91,188       $    49,935        $    23,684
     Large-Cap Core Portfolio         $    10,956+              N/A                N/A
     Mid-Cap Value Portfolio          $ 7,654,849       $ 4,166,823        $ 1,727,937



        * For the period 4/30/03 (commencement of operations) through 12/31/03. + For the period 4/29/05 (commencement of operations) through 12/31/05.


Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, outside directors'/trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.


For the fiscal year ending December 31, 2005, Lord Abbett has contractually agreed to reimburse a portion of the expenses of All Value Portfolio, America's Value Portfolio and Growth Opportunities Portfolio to the extent necessary to maintain each Fund's "Other Expenses" (as indicated in the fee table in each Fund's prospectus) at an aggregate rate of 0.40 of 1% of its average daily net assets.


INVESTMENT MANAGERS

As stated in the Prospectus, Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of each Fund.

Robert P. Fetch and Howard E. Hansen head the All Value Portfolio team and are primarily and jointly responsible for the day-to-day management of the Portfolio.

Edward K. von der Linde and Christopher Towle head the America's Value Portfolio team and are primarily and jointly responsible for the day-to-day management of the Portfolio.


Christopher J. Towle heads the Bond-Debenture Portfolio team and is primarily responsible for the day-to-day management of the Portfolio.

Eli M. Salzmann and Sholom Dinsky head the Growth and Income Portfolio team and the other senior member is Kenneth G. Fuller. Messrs Salzmann and Dinsky are primarily and jointly responsible for the day-to-day management of the Portfolio.

Kevin P. Ferguson heads the Growth Opportunities Portfolio team and is primarily responsible for the day-to-day management of the Portfolio.

Todd D. Jacobson heads the International Portfolio team and is primarily responsible for the day-to-day management of the Portfolio.

Daniel H. Frascarelli heads the Large-Cap Core Portfolio team and the other senior member is Paul J. Volovich. Messrs. Frascarelli and Volovich are primarily and jointly responsible for day-to-day management of the Portfolio.

Edward K. von der Linde and Howard E. Hansen head the Mid-Cap Value Portfolio team and the other senior members are Eileen K. Banko and David G. Builder. Messrs. von der Linde and Hansen are primarily and jointly responsible for the day-to-day management of the Portfolio.

The following table indicates for the Portfolios as of December 31, 2005: (1) the number of other accounts managed by each investment manager who is primarily and/or jointly responsible for the day-to-day management of the Portfolios within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate.)



                                                        OTHER ACCOUNTS MANAGED (# AND TOTAL ASSETS IN MILLIONS)
                                                        -------------------------------------------------------
                                                                                OTHER POOLED
                                                        REGISTERED INVESTMENT   INVESTMENT
PORTFOLIO                    NAME                       COMPANIES               VEHICLES       OTHER ACCOUNTS
---------                    ----                       ---------               --------       --------------
All Value Portfolio          Robert P. Fetch            4 / $ 6,001.9           1 / $ 92.4     1,095* / $ 2,592.6*
                             Howard E. Hansen           12 / $ 17,021.4         2 / $ 156.5    5,493** / $ 3,501.1**

America's Value Portfolio    Edward K. von der Linde    11 / $ 15,085.7         1 / $ 64.1     5,486 / $ 2,852.8
                             Christopher J. Towle       13 / $ 13,390.5         3 / $ 1,165.9  5,356 / $ 2,265.6

Bond-Debenture Portfolio     Christopher J. Towle       13 / $ 13,241.4         3 / $ 1,165.9  5,356 / $ 2,265.6

Growth & Income Portfolio    Eli M. Salzmann            12 / $ 23,532.5         10 / $794.3    51,040*** / $ 18,334.4***
                             Sholom Dinsky              12 / $ 23,532.5         10 / $794.3    51,040*** / $ 18,334.4***

Growth Opportunities
Portfolio                    Kevin P. Ferguson          2 / $ 915.4             2 / $ 103.4    1 / $ 14.2

International Portfolio      Todd D. Jacobson           2 / $ 236.1             2 / $ 103.4    0 / $ 0.0

Large-Cap Core Portfolio     Daniel H. Frascarelli      4 / $ 962.2             0 / $ 0.0      0 / $ 0.0
                             Paul J. Volovich           2 / $ 870.7             0 / $ 0.0      0 / $ 0.0

Mid-Cap Value Portfolio      Edward K. von der Linde    11 / $ 13,951.6         1 / $ 64.1     5,486 / $ 2,852.8
                             Howard E. Hansen           12 / $ 15,858.6         2 / 156.5      5,493** / $ 3,501.1**

* Included in the number of accounts and total assets are 2 accounts with respect to which the management fee is based on the performance of the account; such account totals approximately $510.9 million in total assets.

** Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $435.0 million in total assets.

*** Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such accounts total approximately $214.4 million in total assets.

Conflicts of interest may arise in connection with the investment managers' management of the investments of the Portfolio and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolio and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning the Portfolio's transactions to the advantage of other accounts and to the detriment of the Portfolio. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Portfolio. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Portfolio and the investments of the other accounts referenced in the table above.


COMPENSATION OF INVESTMENT MANAGERS


Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among portfolios with similar objectives, the risk taken to achieve the portfolio returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their portfolio's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.


Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

HOLDINGS OF INVESTMENT MANAGERS


The following table indicates for the Portfolios the dollar range of shares beneficially owned by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Portfolio, as of December 31, 2005. This table includes the value of shares beneficially owned by such investment managers through 401(k) plans and certain other plans or accounts, if any.

                                                                             DOLLAR RANGE OF SHARES IN THE PORTFOLIO
                                                                  $1-    $10,001-   $50,001-    $100,001-  $500,001-      OVER
FUND                         NAME                      NONE     $10,000   $50,000   $100,000    $500,000   $1,000,000  $1,000,000
----                         ----                      ----     -------   -------   --------    --------   ----------  ----------
All Value Portfolio          Robert P. Fetch              X
                             Howard E. Hansen             X

America's Value Portfolio    Edward K. von der Linde      X
                             Christopher J. Towle         X

Bond-Debenture Portfolio     Christopher J. Towle         X

Growth and Income            Eli M. Salzmann              X
Portfolio                    Sholom Dinsky                X

Growth Opportunities
Portfolio                    Kevin P. Ferguson            X

International Portfolio      Harold E. Sharon             X
                             Vincent J. McBride           X

Mid-Cap Value Portfolio      Edward K. von der Linde      X
                             Howard E. Hansen             X


ADMINISTRATIVE SERVICES

Pursuant to an Administrative Services Agreement with the Funds, Lord Abbett provides certain administrative services not involving the provision of investment advice to each Fund. Under the Agreement, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04 of 1%. This fee is allocated among the classes of shares of each Fund based on average daily net assets. The Administrative Services Agreement was effective January 1, 2003.


The administrative service fees paid to Lord Abbett for the Funds as of December 31, 2005 and 2004 are as follows:



    FUND                             2005          2004          2003
    All Value Portfolio              $    6,739    $      921    $       60*
    America's Value Portfolio        $   17,228    $    5,142    $      628*
    Bond-Debenture Portfolio         $   69,987    $   46,190    $   22,161
    Growth and Income Portfolio      $  547,973    $  351,829    $  156,919
    Growth Opportunities Portfolio   $   14,618    $    4,378    $      245*
    International Portfolio          $    3,647    $    1,998    $      946
    Large-Cap Core Portfolio         $      626+          N/A    $      N/A
    Mid-Cap Value Pottfolio          $  408,259    $  222,231    $   90,290



      * For the period from 4/30/03 (commencement of operations) through 12/31/03.

      + For the period 4/29/05 (commencement of operations) through 12/31/05.


PRINCIPAL UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, is each Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for each Fund. In accordance with the requirements of Rule 17f-5, the Board has approved arrangements permitting each Fund's foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates each Fund's net asset value.

TRANSFER AGENT

DST Systems, Inc., 210 W. 10th St., Kansas City, MO, 64106, acts as the transfer agent and dividend disbursing agent for the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, Two World Financial Center, New York, NY, 10281, is the independent registered public accounting firm of the Funds and must be approved at least annually by the Funds' Board to continue in such capacity. Deloitte & Touche LLP performs audit services for the Funds, including the examination of financial statements included in the Funds' Annual Report to Shareholders.

                                       6.

                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES


FOR EQUITY INVESTMENTS IN THE FUNDS

It is Lord Abbett's and the Funds' policy to obtain best execution on all portfolio transactions, which means that Lord Abbett seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Funds may pay, as described below, a higher commission than some brokers might charge on the same transaction. The policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Funds, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Normally, the selection of broker-dealers is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for seeking best execution.

In transactions on stock exchanges in the United States, commissions are typically negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Funds' portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

The Funds pay a commission rate that Lord Abbett believes is appropriate to give maximum assurance that the Funds' brokers will provide the Funds, on a continuing basis, with the highest level of brokerage services available. While Lord Abbett does not always seek the lowest possible commissions on particular trades, Lord Abbett believes that the commission rates paid by the Funds are in line with the rates that many other institutions pay. Lord Abbett's traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers. Such services include showing the Funds trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability. The value of these services may be viewed in terms of either a particular transaction or multiple transactions on behalf of one or more accounts managed by Lord Abbett.

While neither Lord Abbett nor the Funds obtain third party research services from brokers executing portfolio transactions for the Funds, some of these brokers may provide proprietary research services, at least some of which are useful to Lord Abbett in its overall responsibilities with respect to the Funds and the other accounts Lord Abbett manages. In addition, Lord Abbett purchases third party research with its own funds. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services may be used by Lord Abbett in servicing all of its accounts, and not all of such services will necessarily be used by Lord Abbett in connection with its management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with its management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with its advisory services to such other accounts. Lord Abbett cannot allocate research services received from brokers to any particular account, research services are not a substitute for Lord Abbett's services but are supplemental to its own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into its investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of proprietary research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be increased if it attempted to generate such additional information through its own staff.


No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

Lord Abbett seeks to combine or "batch" purchases or sales of a particular security placed at or about the same time for similarly situated accounts, including the Funds, to facilitate "best execution" and to reduce other transaction costs, if relevant. Each account that participates in a particular batched order, including the Funds, will do so at the average share price for all transactions related to that order. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of shares in a client account. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.

At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when an individually-managed account client directs it to use a particular broker for a trade (sometimes referred to as "directed accounts"), or when Lord Abbett is placing transactions for separately managed account programs (sometimes referred to as "wrap programs"). When it does not batch purchases and sales, Lord Abbett usually uses a rotation process for placing equity transactions on behalf of the different groups of accounts or products with respect to which transactions are communicated to the trading desk or placed at or about the same time. Generally, Lord Abbett will place trades first for transactions on behalf of the Lord Abbett funds and non-directed individually-managed institutional accounts, second for wrap programs, by program, and finally for directed accounts.

FOR FIXED INCOME INVESTMENTS IN THE FUNDS

It is Lord Abbett's and the Funds' policy to obtain best execution on all portfolio transactions, which means that Lord Abbett and the Funds select broker-dealers on the basis of their professional capability to execute the Fund's portfolio transactions at the most favorable prices, considering all costs of the transaction, including dealer markups and markdowns.

To the extent permitted by law, a Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer. Trades are executed only when they are dictated by investment decisions by Lord Abbett to cause the Lord Abbett-sponsored funds to purchase or sell portfolio securities. Purchases from underwriters of newly-issued securities for inclusion in the Funds' portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

Lord Abbett allocates the securities in a manner it determines to be fair to all portfolios over time. Lord Abbett may seek to combine or "batch" purchases or sales of a particular security placed at the same time for similarly situated portfolios, including the Funds, to facilitate "best execution" and to reduce other transaction costs, if relevant. Each portfolio that participates in a particular batched purchase or sale, including the Funds, will do so at the same price. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating portfolios in proportion to the size of the purchase or sale placed for each portfolio (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of a security allocated to one or more portfolios if necessary to avoid holding odd-lot or a small amount of a particular security in a portfolio. In addition, if Lord Abbett is unable to execute fully a batched transaction, and determines that it would be impractical to allocate a small amount of the security on a pro-rata basis among the portfolios, or, in circumstances under which the relative holdings of some portfolios require an allocation other than pro-rata (e.g., cash from a new portfolio being initially invested, an existing portfolio raising cash, or other circumstances under which a portfolio is over- or under-weighted in one or more holdings relative to other similarly managed portfolios), Lord Abbett allocates the securities fairly as stated above. At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when a limited amount of a particular security is available from only one or a limited number of broker-dealers.

TOTAL BROKERAGE COMMISSION PAID TO INDEPENDENT BROKER-DEALERS

For the fiscal years ended December 31, 2005, 2004 and 2003, the Funds paid total brokerage commissions to independent broker-dealers as follows:



FUND                             2005            2004           2003
All Value Portfolio              $     27,410    $      6,047   $        266*
America's Value Portfolio        $     23,383    $     13,421   $      7,308*
Bond-Debenture Portfolio         $      7,140    $      3,870   $      2,883
Growth and Income Portfolio      $  1,100,746    $    826,476   $    759,246
Growth Opportunities Portfolio   $     71,917    $     39,052   $      4,885*
International Portfolio          $     43,481    $     23,819   $     11,156
Large-Cap Core Portfolio         $      1,914+            N/A            N/A
Mid-Cap Value Potfolio           $    740,646    $    574,557   $    442,766



*For the period 4/30/03 (commencement of operations) through 12/31/03. + For the period 4/29/05 (commencement of operations) through 12/31/05.


                                       7.

                                CLASSES OF SHARES

All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter is substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent auditors, the approval of a contract with a principal underwriter and the election of directors from the separate voting requirements.

The Company's By-Laws provide that a Fund shall not hold meetings of its shareholders in any year unless one or more matters are required to be acted on by shareholders under the Act, or unless called by a majority of the Board or by shareholders holding at least one quarter of the stock of the each Fund's outstanding and entitled to vote at the meeting. When any such meeting is held, the shareholders will elect directors of the Company.

                                       8.

                       PURCHASES, REDEMPTIONS, AND PRICING


Information concerning how we value Fund shares is contained in the Prospectuses under "Purchases" and "Redemptions." The Fund's Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. Please see the Prospectus under "Purchases".


Under normal circumstances we calculate a Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid, or, in the case of bonds, in the over-the-counter market if that market more accurately reflects the market value of the bonds. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the last bid and asked prices. Over-the-counter fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an independent pricing service at the close of regular trading on the London Stock Exchange. If such exchange rates are not available, the rate of exchange will be determined in accordance with the policies established by the Board.

PURCHASES THROUGH FINANCIAL INTERMEDIARIES. Each Fund and/or Lord Abbett Distributor have authorized one or more agents to receive on their behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of a Fund or Lord Abbett Distributor. Each Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. The order will be priced at a Fund's net asset value next computed after it is received by the Fund's authorized agent or, if applicable, the agent's authorized designee. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

REVENUE SHARING AND OTHER PAYMENTS TO FINANCIAL INTERMEDIARIES. As described in each Fund's prospectus, Lord Abbett or Lord Abbett Distributor, in their sole discretion, at their own expense and without cost to the Fund or investors, also may make payments to Financial Intermediaries and other firms authorized to accept orders for Fund shares (collectively, "Dealers") in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers. Some of these payments may be referred to as revenue sharing payments. As of the date of this statement of additional information, the Dealers to whom Lord Abbett or Lord Abbett Distributor made revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) with respect to each Fund and/or other Lord Abbett Funds were as follows:


   Allstate Life Insurance Company                      National Financial Partners
   Allstate Life Insurance Company of New York          Phoenix Life and Annuity Co.
   A.G. Edwards & Sons, Inc.                            Piper Jaffrey & Co.
   B.C. Ziegler and Company                             Protective Life Insurance Company
   Bodell Overcash Anderson & Co., Inc.                 Prudential Investment Management Services LLC
   Cadaret, Grant & Co., Inc.                           RBC Dain Rauscher
   Citigroup Global Markets, Inc.                       Raymond James & Associates, Inc.
   Edward D. Jones & Co.                                Raymond James Financial Services, Inc.
   Family Investors Company                             Sun Life Assurance Company of Canada
   James I. Black & Co.                                 The Travelers Insurance Company

   Linsco/Private Ledger Corp.                          The Travelers Life and Annuity Company
   Mass Mutual Life Investors Services, Inc.            UBS Financial Services Inc.
   McDonald Investments Inc.                            Wachovia Securities, LLC
   Merrill Lynch, Pierce, Fenner & Smith Incorporated
   (and/or certain of its affiliates)
   Metlife Securities, Inc.
   Morgan Stanley DW, Inc.


For more specific information about any revenue sharing payments made to your Dealer, investors should contact their investment professionals.


Thomas J. Neff, an independent Director of the Funds, is a director of Hewitt Associates, Inc. and owns less than .01 of 1% of the outstanding shares of Hewitt Associates, Inc. Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $2.8 billion in revenue in fiscal 2005. Hewitt Associates LLC, a subsidiary of Hewitt Associates, Inc., may receive recordkeeping payments from the Fund and/or other Lord Abbett-sponsored funds. In the twelve months ended October 31, 2005, Hewitt Associates LLC received recordkeeping payments totaling approximately $414,000 from all of the Lord Abbett-sponsored Funds in the aggregate.


REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of each Fund's shareholders to make redemption payments wholly in cash, each Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

                                       9.

                              TAXATION OF THE FUNDS

Each Fund has elected, has qualified, and intends to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. If a Fund qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level. Assuming a Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax. Each Fund contemplates declaring as dividends substantially all of its net investment income.

TAX TREATMENT OF VARIABLE CONTRACTS.

For Variable Contracts to receive favorable tax treatment, certain diversification requirements must be satisfied. To determine whether the diversification requirements are satisfied, an insurance company that offers Variable Contracts generally may look through to the assets of a regulated investment company in which it owns shares if, among other requirements, all the shares of the regulated investment company are held by segregated asset accounts of insurance companies. This provision permits a segregated asset account to invest all of its assets in shares of a single regulated investment company without being considered nondiversified. This "look through" treatment typically increases the diversification of the portfolio, since a portion of the assets underlying the interest are considered to be held by the segregated asset account. Because each Fund expects that this look-through rule will apply in determining whether the diversification requirements are satisfied with respect to the variable contracts of insurance companies that own shares in the Fund, each Fund intends to comply with these requirements.

The diversification requirements can be satisfied in two ways. First, the requirements will be satisfied if each Fund invests not more than 55 percent of the total value of its assets in the securities of a single issuer; not more than 70 percent of the value of its total assets in the securities of any two issuers; not more than 80 percent of the value of its total assets in the securities of any three issuers; and not more than 90 percent of the value of its total assets in the securities of any four issuers. For purposes of this diversification rule, all securities of the same issuer are considered a single investment. In the case of government securities, each United States government agency or instrumentality is generally treated as a separate issuer. Alternatively, the diversification requirements will be satisfied with respect to Fund shares owned by insurance companies as investments for variable contracts if (i) no more than 55 percent of the value of each Fund's total assets consists of cash, cash items (including receivables), U.S. government securities, and securities of other regulated investment companies, and (ii) each Fund satisfies separate diversification requirements applicable to all regulated investment companies. To satisfy these latter requirements, each Fund at the end of each quarter of its taxable year must invest (i) at least 50 percent of the value of its total assets in cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally in respect of any one issuer to not more than 5 percent of the value of the total assets of the Fund and not more than 10 percent of the outstanding voting securities of the issuer, and (ii) not more than 25 percent of the value of its total assets in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or businesses.

A Fund will be considered to be in compliance with the diversification requirements if adequately diversified on the last day of each calendar quarter. A Fund that meets the diversification requirements as of the close of a calendar quarter will not be considered nondiversified in a subsequent quarter because of a discrepancy in value of its assets and diversification requirements unless the discrepancy exists immediately after the acquisition of any asset and is attributable to the acquisition.

If both a Fund and a separate account investing in the Fund are not adequately diversified at the required time, a Variable Contract based on the separate account during the specified time will not be treated as an annuity or life insurance contract within the meaning of the Code and all income on the Variable Contract will be subject to current federal taxation at ordinary income rates. The Variable Contract will also remain subject to a current taxation for all subsequent tax periods regardless of whether the Fund or separate account becomes adequately diversified in future periods. For these purposes, income on the Variable Contract means, with respect to any taxable year of the policyholder, the excess of the sum of (1) the increase in the net surrender value of the contract during the taxable year; and (2) the cost of life insurance or annuity protection provided under the contract during the taxable year, over the premiums paid under the contact during the taxable year.

The Treasury Department may issue future regulations or rulings or seek legislative changes addressing the circumstances in which a Variable Contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in any regulations, rulings, or legislative change.

In the event that there is a legislative change or rulings or regulations are issued, there can be no assurance that the Fund will be able to operate as currently described, or that the Trust will not have to change a Fund's investment objective or investment policies. While a Fund's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the investment policies of the Funds may be modified as necessary to prevent any such prospective rulings, regulations, or legislative change from causing Variable Contract owners to be considered the owners of the shares of a Fund.

For a discussion of the tax consequences to owners of Variable Contracts, please see the prospectus provided by the insurance company for your Variable Contract. Because of the unique tax status of Variable Contracts, you also should consult your tax adviser regarding the tax consequence of owning Variable Contracts under the federal, state, and local tax rules that apply to you.

                                       10.

                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Funds. The Company has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

                                       11.

                                   PERFORMANCE

Each Fund computes the average annual compounded rates of total return for Class VC shares during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of no charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at net asset value. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.


Using the computation method described above, the following table indicates the average annual compounded rates of total return on an investment of one thousand dollars as of December 31, 2005, for each Fund for one, five, ten years, or the life of fund, where applicable.



                                    1 YEAR          5 YEARS           10 YEARS           LIFE OF FUND
                                    ------          -------           --------           ------------
All Value Portfolio                  6.95%               -                 -            17.86% (4/30/03)

America's Value Portfolio            3.78%               -                 -            16.11% (4/30/03)

Bond-Debenture Portfolio             1.31%               -                 -             8.53% (12/3/01)

Growth and Income Portfolio          3.25%            3.10%            10.22%              --

Growth Opportunities Portfolio       4.62%               -                 -            13.18% (4/30/03)

International Portfolio             26.63%            5.42%                -             3.77% (9/15/99)

Mid-Cap Value Portfolio              8.22%           10.30%                -            15.34% (9/15/99)


These figures represent past performance, and you should be aware that the investment return and principal value of investment in a Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that past performance will be repeated in the future.


Yield quotations for a fixed income fund are based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the maximum offering price per share of such class on the last day of the period. This is determined by finding the following quotient: the dividends, and interest earned by a class during the period minus the aggregate expenses attributable to the class accrued during the period (net of reimbursements) and divided by the product of (i) the average daily number of class shares outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such class on the last day of the period. To this quotient add one, and then increase the sum to the sixth power.

Then subtract one from the product of this multiplication and multiply the remainder by two. For the 30-day period ended December 31, 2005, the yield for the Class VC shares of the Bond-Debenture Portfolio was 5.55%.


Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, each Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services, and/or investments for which reliable performance information is available.

                                       12.

                              FINANCIAL STATEMENTS


The financial statements incorporated herein by reference from the Lord Abbett Series Fund, Inc. - All Value Portfolio, America's Value Portfolio, Bond-Debenture Portfolio, Growth and Income Portfolio, Growth Opportunities Portfolio, International Portfolio, Large-Cap Core Portfolio and Mid-Cap Value Portfolio 2005 Annual Reports to Shareholders have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their reports, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

                                   APPENDIX A

                      FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that may receive portfolio holdings or related information under the circumstances described above under Investment Policies - Policies and Procedures Governing Disclosure of Portfolio Holdings:


                                                                           PORTFOLIO COMMENTARIES,
                                                                           FACT SHEETS, PERFORMANCE
                                                        PORTFOLIO HOLDINGS ATTRIBUTION INFORMATION
                                                        (ITEM #1)*         (ITEM #2)*
ABN-AMRO Asset Management                                                  Monthly
ACS HR Solutions                                                           Monthly
(Formerly Mellon Employee Benefit Solutions)
ADP Retirement Services                                                    Monthly
AG Edwards                                                                 Monthly
AIG SunAmerica                                                             Monthly
Allstate Life Insurance Company                                            Monthly
Alpha Investment Consulting Group LLC                                      Monthly
Ameriprise                                                                 Monthly
(Formerly American Express Retirement Services)
American United Life Insurance Company                                     Monthly
AMG                                                                        Monthly
Amivest Capital Management                                                 Monthly
Amvescap Retirement                                                        Monthly
AON Consulting                                                             Monthly
Arnerich Massena & Associates, Inc.                     Monthly            Monthly
Asset Performance Partners                                                 Monthly
Asset Strategies Portfolio Services, Inc.                                  Monthly
AXA Financial Services                                                     Monthly
Bank of America Corporation                                                Monthly
Bank of New York                                                           Monthly
Bank of Oklahoma                                                           Monthly
Bank One                                                                   Monthly
B.C. Ziegler                                                               Monthly
Becker, Burke Associates                                Monthly            Monthly
Bell GlobeMedia Publishing Co.                          Monthly
Bellwether Consulting                                                      Monthly
Berthel Schutter                                        Monthly            Monthly
BilkeyKatz Investment Consultants                       Monthly
Brown Brothers Harriman                                                    Monthly
Buck Consultants, Inc.                                                     Monthly
Callan Associates Inc.                                  Monthly            Monthly
Cambridge Associates LLC                                                   Monthly
Cambridge Financial Services                                               Monthly
Ceridian                                                                   Monthly
Charles Schwab & Co                                                        Monthly
Chicago Trust Company                                                      Monthly

                                                                           PORTFOLIO COMMENTARIES,
                                                                           FACT SHEETS, PERFORMANCE
                                                        PORTFOLIO HOLDINGS ATTRIBUTION INFORMATION
                                                        (ITEM #1)*         (ITEM #2)*
CIBC Oppenheimer                                                           Monthly
CitiStreet Retirement Services                                             Monthly
Clark Consulting                                                           Monthly
Columbia Funds                                                             Monthly
Columbia Management Group                                                  Monthly
Columbia Trust Company                                                     Monthly
Concord Advisory Group Ltd.                             Monthly            Monthly
Consulting Services Group, LP                                              Monthly
Copic Financial                                                            Monthly
CPI Qualified Plan Consultants                                             Monthly
CRA RogersCasey                                         Monthly            Monthly
Curcio Webb                                             Monthly            Monthly
D.A. Davidson                                                              Monthly
Dahab Assoc.                                                               Monthly
Daily Access                                                               Monthly
Defined Contribution Advisors, Inc.                                        Monthly
Delaware Investment Advisors                                               Monthly
Deloitte & Touche LLP                                   Semiannually
DeMarche Associates, Inc.                                                  Monthly
DiMeo Schneider & Associates                                               Monthly
Disabato Associates, Inc.                                                  Monthly
Diversified Investment Advisors, Inc.                                      Monthly
Dover Consulting                                                           Monthly
EAI                                                                        Monthly
Edward Jones                                                               Monthly
Ennis, Knupp & Associates                                                  Monthly
Federated Investors                                                        Monthly
Fidelity Investment                                                        Monthly
Fidelity Investments                                                       Monthly
Fifth Third Bank                                                           Monthly
First Mercantile Trust Co.                                                 Monthly
FleetBoston Financial Corp.                                                Monthly
Franklin Templeton                                                         Monthly
Freedom One Investment Advisors                                            Monthly
Frost Bank                                                                 Monthly
Fuji Investment Management Co., Ltd.                                       Monthly
Fund Evaluation Group, Inc.                                                Monthly
Goldman Sachs                                                              Monthly
Great West Life and Annuity Insurance Company                              Monthly
Greenwich Associates                                                       Monthly
Guardian Life Insurance                                                    Monthly
Hartford Life Insurance Company                                            Monthly
Hartland & Co.                                                             Monthly
Hewitt Financial Services, LLC                                             Monthly

                                                                           PORTFOLIO COMMENTARIES,
                                                                           FACT SHEETS, PERFORMANCE
                                                        PORTFOLIO HOLDINGS ATTRIBUTION INFORMATION
                                                        (ITEM #1)*         (ITEM #2)*
Hewitt Investment Group                                                    Monthly
Highland Consulting Associates, Inc.                                       Monthly
Holbien Associates, Inc.                                                   Monthly
Horace Mann Life Insurance Company                                         Monthly
HSBC                                                                       Monthly
ICMA Retirement Corp.                                                      Monthly
ING                                                                        Monthly
Institutional Shareholder Services, Inc.                      Monthly      Monthly
Intuit                                                                     Monthly
INVESCO Retirement Services                                                Monthly
Invesmart                                                                  Monthly
Investment Consulting Services, LLC                                        Monthly
Invivia                                                                    Monthly
Irish Life Inter. Managers                                    Monthly
Iron Capital Advisors                                                      Monthly
Janney Montgomery Scott LLC                                                Monthly
Jefferson National Life Insurance Company                                  Monthly
Jeffrey Slocum & Associates, Inc.                             Monthly      Monthly
JP Morgan Consulting                                                       Monthly
JP Morgan Fleming Asset Management                                         Monthly
JP Morgan Investment Management                                            Monthly
Kmotion, Inc.                                                 Monthly
LCG Associates, Inc.                                                       Monthly
Legacy Strategic Asset Mgmt. Co.                                           Monthly
Legg Mason                                                                 Monthly
Lincoln Financial                                                          Monthly
LPL Financial Services                                                     Monthly
Manulife Financial                                                         Monthly
Marco Consulting Group                                                     Monthly
Marquette Associates, Inc.                                                 Monthly
MassMutual Financial Group                                                 Monthly
McDonald                                                                   Monthly
Meketa Investment Group                                                    Monthly
Mellon Human Resources & Investor Solutions                                Monthly
Mercer HR Services                                                         Monthly
Mercer Investment Consulting                                               Monthly
Merrill Corporation                                           Monthly      Monthly
Merrill Lynch                                                              Monthly
Merrill Lynch, Pierce, Fenner & Smith, Inc.                   Monthly
MetLife                                                                    Monthly
MetLife Investors                                                          Monthly
MFS Retirement Services, Inc.                                              Monthly
MFS/Sun Life Financial Distributors, Inc.                                  Monthly
Midland National Life                                                      Monthly

                                                                           PORTFOLIO COMMENTARIES,
                                                                           FACT SHEETS, PERFORMANCE
                                                        PORTFOLIO HOLDINGS ATTRIBUTION INFORMATION
                                                        (ITEM #1)*         (ITEM #2)*
M & I Investment Management Company Corporation                            Monthly
Milliman & Robertson Inc.                                                  Monthly
Minnesota Life Insurance Company                                           Monthly
ML Benefits & Investment Solutions                                         Monthly
Monroe Vos Consulting Group, Inc.                                          Monthly
Morgan Keegan                                                              Monthly
Morgan Stanley Dean Witter                                                 Monthly
MorganStanley                                                              Monthly
Morningstar Associates, Inc.                                               Monthly
National City Bank                                                         Monthly
Nationwide Financial                                                       Monthly
NCCI Holdings, Inc.                                                        Monthly
New England Pension Consultants                                            Monthly
The Newport Group                                                          Monthly
New York Life Investment Management                                        Monthly
Nordstrom Pension Consulting                                               Monthly
NY Life Insurance Company                                                  Monthly
Oxford Associates                                                          Monthly
Palmer & Cay Investment Services                                           Monthly
Paul L. Nelson & Associates                                                Monthly
Pension Consultants, Inc.                                                  Monthly
PFE Group                                                                  Monthly
PFM Group                                                                  Monthly
PFPC, Inc.                                                                 Monthly
Phoenix Life Insurance Company                                             Monthly
Pierce Park Group                                                          Monthly
Piper Jaffray/ USBancorp                                                   Monthly
Planco                                                        Monthly
PNC Advisors                                                               Monthly
Portfolio Evaluations, Inc.                                                Monthly
Prime, Buchholz & Associates, Inc.                                         Monthly
Princeton Retirement                                                       Monthly
Principal Financial                                                        Monthly
Protective Life Corporation                                                Monthly
Prudential Financial                                                       Monthly
Prudential Investments                                                     Monthly
Prudential Securities, Inc.                                                Monthly
Putnam Fiduciary Trust Company (Mercer HR)                    Monthly
Putnam Investments                                                         Monthly
Quant Consulting                                                           Monthly
Reuters, Ltd.                                                 Monthly      Monthly
R.V. Kuhns & Associates, Inc.                                              Monthly
Raymond James Financial                                                    Monthly
RBC Dain Rauscher                                                          Monthly

                                                                           PORTFOLIO COMMENTARIES,
                                                                           FACT SHEETS, PERFORMANCE
                                                        PORTFOLIO HOLDINGS ATTRIBUTION INFORMATION
                                                        (ITEM #1)*         (ITEM #2)*
Rocaton Investment Advisors, LLC                              Monthly      Monthly
Ron Blue & Co.                                                             Monthly
Roszel Advisors, LLC                                                       Monthly
Russell Investment Group                                                   Monthly
Scudder Investments                                                        Monthly
Segal Advisors                                                             Monthly
SEI Investment                                                             Monthly
SG Constellation LLC                                          Monthly      Monthly
Shields Associates                                                         Monthly
Smith Barney                                                               Monthly
Spagnola-Cosack, Inc.                                                      Monthly
Standard & Poor's                                                          Monthly
Stanton Group                                                              Monthly
State Street Bank & Trust Co.                                 Monthly      Monthly
Stearne, Agee & Leach                                                      Monthly
Stephen's, Inc.                                                            Monthly
Stifel Nicolaus                                                            Monthly
Strategic Advisers, Inc.                                      Monthly
Strategic Investment Solutions                                             Monthly
Stratford Advisory Group, Inc.                                             Monthly
Summit Strategies Group                                                    Monthly
Sun Life Financial Distributors, Inc.                                      Monthly
T. Rowe Price Associates, Inc.                                             Monthly
TD Asset Management                                                        Monthly
The 401k Company                                                           Monthly
The Carmack Group, Inc.                                                    Monthly
The Managers Fund                                                          Monthly
The Vanguard Group                                                         Monthly
TIAA-CREF                                                                  Monthly
Towers Perrin                                                              Monthly
Transamerica Retirement Services                                           Monthly
Travelers Life & Annuity Company                                           Monthly
UBS- Prime Consulting Group                                                Monthly
UMB                                                                        Monthly
Union Bank of California                                                   Monthly
US Bank                                                                    Monthly
USI Retirement                                                             Monthly
Valic                                                                      Monthly
Vanguard                                                                   Monthly
Victory Capital Management                                                 Monthly
Vestek Systems, Inc.                                          Monthly
Wachovia Bank                                                              Monthly
Watson Wyatt Worldwide                                        Monthly      Monthly
Welch Hornsby                                                              Monthly

                                                                           PORTFOLIO COMMENTARIES,
                                                                           FACT SHEETS, PERFORMANCE
                                                        PORTFOLIO HOLDINGS ATTRIBUTION INFORMATION
                                                        (ITEM #1)*         (ITEM #2)*
Wells Fargo                                                                Monthly
William M. Mercer Consulting Inc.                                          Monthly
Wilshire Associates Incorporated                                           Monthly
Wurts & Associates                                            Monthly      Monthly
Wyatt Investment Consulting, Inc.                                          Monthly
Yanni Partners                                                             Monthly



----------

  *This information is or may be provided within 15 days after the end of the period indicated below, unless otherwise noted. Many of the recipients actually receive the information on a quarterly basis, rather than on a monthly basis as noted in the chart.

                                   APPENDIX B


                                                                NOVEMBER 8, 2005


                             LORD, ABBETT & CO. LLC
                      PROXY VOTING POLICIES AND PROCEDURES

                                  INTRODUCTION


     Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. In each case where an investment team declines to follow a recommendation of a company's management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.


     The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

     Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under "Specific Procedures for Potential Conflict Situations". If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.

              SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

     Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided NOT to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

     The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.

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     Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class Y shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

     For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund's Proxy Committee and shall seek voting instructions from the Fund's Proxy Committee only in those situations where Lord Abbett has proposed NOT to follow the recommendations of ISS.

SUMMARY OF PROXY VOTING GUIDELINES

     Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

ELECTION OF DIRECTORS

     Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case-by- case basis. Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

     There are some actions by directors that may result in votes being withheld. These actions include:

     1) Attending less than 75% of board and committee meetings without a valid excuse.
     2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.
     3) Failing to act on takeover offers where a majority of shareholders tendered their shares.
     4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.
     5)   Failing to replace management as appropriate.

     We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

INCENTIVE COMPENSATION PLANS

     We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

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     We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

     1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.
     2)   Management's rationale for why the repricing is necessary.
     3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.
     4) Other factors, such as the number of participants, term of option, and the value for value exchange.

In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS

CUMULATIVE VOTING

     We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

CONFIDENTIAL VOTING

     There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

     On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

                              SUPERMAJORITY VOTING

     Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES

     Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

     Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

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2)        Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

     - Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.
     -    No dead-hand or no-hand pills.
     - Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.
     - Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

                                  SOCIAL ISSUES

     It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

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                                   APPENDIX C


LONG-TERM OBLIGATION RATINGS

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

MOODY'S LONG-TERM RATING DEFINITIONS:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P LONG TERM ISSUE CREDIT RATINGS

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy,

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as noted above.

AAA

An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


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                          LORD ABBETT SERIES FUND, INC.

                                     PART C
                                OTHER INFORMATION

Item 22.    EXHIBITS

    (a) ARTICLES OF INCORPORATION. Articles of Restatement incorporated by reference to Post-Effective Amendment No. 12 filed April 29, 1998. (Growth and Income Portfolio)
        (i) Articles Supplementary dated August 23, 1999. Incorporated by reference to Post-Effective Amendment No. 22 filed April 11, 2003. (Bond-Debenture Portfolio; International Portfolio; Mid-Cap Value Portfolio)
        (ii) Articles Supplementary dated March 14, 2003. Incorporated by reference to Post-Effective Amendment No. 22 filed April 11, 2003. (All Value Portfolio; America's Value Portfolio; Growth Opportunities Portfolio).
        (iii) Articles Supplementary to the Articles of Incorporation dated March 10, 2005. (Large-Cap Core Portfolio) Incorporated by reference to Post-Effective Amendment No. 26 filed April 25, 2005.

    (b) BY-LAWS. Amended and Restated as of April 20, 2004. Incorporated by reference to Post-Effective Amendment No. 26 filed April 25, 2005.

    (c) INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS. Not applicable.

    (d) INVESTMENT ADVISORY CONTRACTS.
        (i) MANAGEMENT AGREEMENT DATED DECEMBER 1, 1989. Incorporated by reference to Post-Effective Amendment No. 22 filed April 11, 2003. (Growth and Income Portfolio)
        (ii) ADDENDUM TO MANAGEMENT AGREEMENT DATED MARCH 17, 1999. Incorporated by reference to Post-Effective Amendment No. 22 April 11, 2003. (Bond-Debenture Portfolio; International Portfolio; Mid-Cap Value Portfolio)
        (iii) ADDENDUM TO MANAGEMENT AGREEMENT DATED MARCH 14, 2003. Incorporated by reference to Post-Effective Amendment No. 22 filed April 11, 2003. (All Value Portfolio; America's Value Portfolio; Growth Opportunities Portfolio)
        (iv) EXPENSE REIMBURSEMENT AGREEMENTS. Incorporated by reference to Post-Effective Amendment No. 22 filed April 11, 2003.
        (v) Addendum to Management Agreement dated March 1, 2004 incorporated by reference to Post-Effective Amendment No 23 filed on April 27, 2004. (Growth Opportunities Portfolio)
        (vi) ADDENDUM TO MANAGEMENT AGREEMENT DATED APRIL 13, 2005 (LARGE-CAP CORE PORTFOLIO). FILED HEREIN.
        (vii) ADDENDUM TO MANAGEMENT AGREEMENT DATED JANUARY 1, 2006 (ALL VALUE PORTFOLIO, AMERICA'S VALUE PORTFOLIO, INTERNATIONAL PORTFOLIO, AND MID-CAP VALUE PORTFOLIO). FILED HEREIN.
        (viii) ADDENDUM TO MANAGEMENT AGREEMENT DATED JANUARY 1, 2006 (BOND-DEBENTURE PORTFOLIO). FILED HEREIN.
        (ix) ADDENDUM TO MANAGEMENT AGREEMENT DATED JANUARY 1, 2006 (GROWTH AND INCOME PORTFOLIO). FILED HEREIN.
        (x) EXPENSE REIMBURSEMENT AGREEMENT DATED JANUARY 1, 2006 (ALL VALUE PORTFOLIO, AMERICA'S VALUE PORTFOLIO, BOND-DEBENTURE PORTFOLIO, GROWTH OPPORTUNITIES PORTFOLIO, INTERNATIONAL PORTFOLIO, AND LARGE-CAP CORE PORTFOLIO). FILED HEREIN.
        (xi) EXPENSE REIMBURSEMENT AGREEMENT DATED APRIL 29, 2005 (LARGE-CAP CORE PORTFOLIO). FILED HEREIN.
        (xii) EXPENSE REIMBURSEMENT AGREEMENT DATED JANUARY 1, 2005 (ALL VALUE PORTFOLIO, AMERICA'S VALUE PORTFOLIO, BOND-DEBENTURE PORTFOLIO, GROWTH OPPORTUNITIES PORTFOLIO, AND INTERNATIONAL PORTFOLIO). FILED HEREIN.

        (xiii) EXPENSEREIMBURSEMENT AGREEMENT DATED JANUARY 22, 2004 (ALL VALUE PORTFOLIO, AMERICA'S VALUE PORTFOLIO, BOND-DEBENTURE PORTFOLIO, GROWTH OPPORTUNITIES PORTFOLIO, AND INTERNATIONAL PORTFOLIO). FILED HEREIN.
        (xiv) EXPENSE REIMBURSEMENT AGREEMENT DATED MARCH 13, 2003 (ALL VALUE PORTFOLIO, AMERICA'S VALUE PORTFOLIO, AND GROWTH OPPORTUNITIES). FILED HEREIN.
        (xv) EXPENSE REIMBURSEMENT AGREEMENT DATED JANUARY 23, 2003 (MID-CAP VALUE PORTFOLIO, BOND-DEBENTURE PORTFOLIO AND INTERNATIONAL PORTFOLIO). FILED HEREIN.
        (xvi) EXPENSE REIMBURSEMENT AGREEMENT DATED MARCH 14, 2002 (MID-CAP VALUE PORTFOLIO, BOND-DEBENTURE PORTFOLIO, AND INTERNATIONAL PORTFOLIO). FILED HEREIN.

    (e) UNDERWRITING CONTRACTS. Distribution Agreement dated May 1, 1994 and Addendum to Distribution Agreement dated October 31, 1996 incorporated by reference to Post-Effective Amendment No. 23 filed on April 27, 2004.

    (f) BONUS OR PROFIT SHARING CONTRACTS. Incorporated by reference to Post-Effective Amendment No. 19 filed April 26, 2001.

    (g) (i) CUSTODIAN AGREEMENT. Incorporated by reference to Post-Effective Amendment No. 26 filed April 25, 2005.

        (ii) AMENDMENT TO CUSTODIAN AGREEMENT (Large-Cap Core Portfolio). Filed herein.

    (h) OTHER MATERIAL CONTRACTS.
        (i) ADMINISTRATIVE SERVICES AGREEMENT. Incorporated by reference to Post-Effective Amendment No. 21 filed on January 29, 2003.
        (ii) Amendment to Administrative Services Agreement (Large-Cap Core Portfolio). Incorporated by reference to Post-Effective Amendment No. 26 filed April 25, 2005.
        (ii) SERVICES AGREEMENT. Incorporated by reference to Post-Effective Amendment No. 22 filed April 11, 2003.
        (iv) Form of Participation Agreement. Incorporated by reference to Post-Effective Amendment No. 22 filed April 11, 2003.
        (v) TRANSFER AGENCY AGREEMENT. Incorporated by reference to Post-Effective Amendment No. 26 filed April 25, 2005.
        (vi) FORM OF AMENDMENT TO TRANSFER AGENCY AGREEMENT (Large-Cap Core Portfolio). Incorporated by reference to Post-Effective Amendment No. 26 filed April 25, 2005.
        (vii) ADMINISTRATIVE SERVICES AGREEMENT. (INCLUDING AMENDMENTS #1-#9). FILED HEREIN.

    (i) LEGAL OPINION. OPINION OF WILMER CUTLER PICKERING HALE AND DORR. FILED HEREIN.

    (j) CONSENT OF INDEPENDENT AUDITORS. CONSENT OF DELOITTE & TOUCHE LLP. FILED HEREIN

    (k) OMITTED FINANCIAL STATEMENTS. Incorporated by reference to Registrant's 2005 Annual Report filed on March 10, 2006.

    (l) INITIAL CAPITAL AGREEMENTS. Incorporated by reference.

    (m) RULE 12B-1 PLAN. Not Applicable.

    (n) AMENDED AND RESTATED RULE 18F-3 PLAN. Incorporated by reference to Post-Effective Amendment No. 26 filed April 25, 2005.

    (o) RESERVED

    (p) CODE OF ETHICS. FILED HEREIN.

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Item 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

            None.


Item 25.    INDEMNIFICATION

            The Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers.

            The general effect of these statutes is to protect officers, directors and employees of the Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-laws of the Registrant, without limiting the authority of the Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, make the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of Maryland law and by the provisions of
            Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

            In referring in its By-laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland law and Section 17(h) of the Investment Company Act of 1940, the Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), the Registrant understands that it would be required under its By-laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to the Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of the Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, the Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

            In addition, the Registrant maintains a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a)      Adviser - Lord, Abbett & Co. LLC

         Lord, Abbett & Co. LLC is the investment adviser of the Registrant and provides investment management services to the Lord Abbett Family of Funds and to various pension plans, institutions and individuals. Lord Abbett Distributor LLC, a limited liability company, serves as its distributor and principal underwriter.

(b)      Partners

         The following are partners of Lord, Abbett & Co. LLC. Joan A. Binstock, Michael Brooks, Zane E. Brown, Patrick Browne, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Robert Dow, Milton Ezrati, Kevin P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Robert I. Gerber, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Gerard Heffernan, Charles Hofer,
W. Thomas Hudson, Cinda Hughes, Ellen G. Itskovitz, Larry H. Kaplan, Jerald Lanzotti, Richard Larsen, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert G. Morris, Robert J. Noelke, A. Edward Oberhaus III, F. Thomas O'Halloran, R. Mark Pennington, Walter Prahl, Michael Radziemski, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Jarrod Sohosky, Diane Tornejal, Christopher J. Towle, Edward von der Linde and Marion Zapolin

Item 27.    PRINCIPAL UNDERWRITERS

      (a) Lord Abbett Distributor LLC serves as principal underwriter for the Registrant. Lord Abbett Distributor LLC also serves as principal underwriter for the following registered open-end investment companies sponsored by Lord, Abbett & Co. LLC:

                 Lord Abbett Affiliated Fund, Inc.
                 Lord Abbett Blend Trust
                 Lord Abbett Bond-Debenture Fund, Inc.
                 Lord Abbett Developing Growth Fund, Inc.
                 Lord Abbett Global Fund, Inc.
                 Lord Abbett Investment Trust
                 Lord Abbett Large-Cap Growth Fund
                 Lord Abbett Mid-Cap Value Fund, Inc.
                 Lord Abbett Research Fund, Inc.
                 Lord Abbett Securities Trust
                 Lord Abbett Municipal Income Fund, Inc.
                 Lord Abbett Municipal Income Trust
                 Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

      (b) Lord Abbett Distributor LLC is a wholly-owned subsidiary of Lord, Abbett & Co. LLC. The principal officers of Lord Abbett Distributor LLC are:

            NAME AND PRINCIPAL   POSITIONS AND/OR OFFICES WITH   POSITIONS AND OFFICES
            BUSINESS ADDRESS *   LORD ABBETT DISTRIBUTOR LLC     WITH REGISTRANT
            ------------------   -----------------------------   ---------------------
            Robert S. Dow        Chief Executive Officer         Chairman and President
            Lawrence H. Kaplan   General Counsel                 Vice President & Secretary
            Marion Zapolin       Chief Financial Officer         Not Applicable
            John K. Forst        Deputy General Counsel          Vice President & Assistant Secretary
            James W. Bernaiche   Chief Compliance Officer        Chief Compliance Officer

            *  Each Officer has a principal business address of:
               90 Hudson Street, Jersey City, New Jersey 07302

      (c)   Not applicable

Item 28.    LOCATION OF ACCOUNTS AND RECORDS

            Registrant maintains the records, required by Rules 31a - 1(a) and
            (b), and 31a - 2(a) at its main office.

            Lord, Abbett & Co. LLC maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

            Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29.    MANAGEMENT SERVICES

            None

Item 30.    UNDERTAKINGS

            The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

            The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and had duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey on the 4th day of April, 2006.

                                LORD ABBETT SERIES FUND, INC.


                                BY:   /s/ CHRISTINA T. SIMMONS
                                      ------------------------
                                      Christina T. Simmons
                                      Vice President and Assistant Secretary

                                BY:   /s/ JOAN A. BINSTOCK
                                      --------------------
                                      Joan A. Binstock
                                      Chief Financial Officer and Vice President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                            TITLE                      DATE
----------                            -----                      ----
                                      Chairman, President
/s/Robert S. Dow *                    and Director               April 4, 2006
---------------------------
Robert S. Dow

/s/ E. Thayer Bigelow *               Director                   April 4, 2006
---------------------------
E. Thayer Bigelow

/s/William H. T. Bush*                Director                   April 4, 2006
---------------------------
William H. T. Bush

/s/Robert B. Calhoun, Jr.*            Director                   April 4, 2006
---------------------------
Robert B. Calhoun, Jr.

/s/Julie A. Hill*                     Director                   April 4, 2006
---------------------------
Julie A. Hill

/s/Franklin W. Hobbs*                 Director                   April 4, 2006
---------------------------
Franklin W. Hobbs

                                      Director                   April 4, 2006
---------------------------
James L.L. Tullis

/s/Thomas J. Neff*                    Director                   April 4, 2006
-------------------------------
Thomas J. Neff


* By     /s/ CHRISTINA T. SIMMONS
         ------------------------
         Christina T. Simmons
         Attorney - in - Fact

                                POWER OF ATTORNEY

     Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Paul A. Hilstad, Lawrence H. Kaplan and Christina T. Simmons, each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                            TITLE                      DATE
----------                            -----                      ----
                                      Chairman, President
/s/Robert S. Dow                      and Director/Trustee       April 19, 2005
Robert S. Dow                         -----------------------    --------------


/s/ E. Thayer Bigelow                 Director/Trustee           April 29, 2005
E. Thayer Bigelow                     -----------------------    --------------


/s/ William H. T. Bush                Director/Trustee           April 19, 2005
William H. T. Bush                    -----------------------    --------------


/s/ Robert B. Calhoun, Jr.            Director/Trustee           April 19, 2005
Robert B. Calhoun, Jr.                -----------------------    --------------


/s/ Julie A. Hill                     Director/Trustee           April 19, 2005
Julie A. Hill                         -----------------------    --------------


/s/ Franklin W. Hobbs                 Director/Trustee           April 19, 2005
Franklin W. Hobbs                     -----------------------    --------------


/s/ C. Alan MacDonald                 Director/Trustee           April 19, 2005
C. Alan MacDonald                     -----------------------    --------------


/s/ Thomas J. Neff                    Director/Trustee           April 19, 2005
Thomas J. Neff                        -----------------------    --------------

                                    EXHIBIT A

                        Lord Abbett Affiliated Fund, Inc.

                             Lord Abbett Blend Trust

                      Lord Abbett Bond-Debenture Fund, Inc.

                    Lord Abbett Developing Growth Fund, Inc.

                          Lord Abbett Global Fund, Inc.

                          Lord Abbett Investment Trust

                        Lord Abbett Large-Cap Growth Fund

                      Lord Abbett Mid-Cap Value Fund, Inc.

                         Lord Abbett Research Fund, Inc.

                          Lord Abbett Securities Trust

                          Lord Abbett Series Fund, Inc.

                     Lord Abbett Municipal Income Fund, Inc.

                       Lord Abbett Municipal Income Trust

         Lord Abbett U.S. Government & Government Sponsored Enterprises
                             Money Market Fund, Inc.